Exhibit 10.1

AGREEMENT FOR PURCHASE AND SALE

among

SDG Resources, L.P.,

Innovative Oil and Gas Development
and Trading Company, Inc., and

Arkios Partners, L.P.,

as Sellers,

and

Resaca Exploitation, LP,

as Buyer

dated

March 10, 2006

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TABLE OF CONTENTS

(continued)

			Page
	5.3	Closing Conditions	11
	5.4	Title Review	11
	5.5	Environmental Review	11
	5.6	Consents and Approvals	11

6.	COVENANTS OF BUYER		11
	6.1	Pre-Closing Covenants. Buyer shall cause all the representations and warranties made by Buyer and contained in this Agreement to be true and correct on and as of the Closing Date	11
	6.2	Post-Closing Covenants	11

7.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER		11
	7.1	Representations and Warranties	11
	7.2	Consents	12
	7.3	Compliance	12
	7.4	No Pending Suits	12
	7.5	Purchase Price Adjustments	12
	7.6	Lender Encumbrances	12
	7.7	Cooper Jal Operations	12

8.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS		12
	8.1	Representations and Warranties	12
	8.2	Compliance	12
	8.3	No Pending Suits	13
	8.4	Purchase Price Adjustments	13

9.	CLOSING		13
	9.1	The Closing	13
	9.2	Documents to be Delivered at Closing	13
	9.3	Possession	14
	9.4	Payment of Purchase Price	14

10.	CASUALTY LOSS		14

11.	TERMINATION		15
	11.1	Termination Events	15
	11.2	Effect of Termination	15

12.	ASSUMPTION BY BUYER; ASSUMED OBLIGATIONS		16

13.	PRODUCTION, PROCEEDS, EXPENSES AND TAXES		16
	13.1	Division of Ownership	16

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TABLE OF DEFINED TERMS

Term	Section

Adjusted Purchase Price	2.1
Adverse Environmental Condition	Annex II
Advisor	1.2
Agreement	Page 1
Allocated Value	Annex I
Assignment	Annex V
Assignee	Annex V
Assignor	Annex V
Assumed Obligations	12.1.3
Business Day	18
Buyer Indemnified Parties	15.3
Buyer	Page 1
Casualty Loss	10
Closing	9.1
Closing Date	9.1
Closing Period	2.3.1(a)
Closing Statement	2.4
Code	28
Contracts	1.1.7
Cure Period	Annex I
Data	1.1.6
Defensible Title	Annex I
Effective Time	1
Environmental Claim	Annex II
Environmental Consultant	Annex II
Environmental Contaminant	Annex II
Environmental Defect Deductible	Annex II
Environmental Defect Value	Annex II
Environmental Defect Threshold	Annex II
Environmental Laws	Annex II
Environmental Liabilities	Annex II
Environmental Permits	Annex II
Environmental Review	5.5
Equipment	1.1.5
Equitable Limitations	3.3
Excluded Assets	1.2
Final Settlement Statement	14.1
Indemnification Escrow Account	15.5.1(a)
Indemnification Escrow Agent	15.5.1(b)
Indemnification Escrow Agreement	15.5.1(c)
Indemnification Escrow Amount	15.5.1(d)
Liabilities	15.2

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Liens	Annex I
Net Revenue Interest	Annex I
Notice Date	Annex I
Oil and Gas Properties	1.1.1
Performance Deposit	2.2
Permitted Encumbrances	Annex I
Permits	1.1.8
Production Burdens	3.11
Properties	1
Purchase Price	2.1
Real Property	Annex VI
Remediate	Annex II
Royalties	13.2
Sellers	Page 1
Seller Group	Annex II
Seller Indemnified Parties	15.4
Substances	1.1.3
Surface Contracts	1.1.4
Taxes	13.2
Three Span Real Property	9.2.1(b)
Title Defect	Annex I
Title Defect Amount	Annex I
Title Defect Deductible	Annex I
Title Defect Threshold	Annex I
Title Property	Annex I
Title Properties	Annex I
Title Review	5.4
Treasury Regulations	28
Wells	1.1.2
Working Interest	Annex I

II

AGREEMENT FOR PURCHASE AND SALE

This Agreement for Purchase and Sale (“Agreement”) is made and entered into on March 10, 2006, among SDG RESOURCES, L.P., a Texas limited partnership (“SDG”), INNOVATIVE OIL AND GAS DEVELOPMENT AND TRADING COMPANY, INC., a New Mexico corporation (“IOG”), and ARKIOS PARTNERS, L.P., a Texas limited partnership (“Arkios”) (collectively, SDG, IOG, and Arkios may be referred to herein as “Sellers”), and RESACA EXPLOITATION, LP, a Delaware limited partnership (“Buyer”).

1.                                       Sale and Purchase of the Properties. Subject to the terms and conditions and for the consideration herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers agree to sell, assign, convey and deliver to Buyer, and Buyer agrees to purchase and acquire from Sellers at Closing, effective as of 7:00 a.m. at the location of each of the Oil and Gas Properties on January 1, 2006 (such time and date is referred to herein as the “Effective Time”), all of the interest of Sellers in and to the properties described in Sections 1.1.1 through 1.1.9 as such properties exist on the Effective Time, other than the Excluded Assets (as defined below) (the “Properties”):

1.1                                 The Properties.

1.1.1                        Oil and Gas Properties. All properties described on Exhibit 1.1.1 - Part A whether the interest of Sellers in such properties is fee interests, leasehold interests, licenses, concessions, working interests, farmout rights, royalty, overriding royalty or other non-working or carried interests, operating rights or other mineral rights of every nature and any rights that arise by operation of law or otherwise in all properties and lands pooled, unitized, communitized or consolidated with such properties (the “Oil and Gas Properties”).

1.1.2                        Wells. All oil, condensate or natural gas wells, water source wells, and water and other types of injection wells either located on the Oil and Gas Properties or used or held for use in connection with the Oil and Gas Properties under a Surface Contract, whether producing, operating, shut-in, temporarily or permanently abandoned (the “Wells”).

1.1.3                        Severed Substances. All severed crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, petroleum, natural gas liquids, condensate, products, liquids and other hydrocarbons and other minerals or materials of every kind and description produced from the Oil and Gas Properties and either (a) in storage tanks on the Effective Time or (b) sold on or after the Effective Time (the “Substances”).

1.1.4                        Surface Contracts. All leases, easements, privileges, right-of-way agreements, licenses or other agreements relating to the use or ownership of surface and subsurface properties and structures that are used or held for use in connection with the exploration, production or development of Substances from the Oil and Gas Properties, including the lease arrangements for the office facility and pipe yard located in Odessa, Texas and the other interests described on Exhibit 1.1.4 (the “Surface Contracts”).

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1.1.5                        Equipment. All equipment, furniture, computers, fixtures, vehicles, physical facilities or interests therein (including but not limited to gathering lines, pipelines, compressors and gas plants) of every type and description to the extent that the same are used or held for use in connection with the ownership or operation of the Properties and are located on the Oil and Gas Properties or on any surface covered by a Surface Contract, including, without limitation, laptop computers used by any Seller’s employees or independent contractors based in Odessa, Texas (the “Equipment”).

1.1.6                        Information and Data. All abstracts, title opinions, title reports, title policies, lease and land files, surveys, analyses, compilations, correspondence, filings with and reports to regulatory agencies, other documents and instruments to the extent they are directly related to the Oil and Gas Properties and the transfer thereof is not prohibited by any existing contractual obligations, including geological, geophysical, engineering, exploration, and production data that are in the possession of any Seller, or independent contractors of Sellers, and relate to the Properties (the “Data”).

1.1.7                        Contracts. All contracts and arrangements that directly relate to the Properties and the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of Substances therefrom and any and all amendments, ratifications or extensions of the foregoing, to the extent that any of the foregoing relate to or are in effect during any periods (unless and to the extent pertaining to an obligation retained by Sellers hereunder) (the “Contracts”), all rights to make claims, during any periods on or after the Effective Time, under purchase and sale agreements pursuant to which any Seller acquired its interests in any of the Oil and Gas Properties, and all rights to make claims and receive proceeds under any insurance policy held by or on behalf of any Seller in connection with the Properties for any claim that arises from the Effective Time through the Closing Date in connection with the Properties.

1.1.8                        Permits. All franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights, that relate to the Properties or the ownership or operation of any thereof (the “Permits”), including, without limitation, the Permits described on Exhibit 1.1.8 hereto.

1.1.9                        Payment Rights. All (a) accounts, instruments and general intangibles (as such terms are defined in the Uniform Commercial Code of the jurisdiction in which the Properties are located) attributable to the Properties with respect to any period of time after the Effective Time; and (b) liens and security interests in favor of any Seller, whether choate or inchoate, under any law, rule or regulation or under any of the Contracts (i) arising from the ownership, operation or sale or other disposition on or after the Effective Time of any of the Properties or (ii) arising in favor of SDG as the operator of the Oil and Gas Properties.

1.2                                 Excluded Assets. As used herein, “Excluded Assets” means (1) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Properties with respect to any period of time prior

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to the Effective Time; (2) all claims and causes of action of any Seller (unless pertaining to an obligation assumed by Buyer hereunder) (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), or (iii) with respect to any of the Excluded Assets; (3) all rights and interests of any Seller (unless pertaining to an obligation assumed by Buyer hereunder) (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; (4) all Substances produced and sold from the Oil and Gas Properties during any period prior to the Effective Time, together with all proceeds from or of such Substances; (5) claims of any Seller for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period prior to the Effective Time, (ii) income or franchise taxes, or (iii) any taxes attributable to the Excluded Assets; (6) all amounts due or payable to any Seller as adjustments to insurance premiums related to the Properties with respect to any period prior to the Effective Time; (7) all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Properties for any period prior to the Effective Time, or (ii) any Excluded Assets; (8) all furniture, equipment, personal computers and associated peripherals and all radio and telephone equipment owned by Sellers and located in Montrose, Colorado, New York, New York, or Austin, Texas; (9) any Seller’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (10) all of any Seller’s interpretations of geological and geophysical data; (11) all documents and instruments of any Seller that may be protected by an attorney-client privilege; (12) data that cannot be disclosed or assigned to Buyer as a result of confidentiality arrangements under agreements with persons unaffiliated with any Seller; (13) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets; (14) any Seller’s financial and accounting information other than any financial and accounting records delivered to Buyer in connection with Buyer’s due diligence investigation of the Properties; and (15) all (i) agreements and correspondence between any Seller and Petrie Parkman & Co. (the “Advisor”) relating to the transactions contemplated in this Agreement, (ii) lists of prospective purchasers for such transactions compiled by any Seller or the Advisor, (iii) bids submitted by other prospective purchasers of the Properties, (iv) analyses by any Seller or the Advisor of any bids submitted by any prospective purchaser, (v) correspondence between or among any Seller or Advisor, or either of their respective representatives, and any prospective purchaser other than Buyer, (vi) correspondence between any Seller or Advisor or any of their respective representatives with respect to any of the bids, the prospective purchasers, the engagement or activities of the Advisor or the transactions contemplated in this Agreement and (vii) the Permian Basin Divestiture Executive Presentation, Fourth Quarter 2005, prepared by the Advisor, and circulated to prospective purchasers.

2.                                       Purchase Price.

2.1                                 Basic Amount. The purchase price for the Properties, subject to adjustment as provided in Section 2.3, shall be $87,500,000 (the “Purchase Price”). Sellers shall have the full and sole responsibility for allocating and distributing the Purchase Price among themselves, and Buyer has no obligation or other responsibility with respect to such allocation and distribution.

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The Purchase Price as adjusted pursuant to Section 2.3 is referred to in this Agreement as the “Adjusted Purchase Price.”

2.2                                 Performance Deposit. Within one Business Day of the date the Performance Deposit Escrow Account (as defined below) is opened, Buyer, Sellers, and JPMorgan Chase Bank (the “Performance Deposit Escrow Agent”) shall enter into the Performance Deposit Escrow Agreement (the “Escrow Agreement”) and Buyer shall tender to the Performance Deposit Escrow Agent a cash performance deposit in the amount of $1,000,000 (together with any interest or other earnings thereon, the “Performance Deposit”). The Performance Deposit shall be deposited by the Performance Deposit Escrow Agent in an interest bearing account (the “Performance Deposit Escrow Account”). If the Closing occurs, the Performance Deposit and any interest earned thereon shall be paid to Sellers by the Performance Deposit Escrow Agent and applied to the Purchase Price. The Performance Deposit and any interest earned thereon shall be returned to Buyer only in accordance with Section 11.2.

2.3                                 Adjustments to Purchase Price. The Purchase Price shall be adjusted as provided in this Section 2.3.

2.3.1                        The Purchase Price shall be increased by the following amounts (without duplication):

(a)                                  An amount equal to the costs and expenses that are (i) attributable to the Properties for the period from the Effective Time to the Closing Date (the “Closing Period”) and, (ii) paid by Sellers (whether before or after the Effective Time), including, without limitation, bond and insurance premiums paid by or on behalf of any Seller attributable to coverage during the Closing Period.

(b)                                 An amount equal to the collective interest of Sellers in the quantity of Substances produced from the Oil and Gas Properties in the tanks above the pipeline connection on the Effective Time multiplied by (i) with respect to oil, the posted price for such oil on the Effective Time and (ii) with respect to liquids, the posted price for such liquids, net of all applicable taxes.

(c)                                  An amount equal to $3000 per day from the Effective Time to the Closing Date in lieu of any indirect overhead charges.

(d)                                 The amount of all taxes prorated to Buyer in accordance with Section 13.2.

(e)                                  In the event the Closing Date is after April 1, 2006, $10,000 per day for each day between April 1, 2006 and the Closing Date.

2.3.2                        The Purchase Price shall be decreased by the following amounts (without duplication):

(a)                                  An amount equal to the proceeds received by any Seller for the sale during the Closing Period of Substances, net of all applicable taxes not reimbursed to any Seller by a purchaser of Substances.

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(b)                                 An amount equal to (i) the proceeds received by any Seller for the disposition during the Closing Period of the Properties (other than Substances); (ii) the value of the Properties retained by any Seller because of a Casualty Loss affecting such Properties or, in the alternative, the insurance proceeds received by such Seller for such loss, all as provided in Section 10; and (iii) all other proceeds received by any Seller from whatever source derived that relate to the Properties and are attributable to periods on or after the Effective Time.

(c)                                  The amount of all adjustments determined in accordance with Annex I for title adjustments for the Title Properties and Annex II for Environmental Defect Values or certain Allocated Values, as applicable.

(d)                                 The amount of all taxes prorated to Sellers in accordance with Section13.2.

(e)                                  $30,000 which shall constitute consideration for Buyer’s assumption of those liabilities set forth in Section 12.1.2.

2.4                                 Closing Statement. SDG, on behalf of the Sellers, shall deliver to Buyer, not less than five (5) Business Days before the Closing Date, a statement (the “Closing Statement”) setting forth the adjustments to the Purchase Price provided in Section 2.3, using estimates where actual amounts are not known at the Closing and using Title Defect Amounts and Environmental Defect Values that have been agreed by Sellers and Buyer prior to such date or, to the extent that arbitration with respect to such items has been completed prior to the Closing Date, determined by arbitration prior to such date. The Closing Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry.

3.                                       Representations and Warranties of Sellers. Sellers represent and warrant to Buyer as follows:

3.1                                 Organization. SDG is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas. IOG is a corporation, duly incorporated, validly existing, and is in good standing under the laws of the State of New Mexico. Arkios is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas.

3.2                                 Authority and Authorization. Each Seller has full power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement has been, and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite action on the part of such Seller.

3.3                                 Enforceability. This Agreement has been duly executed and delivered on behalf of each Seller and constitutes the legal, valid and binding obligation of each Seller enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization or moratorium statutes. or other similar laws affecting the rights of creditors generally or equitable principles (collectively. “Equitable Limitations”). At the Closing all

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documents and instruments required hereunder to be executed and delivered by it shall be duly executed and delivered and shall constitute the legal, valid and binding obligations of each Seller enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

3.4                                 Conflicts. The execution and delivery of this Agreement by each Seller does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of such Seller’s organizational or governing documents, (b) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both would constitute a default) under any agreement or instrument to which such Seller is a party or by which any of the Properties owned by such Seller or such Seller is bound, (c) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to such Seller, or (d) result in the creation of any lien, charge or encumbrance on any of the Properties owned by such Seller.

3.5                                 Title to Properties other than Title Properties. Sellers have title to the Properties (other than the Title Properties) free of all Liens other than: (i) the Permitted Encumbrances; and (ii) with respect to that portion of such Properties owned by SDG and that portion of such Properties owned by IOG, the Lender Encumbrances. “Title Properties” is defined in Annex I.

3.6                                 Contracts.  Exhibit 3.6 sets forth a list of the following contracts, agreements, and commitments to which any of the Properties are bound: (a) any agreement with one or more affiliates of any Seller, (b) any agreement or contract for the sale, exchange or other disposition of Substances produced from the Oil and Gas Properties that requires more than 60 days prior written notice to cancel; (c) any agreement to sell, lease, farmout or otherwise dispose of any of any Seller’s interests in any of the Properties other than conventional rights of reassignment; (d) any tax partnership agreement; (e) any operating agreement to which any Seller’s interests in any of the Oil and Gas Properties is subject; (f) any contract that requires any Seller to expend more than $10,000 in any year in connection with the Properties; (g) any contract that contains an indemnity with respect to environmental and health and safety matters; (h) any option to purchase the Substances produced from the Oil and Gas Properties; (i) any lease, title retention agreement, or security interest affecting any of the Equipment; and (j) any agreement or other contractual arrangement material to the ownership and/or operation of the Properties.

3.7                                 Litigation and Claims. (a) No claim, demand, filing, investigation, administrative proceeding, action, suit or other legal proceeding is pending or, to the best of its knowledge, threatened, with respect to the Properties or the ownership or operation of any thereof, other than proceedings relating to the oil and gas industry generally and as to which no Seller is a named party except as set forth on Exhibit 3.7; (b) no Seller is aware of any facts, conditions or circumstances in connection with, related to or associated with the Properties or the ownership or operation of any thereof that could reasonably be expected to give rise to any such claim, demand, filing, investigation, administrative proceeding, action, suit or other legal proceeding; and (c) no notice from any governmental authority or any other person (including employees) has been received by any Seller; (i) claiming any violation or repudiation of the Oil and Gas Properties or any violation of any law, rule. regulation, ordinance, order, decision or

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decree of any governmental authority (including, without limitation, any such law, rule, regulation, ordinance, order, decision or decree concerning the conservation of natural resources); or (ii) requiring, or calling attention to the need for, any work, repairs, construction, alterations, installations, remediation, response, removal or abatement actions, restoration, investigation or monitoring of, on, in, under, in connection with or related to the Properties or the ownership or operation of any thereof.

3.8                                 Approvals and Preferential Rights. Exhibit 3.8 contains a complete and accurate list of all approvals, consents, filings and notifications required to be obtained, made or given by any Seller for the assignment or transfer of the Properties (including, without limitation, the Permits) to Buyer and preferential purchase rights affecting any of the Properties.

3.9                                 Compliance with Law and Permits. (a) The Properties have been and currently are operated, and it and the Properties are, in compliance with the provisions and requirements of all laws, rules, regulations, ordinances, orders, decisions and decrees of all governmental authorities having jurisdiction with respect to the Properties or the ownership or operation of any thereof; (b) all necessary governmental permits, licenses, approvals, consents, certificates and other authorizations with regard to the ownership or operation of the Properties have been obtained and maintained in effect and no violations exist in respect of such permits, licenses, approvals, consents, certificates or authorizations; and (c) it is not aware of any facts, conditions or circumstances in connection with, related to or associated with the Properties or the ownership or operation of any thereof that could reasonably be expected to give rise to any claim or assertion that any Seller, the Properties or the ownership or operation of any thereof is not in compliance with any applicable law, rule, regulation, ordinance, order, decision or decree of any governmental authority or with any term or conditions of any applicable permit, license, approval, consent, certificate or other authorization.

3.10                           Status of Contracts. All of the Contracts, Surface Contracts and other obligations of each Seller that relate to the Properties (a) are in full force and effect and (b) neither any Seller nor, to the knowledge of any Seller, any other party to the Contracts or Surface Contracts (i) is in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of such other party’s obligations thereunder to the extent that such breaches or defaults have an adverse impact on any of the Properties or (ii) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any Contract or Surface Contract.

3.11                           Production Burdens, Taxes, Expenses and Revenues. All rentals, royalties, excess royalty, overriding royalty interests and other payments due under or with respect to the Oil and Gas Properties (“Production Burdens”) have been properly and timely paid and no royalties are currently being held in suspense. All ad valorem, property, production, severance and other taxes based on or measured by the ownership of the Properties or the production of Substances from the Oil and Gas Properties have been properly and timely paid. All expenses payable under the terms of the Contracts have been properly and timely paid except for such expenses as are being currently paid prior to delinquency in the ordinary course of business. All of the proceeds from the sale of Substances are being properly and timely paid to each Seller by

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the purchasers of production without suspension or indemnity other than standard division order indemnities.

3.12                           Production Balances and Penalties; Other Production Sales Matters. (a) None of the purchasers under any production sales contracts are entitled to “make-up” or otherwise receive deliveries of Substances without paying at the time of such deliveries the full contract price therefor; (b) none of the purchasers under any production sales contracts has exercised any economic out provision; (c) none of the purchasers under any production sales contracts has curtailed its takes of natural gas in violation of such contracts; (d) none of the purchasers under any production sales contracts has given notice that it desires to amend the production sales contracts with respect to price or quantity of deliveries; (e) no person is entitled to receive any portion of the interest of any Seller in any Substances or to receive cash or other payments to “balance” any disproportionate allocation of Substances under any operating agreement, gas balancing and storage agreement, gas processing or dehydration agreement, gas transportation or other similar agreements; and (f) no Seller is obligated to pay any penalties or other payments under any gas transportation or other agreement as a result of the delivery of quantities of gas from the Oil and Gas Properties in excess of the contract requirements.

3.13                           Well and Equipment Status. As of the Effective Time, there were no Wells or Equipment located on the Properties that (a) any Seller was obligated by law or contract to plug and abandon; (b) any Seller would be obligated by law or contract to plug and abandon with the lapse of time or notice or both because the Well or Equipment is not capable of producing Substances in commercial quantities or otherwise being used in normal operations; (c) are subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Properties; or (d) to Sellers’ best knowledge, have been plugged and abandoned but have not been plugged in accordance in all material respects with all applicable requirements of each regulatory authority having jurisdiction over the Properties.

3.14                           Equipment. The Equipment is in good repair, working order and operating condition and is adequate for the operation of the Oil and Gas Properties as operated on the Effective Time.

3.15                           Payout Balances.  Exhibit 3.15 contains a complete and accurate list of the status of any “payout” balance, as of the dates shown in Exhibit 3.15, for each Well that is subject to a reversion or other adjustment at some level of cost recovery or payout.

3.16                           Absence of Certain Changes. Since October 1, 2005; (a) there has not been any material reduction in the rate of production of Substances from any of the Oil and Gas Properties other than changes (i) in the ordinary course of operation, (ii) that result from depletion in the ordinary course of operation and (iii) that result from variances in markets for Substances; and (b) none of the Properties has suffered any material destruction, damage or loss, or any material Casualty Loss, whether or not covered by insurance.

4.                                       Representations and Warranties of Buyer. Buyer represents and warrants to Sellers that:

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4.1                                 Organization. Buyer is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

4.2                                 Authorization and Authority. The execution and delivery of this Agreement have been and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite action on the part of Buyer. Buyer has full power and authority to carry on its business as presently conducted, to enter into this Agreement, to purchase the Properties on the terms described in this Agreement and to perform its other obligations under this Agreement.

4.3                                 Enforceability. This Agreement has been duly executed and delivered on behalf of Buyer, and constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as enforceability may be limited by Equitable Limitations. At the Closing all documents required hereunder to be executed and delivered by Buyer shall be duly executed and delivered and shall constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

4.4                                 Conflicts. The execution and delivery of this Agreement by Buyer does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of Buyer’s governing documents, (b) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both, would constitute a default) under any agreement or instrument to which Buyer is a party or is bound, or (c) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to Buyer.

4.5                                 Reliance. Prior to executing this Agreement, Buyer has been afforded an opportunity: (a) to examine the Properties and such materials as it has requested to be provided to it by any Seller; (b) to discuss with representatives of each Seller such materials and the nature and operation of the Properties; and (c) to investigate the condition, including subsurface condition, of the Oil and Gas Properties and Surface Contracts and the condition of the Equipment. In entering into this Agreement, Buyer has relied solely on the express representations and covenants of Sellers in this Agreement, its independent investigation of, and its judgment with respect to, the Equipment and the other Properties and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of any representatives of, or consultants or advisors engaged by, any Seller or the Advisor.

4.6                                 Qualified Leaseholder. At and after Closing, Buyer expects to satisfy and shall satisfy the area-wide bonding and any other bonding requirements of all governmental authorities having jurisdiction over the Properties. Buyer is and, after the Closing, is expected to continue to be, otherwise qualified to own the Properties. The consummation of the transactions contemplated hereby will not cause Buyer to be disqualified to be an owner of the Oil and Gas Properties.

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4.7                                 Qualified Purchaser. Buyer is an experienced and knowledgeable investor and operator in the oil and gas business. Buyer is acquiring the Properties for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act of 1933, 15 U.S.C. § 77a et seq., and any other rules, regulations, and laws pertaining to the distribution of securities.

4.8                                 Available Funds. Buyer has arranged to and shall have available by the Closing Date sufficient funds to enable the payment to Sellers, by wire transfer, of the Adjusted Purchase Price in accordance with this Agreement and to otherwise perform Buyer’s obligations under this Agreement.

5.                                       Covenants of Sellers.

5.1                                 Conduct of Business Pending Closing. Each Seller covenants that from the date hereof to the Closing Date, except (a) as provided herein, (b) as required by any obligation, agreement, lease, contract, or instrument referred to on any Exhibit hereto, or (c) as otherwise consented to in writing by Buyer, such Seller will:

5.1.1                   Not (a) operate or in any manner deal with, incur obligations with respect to, or undertake any transactions relating to, the Properties other than transactions (i) in such Seller’s normal, usual and customary manner, (ii) of a nature and in an amount consistent with prior practice, and (iii) in the ordinary and regular course of business of owning and operating the Properties; (b) dispose of, encumber or relinquish any of the Properties, (other than relinquishments resulting from the expiration of leases that such Seller has no right or option to renew); or (c) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any of the Properties after the Effective Time.

5.1.2                   Use commercially reasonable efforts to preserve relationships with all third parties having business dealings with respect to the Properties.

5.1.3                        Make or give all notifications, filings, consents or approvals, from, to or with all governmental authorities, and take all other actions reasonably requested by Buyer, necessary for, and cooperate with Buyer in obtaining, the issuance, assignment or transfer, as the case may be, by each such authority of such Permits (including Environmental Permits) as may be necessary for Buyer to own and operate the Properties following the consummation of the transactions contemplated in this Agreement.

5.1.4                   Notify Buyer of the discovery by such Seller that any representation or warranty of Sellers contained in this Agreement is or becomes untrue or will be untrue on the Closing Date.

5.1.5                   Maintain in effect insurance providing the same type coverage, in the same amounts with the same deductibles as the insurance maintained in effect by such Seller or its affiliates on the Effective Time.

5.2                                    Access. Sellers shall afford to Buyer and its authorized representatives from the date hereof until the Closing Date, during normal business hours. reasonable access to the

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Properties and to such Seller’s title, contract, corporate and legal materials and operating data and information available as of the date hereof and that becomes available to Sellers at any time prior to the Closing Date, other than any documents that are protected by an attorney-client or other privilege.

5.3                                 Closing Conditions. Each Seller shall cause all the representations and warranties of such Seller contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Buyer are within the control of Sellers, each Seller shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Buyer are not within the control of Sellers, each Seller shall use commercially reasonable efforts to cause such conditions to be satisfied on or prior to the Closing Date.

5.4                                 Title Review. Sellers agree that Buyer may conduct a review of title information (“Title Review”) related to the Properties prior to the Closing as more fully described in Annex I attached hereto.

5.5                                 Environmental Review. Sellers agree that Buyer may conduct a review of environmental information (“Environmental Review”) related to the Properties prior to the Closing, including testing as deemed necessary by Buyer, all as and to the extent more fully described in Annex II attached hereto.

5.6                                 Consents and Approvals. After Closing, Sellers shall use commercially reasonable efforts to obtain any consents and approvals listed on Exhibit 3.8 that are not obtained prior to Closing.

6.                                  Covenants of Buyer.

6.1                                 Pre-Closing Covenants. Buyer shall cause all the representations and warranties made by Buyer and contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Sellers are within the control of Buyer, Buyer shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Sellers are not within the control of Buyer, Buyer shall use commercially reasonable efforts to cause such conditions to be satisfied on or prior to the Closing Date.

6.2                                 Post-Closing Covenants. During the period after Closing, Buyer shall: (a) cooperate in good faith with Sellers to collect any accounts payable to Sellers in connection with joint account billing by Sellers for costs and expenses incurred during the period prior to the Closing Date; and (b) promptly remit to Sellers any payment of such costs and expenses received by Buyer.

7.                                  Conditions Precedent to the Obligations of Buyer. The obligations of Buyer to be performed at Closing are subject to the fulfillment, before or at Closing, of each of the following conditions:

7.l                                    Representations and Warranties. The representations and warranties by Sellers set forth in this Agreement were true and correct in all material respects on the date of this

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Agreement and are true and correct in all material respects as of the Closing Date except for changes therein specifically contemplated by this Agreement and except to the extent the failure of any such representations and warranties to be true and correct would not reasonably be expected to cause a material adverse effect on Sellers or the Properties.

7.2                                 Consents. All consents and approvals required to be obtained, and all filings and notifications required to be made or given, for the assignment of the Properties to Buyer shall have been obtained by Sellers (other than consents and approvals customarily obtained after Closing), and all preferential purchase rights, if any, arising in connection with the assignment of the Title Properties to Buyer shall have been waived or shall have expired.

7.3                                 Compliance. Sellers shall have performed and complied in all material respects with each of the covenants and conditions required by this Agreement of which performance or compliance is required prior to or at the Closing.

7.4                                 No Pending Suits. On the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

7.5                                 Purchase Price Adjustments. The aggregate of all adjustments to the Purchase Price pursuant to Annex I, Annex II and Section 10 and all adjustments asserted by Buyer in good faith pursuant to Annex I, Annex II and Section 10 is less than or equal to 10% of the Purchase Price.

7.6                                 Lender Encumbrances. Sellers shall be in a position to deliver, against payment by Buyer of the Adjusted Purchase Price at the Closing: (a) evidence that Items 1 through 4 on Exhibit 3.6 attached hereto will not bind the Properties after Closing; and (b) recordable instruments adequate to fully release and, as applicable, reconvey, the Lender Encumbrances such that Buyer’s title to the Properties shall be free and clear of the Lender Encumbrances.

7.7                                 Cooper Jal Operations. At least two working interest owners other than SDG and IOG shall have voted for Buyer, or its designee, to be appointed as Unit Operator of the Cooper Jal Unit subject to the closing of this transaction.

8.                                       Conditions Precedent to the Obligations of Sellers. The obligations of Sellers to be performed at Closing are subject to the fulfillment, before or at Closing, of each of the following conditions:

8.1                                 Representations and Warranties. The representations and warranties by Buyer set forth in this Agreement were true and correct in all material respects on the date of this Agreement and are true and correct in all material respects as of the Closing Date except for changes therein specifically contemplated by this Agreement.

8.2                                 Compliance. Buyer shall have performed and complied in all material respects with each of the covenants and conditions required by this Agreement of which performance or compliance is required prior to or at the Closing.

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8.3                                 No Pending Suits. At the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

8.4                                 Purchase Price Adjustments. The aggregate of all adjustments to the Purchase Price pursuant to Annex I, Annex II and Section 10 and all adjustments asserted by Buyer in good faith pursuant to Annex I, Annex II and Section 10 is less than or equal to 10% of the Purchase Price.

9.                                       Closing.

9.1                                 The Closing. The assignment and purchase of the Properties pursuant to this Agreement shall be consummated (the “Closing”) in Houston, Texas, at the offices of Bracewell & Giuliani LLP before 5:00 p.m. on April 21, 2006 (the “Closing Date”).

9.2                                 Documents to be Delivered at Closing.

9.2.1                        At the Closing, Sellers shall deliver to Buyer the following instruments, dated the Closing Date and effective as of the Effective Time, where appropriate, properly executed by authorized officers of Sellers (except as otherwise specifically provided below) and, where appropriate, acknowledged:

(a)                                  Counterparts of an Assignment and Bill of Sale substantially in the form of Annex V, executed by each of SDG and IOG, sufficient to convey to Buyer the Oil and Gas Properties described on Exhibit 1.1.1 - Part A as “Cooper Jal” and the other Properties related or appurtenant thereto;

(b)                                 Counterparts of an Assignment and Bill of Sale substantially in the form of Annex V, executed by Arkios, sufficient to convey to Buyer the Oil and Gas Properties described on Exhibit 1.1.1 - Part A as “Kayser” and the other Properties related or appurtenant thereto;

(c)                                  Counterparts of an Assignment and Bill of Sale substantially in the form of Annex V, executed by SDG, sufficient to convey to Buyer the Properties (other than the Properties described in clauses (a), (b), and (d) of this Section 9.2.1);

(d)                                 Counterparts of a Conveyance and Bill of Sale, executed by SDG, substantially in the form of Annex VI sufficient to convey to Buyer the Three Span Real Property. As used herein, the “Three Span Real Property” means the property designated as such on Exhibit A.

(e)                                  Such other instruments as are necessary to effectuate the conveyance of the Properties to Buyer:

(f)                                    Letters in lieu of division orders addressed to each purchaser of the Substances:

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(g)                                           Any forms promulgated by the appropriate governmental authority and completed by Buyer designating Buyer as the operator of the Wells included in the Properties that any Seller is required to execute by the governmental authority and any forms promulgated by the appropriate governmental authority and completed by Buyer designating Buyer as the operator of the Equipment included in the Properties that any Seller is required to execute by the governmental authority;

(h)                                           A certificate in the form of Annex III — A executed by SDG;

(i)                                               A certificate in the form of Annex III — B executed by 10G; and

(j)                                               A certificate in the form of Annex III — C executed by Arkios.

9.2.2                        At the Closing, Buyer shall deliver to Sellers the following instruments. dated the Closing Date and effective as of the Effective Time, where appropriate, properly executed by authorized officers of Buyer and, where appropriate acknowledged:

(a)                                            Counterparts of the Assignments and Bill of Sale delivered by Sellers pursuant to Sections 9.2.1(a), 9.2.1(b), and 9.2.1(c);

(b)                                           A certificate in the form of Annex IV; and

(c)                                            Such other instruments as are necessary to effectuate the transactions contemplated in this Agreement.

9.2.3                        At the Closing, Sellers shall deliver to Buyer recordable instruments adequate to fully release and, as applicable, reconvey, the Lender Encumbrances such that Buyer’s title to the Properties shall be free and clear of the Lender Encumbrances (following payment by Buyer of the Purchase Price as provided in Section 9.4).

9.3                                 Possession. At the Closing, Sellers shall deliver to Buyer at Buyer’s offices all of the Data and shall deliver to Buyer possession of the other Properties.

9.4                                 Payment of Purchase Price. At the Closing, against delivery of the documents and materials described in Section 9.2.1, Buyer shall pay to Sellers the estimated Adjusted Purchase Price specified in the Closing Statement by wire transfer of immediately available funds; provided that such payment to Sellers shall be net of the Indemnification Escrow Amount (as defined below), which Buyer shall pay into the Indemnification Escrow Account (as defined below) by wire transfer of immediately available funds.

10.                                 Casualty Loss. As used herein, the term “Casualty Loss” shall mean, with respect to all or any major portion of any of the Properties, any destruction by fire, blowout, storm or other casualty or any taking, or pending or threatened taking, in condemnation or expropriation or under the right of eminent domain of any of the Properties or portion thereof, in each case prior to Closing. Each Seller shall promptly notify Buyer of any Casualty Loss of which such Seller becomes aware. If any Casualty Loss occurs during the Closing Period, Buyer may elect to (a) cause such Seller to retain the Properties affected by the Casualty Loss and reduce the Purchase

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Price by an amount determined before the Closing by the Midland office of Johnson, Miller and Company (or, if such firm is unable or unwilling to serve, another independent public accounting firm mutually acceptable to Sellers and Buyer), in which case Sellers shall retain all insurance proceeds relating to the Casualty Loss, or (b) require Sellers to (i) transfer to Buyer at Closing such Property notwithstanding such Casualty Loss; (ii) transfer to Buyer full rights to receive all unpaid insurance proceeds, claims, awards and other payments arising out of such Casualty Loss; and (iii) pay to Buyer all sums paid to Sellers as insurance proceeds, awards or other payments arising out of such Casualty Loss.

11.                            Termination.

11.1                           Termination Events. If (a) the Closing has not occurred prior to April 21, 2006, (b) any condition to Buyer’s obligations set forth in Section 7 hereof is not satisfied and such condition is not waived by Buyer at or prior to the Closing, or (c) any condition to Sellers’ obligations set forth in Section 8 hereof is not satisfied and such condition is not waived by Sellers at or prior to the Closing, Buyer or Sellers, as the case may be, may terminate this Agreement at their or its option, on or prior to the Closing Date, by notice to the other party; provided, however, that neither Buyer nor Sellers may terminate this Agreement pursuant to Section 11.1(a) if at such time the party seeking to terminate this Agreement is in default hereunder.

11.2                           Effect of Termination.

11.2.1                  If Buyer or Sellers terminate this Agreement pursuant to Section 11.1(a), then Buyer shall be entitled to the Performance Deposit and Buyer and Sellers shall execute a notice directing the Performance Deposit Escrow Agent to distribute the Performance Deposit to Buyer.

11.2.2                  If Buyer lawfully terminates this Agreement pursuant to Section 11.1(b) above or if Sellers terminate this Agreement pursuant to Section 11.1(c) due to the obligations set forth in Sections 8.3 or 8.4 not being satisfied, then Buyer (a) shall be entitled to the Performance Deposit, and Sellers shall execute a notice prepared by Buyer directing the Performance Deposit Escrow Agent to distribute the Performance Deposit to Buyer and (b) Buyer may seek such damages from Sellers as may be available at law or in equity, including specific performance of Sellers’ obligations under this Agreement (it being agreed by Buyer and Sellers that the Properties are unique and that Buyer would not otherwise have an adequate remedy at law due to the unique nature of the Properties).

11.2.3                  If Sellers lawfully terminate this Agreement pursuant to Section 11.1(c) above due to the obligations set forth in Sections 8.1 or 8.2 not being satisfied, then Sellers may elect to retain the Performance Deposit as liquidated damages or cause the Performance Deposit to be returned to Buyer and seek such damages and other remedies as may be available to Sellers at law or in equity, including specific performance. Buyer acknowledges that the extent of damages to Sellers occasioned by any breach or misrepresentation by Buyer would be impossible or very difficult to ascertain and that the amount of the Performance Deposit is a fair and reasonable estimate of such damages under the circumstances.

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12.                            Assumption by Buyer; Assumed Obligations.

12.1.1                  At Closing, Buyer shall assume (a) the obligation to (i) plug and abandon or remove and dispose of all wells, platforms, structures, flow lines, pipelines, and the other equipment now or hereafter located on the Oil and Gas Properties and Surface Contracts and (ii) cap and bury all flow lines and other pipelines now or hereafter located on the Oil and Gas Properties and Surface Contracts; (b) all obligations and liabilities arising from or in connection with any imbalances relating to gas production, pipeline, storage, processing or other imbalance attributable to Substances produced from Oil and Gas Properties, after the Effective Time; and (c), except for the remediation of the Ogallala aquifer underlying the SE/4 of Section 24, Township 24 South, Range 36 East, Lea County, New Mexico (the “Cooper Jal Project”) all other costs, obligations and liabilities that arise under the Oil and Gas Properties or Contracts or otherwise relate to the Properties and, in each case, arise from or relate to events occurring after the Effective Time. All such plugging, replugging, abandonment, removal, disposal, and restoration operations shall be in compliance with applicable laws and regulations and contracts, and shall be conducted in a good and workmanlike manner.

12.1.2             With respect to the matters disclosed on Exhibit 3.7, at Closing, Buyer shall assume and shall be responsible for any liability arising as a result of the operations of the Properties as described in the matters disclosed on Exhibit 3.7. Buyer shall assume and conduct the defense and settlement of such claims.

12.1.3             As used herein, the term “Assumed Obligations” means the obligations and liabilities assumed by Buyer in Sections 12.1.1 and 12.1.2.

13.                            Production, Proceeds, Expenses and Taxes.

13.1                           Division of Ownership. After the Closing, all Substances produced from the Oil and Gas Properties on or after the Effective Time and all Substances in tanks on the Effective Time shall be owned by Buyer. All Substances produced and sold from the Oil and Gas Properties prior to the—Effective Time shall be owned by Sellers. To the extent any Seller has sold Substances produced on or after the Effective Time prior to the Closing and the Purchase Price has not been adjusted pursuant to Section 2.3 or Section 14.1 for such proceeds, Sellers shall deliver any proceeds Sellers receive for such Substances to Buyer promptly.

13.2                           Division of Expenses; Royalties. All costs and expenses incurred in connection with the Properties prior to the Effective Time shall be borne by Sellers. All costs and expenses incurred after the Effective Time, other than costs and expenses not assumed by Buyer under Section 12, shall be borne by Buyer. Notwithstanding the foregoing, Sellers shall retain responsibility for, and shall timely pay and discharge, all royalty payments related to the Properties as a result of any Production Burdens, to the extent such payments related to production before the Effective Time (the “Royalties”) and shall disburse all Royalties related to production through the last day of the month in which the Closing Date occurs. All real and personal property and severance taxes for the Properties (collectively, the “Taxes”) attributable to the period before the Effective Time shall be for the Sellers’ account and all Taxes attributable to the period after the Effective Time shall be for the Buyer’s account.

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14.                            Final Accounting.

14.1                           Settlement Statement. As soon as practical and, in any event, no later than one hundred twenty (120) calendar days after the Closing Date, Buyer shall prepare and deliver to Sellers a statement (the “Final Settlement Statement”) setting forth the adjustments to the Purchase Price in accordance with Section 2.3. The Final Settlement Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry. The Final Settlement Statement shall reflect all amounts shown on the Closing Statement and shall deduct all such amounts from the amounts calculated under the Final Settlement Statement. Within thirty calendar days after Sellers’ receipt of the Final Settlement Statement (but not earlier than one hundred twenty (120) calendar days after the Closing Date), Buyer and Sellers shall endeavor to agree on the final accounting.

14.2                      Arbitration of Final Settlement. If Sellers and Buyer cannot agree upon the Final Settlement Statement, the Midland office of the firm of Johnson, Miller and Company is designated to act as an arbitrator and to decide all points of disagreement with respect to the Final Settlement Statement, such decision to be binding on all parties. If such firm is unwilling or unable to serve in such capacity, Sellers and Buyer shall attempt to, in good faith, designate another acceptable regionally-recognized accounting firm as the sole arbitrator under this Section. If the parties are unable to agree upon the designation of a person as substitute arbitrator, then Sellers, on the one hand, or Buyer, on the other hand, or Sellers and Buyer together, may in writing request the Judge of the United States District Court for the Southern District of Texas senior in term of service to appoint the substitute arbitrator. The arbitration shall be conducted under the Texas General Arbitration Act and the rules of the American Arbitration Association to the extent such rules do not conflict with the terms of such Act and the terms hereof. The costs and expenses of the arbitrator, whether the firm designated above, or a third party appointed pursuant to the preceding sentence shall be shared equally by Sellers and Buyer.

14.3                      Payment. Within five Business Days after the agreement of Sellers and Buyer on the Final Settlement Statement or after the decision of the arbitrator, Buyer or Sellers, as the case may be, shall promptly make a cash payment to the other equal to the sums as may be found to be due in the Final Settlement Statement. Upon the payment of any amounts due pursuant to the Final Settlement Statement, neither Sellers nor Buyer shall have any further claims based on the division of ownership or division of expenses as set forth in Sections 13.1 and 13.2 above.

15.                            Survival and Indemnification.

15.1                      Survival and Notice.

15.1.1             The liability of Buyer under its representations and warranties contained in this Agreement shall survive the Closing and the execution and delivery of the assignments contemplated hereby.

15.1.2             The liability of Sellers under their representations and warranties contained in this Agreement shall survive the Closing and the execution and delivery of the assignments contemplated hereby until the second anniversary of the Closing.

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15.2                           Liabilities. The term “Liabilities” shall mean any and all direct or indirect demands, claims, notices of violation, filings, investigations, administrative proceedings, actions, causes of action, suits, other legal proceedings, payments, charges, judgments, assessments, liabilities, damages, deficiencies, penalties, fines, obligations, responsibilities, costs and expenses paid or incurred, or diminutions in value of any kind or character (whether or not asserted prior to the date hereof, and whether known or unknown, fixed or unfixed, conditional or unconditional, based on negligence, strict liability or otherwise, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise), including, without limitation, (i) penalties and interest on any amount payable to a third party as a result of the foregoing, (ii) any legal or other expenses reasonably incurred in connection with investigating or defending any claim, demand or legal proceeding, whether or not resulting in any liability, and (iii) all amounts paid in settlement of claims, demands, or legal proceedings.

15.3                           Sellers’ Indemnification. Sellers shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge, release, and defend Buyer, all of its affiliates, successors and permitted assignees, and all of their respective stockholders, directors, officers, employees, agents and representatives (collectively, “Buyer  Indemnified Parties”) from and against any and all Liabilities, arising from, based upon, related to or associated with the following (except to the extent any of the following are Assumed Obligations): (a) any act or omission involving or relating to the Properties occurring before the Effective Time; (b) the Excluded Assets; (c) any brokers’ or finders’ fees or commissions arising with respect to brokers or finders retained or engaged by any person other than Buyer and resulting from or relating to the transactions contemplated in this Agreement; (d) a breach of or the inaccuracy of any representation or warranty of any Seller contained herein or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement, including, without limitation, the special warranty of title in the Assignment; (e) the breach of, or failure to perform or satisfy, any of the covenants of Sellers set forth in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; (f) any Adverse Environmental Conditions (as defined in Annex II attached hereto) attributable to the period prior to the Effective Time (including the Adverse Environmental Conditions described in Schedule 4.1 attached to Annex II hereof); (g) the Cooper Jal Project.

15.4                           Buyer’s Indemnification. Buyer shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge, release, and defend Sellers, their respective affiliates, and their successors and permitted assigns, and all of their respective stockholders, directors, officers, employees, agents and representatives (“Seller Indemnified Parties”) from and against any and all Liabilities arising from, based upon, related to or associated with (a) the Assumed Obligations; (b) any act, omission or event involving or relating to the Properties occurring after the Effective Time; (c) the ownership or operation of the Properties after the Effective Time; (d) any brokers’ or finders’ fees or commissions arising with respect to brokers or finders retained or engaged by Buyer and resulting from or relating to the transactions contemplated in this Agreement; (e) the breach of or the inaccuracy of any representation or warranty of Buyer set forth in this Agreement or in any other agreement, instrument, document, or certificate executed or delivered in connection with this Agreement; and (f) the breach of, or failure to perform or satisfy any of the post-closing covenants of Buyer set forth in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement.

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15.5                      Indemnification Escrow Arrangements.

15.5.1                  As used herein, the following terms has the meanings ascribed to such terms below:

(a)                                            “Indemnification Escrow Account” means the account or accounts which shall have been designated in a writing delivered to Buyer prior to Closing by the Indemnification Escrow Agent and Sellers.

(b)                                           “Indemnification Escrow Agent” means JPMorgan Chase Bank.

(c)                                            “Indemnification Escrow Agreement” means that certain Escrow Agreement dated as of the day of Closing, executed by Sellers, Buyer, and the Indemnification Escrow Agent, and delivered at Closing with respect to the escrowing and distribution of the Indemnification Escrow Amount.

(d)                                           “Indemnification Escrow Amount” means: (x) at Closing, $2,000,000 if Sellers make the Sellers Equity Contribution and enter into the pledge arrangements described in Section 15.10, and $5,000,000 if Sellers do not make the Sellers Equity Contribution or fail to enter into the pledge arrangements described in Section 15.10; and (y) from and after Closing, such amount as is in the Indemnification Escrow Account from time to time.

(e)                                            “Sellers Equity Contribution” means an equity contribution by Sellers (or an entity owned by Sellers) to the entity to which the Properties are assigned at Closing in the amount of $3,000,000.

15.5.2                  Subject to Section 15.6.6 hereof, the Indemnification Escrow Amount shall be maintained in escrow until the second anniversary of the Closing Date and for so long thereafter as is required to resolve any claims properly asserted by Buyer pursuant to Section 15.6.1 hereof; provided, however, the Indemnification Escrow Amount shall be reduced on such second anniversary to the extent Buyer’s unresolved claims are less than the then Indemnification Escrow Amount, and the difference between the then Indemnification Escrow Amount and the amount required to resolve or satisfy such unresolved claims shall be distributed to Sellers in accordance with the Indemnification Escrow Agreement. Upon such second anniversary, or after the resolution of any claims properly asserted prior to such second anniversary but resolved after such second anniversary, if applicable, the escrow shall close, and the Indemnification Escrow Amount (together with all interest earned thereon) shall be distributed to Buyer and Sellers in accordance with the Indemnification Escrow Agreement.

15.5.3                  The costs and expenses associated with the Indemnification Escrow Account (x) shall be paid from time to time in accordance with the Indemnification Escrow Agreement and (y) shall be paid fifty percent (50%) by Buyer and fifty percent (50%) by Sellers.

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15.6                      Limitations on Liability.

15.6.1             After the Closing, except for an indemnity claim pursuant to Section 15.3(g) (which shall have no time limit) any assertion by any Buyer Indemnified Party that any Seller is liable (a) for the inaccuracy of any representation or warranty, (b) for the breach of any covenant, (c) for indemnity under the terms of this Agreement, or (d) otherwise in connection with this Agreement, must be made by Buyer in writing and must be given to Sellers on or before the second anniversary of the Closing Date. The notice shall state the facts known to Buyer that give rise to such notice in sufficient detail to allow Sellers to evaluate the assertion.

15.6.2             Except for an indemnity claim pursuant to Section 15.3(g) (which shall have no deductible), none of the Buyer Indemnified Parties shall be entitled to assert any right to indemnification hereunder or to otherwise seek any damages or other remedies for or in connection with (1) the inaccuracy of any representations of any Seller contained in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; (2) the breach of, or failure to perform or satisfy any of the covenants of any Seller set forth in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; or (3) any liabilities otherwise arising in connection with or with respect to the transactions contemplated in this Agreement until the aggregate amount of the Liabilities for such misrepresentations and breaches actually suffered by Buyer exceeds one percent of the Purchase Price, and then only to the extent of such excess.

15.6.3                  No Seller shall be required to indemnify any Buyer Indemnified Parties or pay any other amount in connection with or with respect to the transactions contemplated in this Agreement in any amount exceeding in the aggregate fifty percent of the Adjusted Purchase Price.

15.6.4                  The amount of any Liabilities for which any of the Buyer Indemnified Parties or Seller Indemnified Parties is entitled to indemnification or other compensation under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement shall be reduced by any corresponding (1) tax benefit created or generated or (2) insurance proceeds realized or that could reasonably be expected to be realized by such party if a claim were properly pursued under the relevant insurance arrangements.

15.6.5                  NONE OF THE BUYER INDEMNIFIED PARTIES NOR THE SELLER INDEMNIFIED PARTIES SHALL BE ENTITLED TO RECOVER FROM SELLERS OR BUYER, RESPECTIVELY, FOR ANY LOSSES, COSTS, EXPENSES, OR DAMAGES ARISING UNDER THIS AGREEMENT OR IN CONNECTION WITH OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT ANY AMOUNT IN EXCESS OF THE ACTUAL COMPENSATORY DAMAGES, COURT COSTS AND REASONABLE ATTORNEY FEES, SUFFERED BY SUCH PARTY. BUYER ON BEHALF OF EACH OF THE BUYER INDEMNIFIED PARTIES AND SELLERS ON BEHALF OF EACH OF THE SELLER INDEMNIFIED PARTIES WAIVES

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ANY RIGHT TO RECOVER PUNITIVE, SPECIAL, EXEMPLARY AND CONSEQUENTIAL DAMAGES ARISING IN CONNECTION WITH OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT.

15.6.6             In the event Sellers do not make the Sellers Equity Contribution or Sellers do not enter into the pledge arrangements described in Section 15.10 hereof, the phrase “second anniversary” in Section 15.1.2, 15.5.2, and 15.6.1 shall be deemed to be deleted and replaced with the phrase “first anniversary.”

15.7                      Waiver of Representations.

(a)                                  THE EXPRESS REPRESENTATIONS OF SELLERS CONTAINED IN THIS AGREEMENT AND IN THE CERTIFICATE TO BE DELIVERED PURSUANT TO SECTION 9.2.1 ARE EXCLUSIVE AND ARE IN LIEU OF ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, OR OTHER CONDITION OF THE PROPERTIES; OR THE OWNERSHIP OR OPERATION OF THE PROPERTIES OR ANY PART THEREOF.

(b)                                 EXCEPT TO THE EXTENT OF THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN THIS AGREEMENT AND IN THE CERTIFICATE TO BE DELIVERED BY SELLERS PURSUANT TO SECTION 9.2.1, EACH SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY EXPRESSLY WAIVES, ANY LIABILITY OR RESPONSIBILITY FOR, (i) ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY AND (ii) ANY STATEMENT OR INFORMATION ORALLY OR IN WRITING MADE OR COMMUNICATED TO BUYER, INCLUDING, BUT NOT LIMITED TO, ANY OPINION, INFORMATION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO BUYER BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT OR REPRESENTATIVE OR ANY SELLER, ANY ENGINEER OR ENGINEERING FIRM OR ANY OTHER AGENT, CONSULTANT OR REPRESENTATIVE.

(c)                                  EACH SELLER EXPRESSLY DISCLAIMS AND NEGATES AND BUYER HEREBY EXPRESSLY WAIVES ANY LIABILITY OR. RESPONSIBILITY FOR (i) ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE OIL AND GAS PROPERTIES; AND (ii) ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO SAMPLES, OR CONDITION OF ANY OF THE PROPERTIES OR ANY PART THERETO.

(d)                                 EXCEPT FOR THE EXPRESS REPRESENTATIONS CONTAINED IN THIS AGREEMENT AND IN THE CERTIFICATE TO BE DELIVERED PURSUANT TO SECTION 9.2.1 THE ITEMS OF PERSONAL PROPERTY, EQUIPMENT,

21

IMPROVEMENTS, FIXTURES AND APPURTENANCES CONVEYED AS PART OF THE PROPERTIES ARE SOLD, AND BUYER ACCEPTS SUCH ITEMS “AS IS, WITH ALL FAULTS.”

(e)                                  THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS AGREEMENT AND THE CERTIFICATE TO BE DELIVERED PURSUANT TO SECTION 9.2.1.

(f)                                    BUYER ACKNOWLEDGES THAT THE WAIVERS IN THIS SECTION 15.7 ARE CONSPICUOUS.

15.8                           Waiver of Consumer Rights. BUYER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), OF THE TEXAS BUSINESS AND COMMERCE CODE (THE DTPA), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, BUYER REPRESENTS TO SELLERS THAT (i) IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; (ii) IT IS REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS AGREEMENT; AND (iii) SUCH LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY ANY SELLER OR AN AGENT OF ANY SELLER.

15.9                           Exclusivity of Remedies. If the Closing occurs, the sole and exclusive remedy of each of the Buyer Indemnified Parties and the Seller Indemnified Parties with respect to the purchase and sale of the Properties shall be pursuant to the express indemnification provisions of this Section 15. Any and all (a) claims relating to the representations, warranties, covenants and agreements contained in this Agreement, (b) other claims pursuant to or in connection with this Agreement or (c) other claims relating to the Properties and the purchase and sale thereof shall be subject to the provisions set forth in this Section 15. Except for claims made pursuant to the express indemnification provisions of this Section 15, Buyer on behalf of each of the Buyer Indemnified Parties and Sellers on behalf of each of the Seller Indemnified Parties shall be deemed to have waived, to the fullest extent permitted under applicable law, any right of contribution against Sellers or any of their respective affiliates and any and all rights, claims and causes of action it may have against Sellers or any of their respective affiliates or Buyer or any of its affiliates, respectively, arising under or based on any federal, state or local statute, law, ordinance, rule or regulation or common law or otherwise.

15.10                     Security for Indemnity Obligations. In the event Sellers make the Sellers Equity Contribution, at Closing Sellers (or the entity making the Sellers Equity Contribution) shall execute documents reasonably satisfactory to Sellers and to Buyer pledging and encumbering the equity interests acquired by Sellers as a result of the Sellers Equity Contribution in favor of Buyer as security for the indemnity obligations of Sellers hereunder.

22

16.           Further Assurances.

16.1       Additional Acts.     After the Closing, Sellers and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto. Sellers shall use commercially reasonable efforts to obtain all approvals and consents required by or necessary for the transactions contemplated by this Agreement that are customarily obtained after Closing. As soon as practicable after the Closing, Buyer will remove or cause to be removed the names and marks used by Sellers and logos relating thereto from the Properties.

16.2       Operations under Permits.     With respect to Permits (including Environmental Permits) which cannot be, or are customarily not, issued, transferred or assigned until after the Closing, and until such issuances, transfers or assignments are effected, Sellers shall (a) allow Buyer to operate under such Permits to the extent permitted by law, (b) make all filings and provide all notifications and reports required under such Permits, and otherwise comply with the terms and conditions of such Permits, (c) provide copies of all such filings, notifications and reports, and of all correspondence with or from, and notices from, the relevant governmental authority, and (d) take all actions that are necessary to renew, replace, extend, or otherwise continue in effect such Permits.

17.         Access to Records by Sellers.     After the Closing Date, each Seller and its respective authorized representatives shall have reasonable access (including copying privileges at such Seller’s sole cost and expense) during Buyer’s normal business hours to all books and records of Buyer pertaining to the Properties for periods prior to the Effective Time for the purpose of prosecuting or defending claims, lawsuits or other proceedings, for audit purposes, or to comply with legal process, rules, regulations or orders of any governmental authority.

18.         Notices.     All notices required or permitted under this Agreement shall be in writing and, (a) if by air courier shall be deemed to have been given one Business Day after the date deposited with a recognized carrier of overnight mail, with all freight or other charges prepaid, (b) if by telecopier, shall be deemed to have been given when actually received, and (c) if mailed, shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid, addressed as follows:

If to Buyer:	Resaca Exploitation, LP
c/o Torch Energy Advisors Incorporated
1221 Lamar, Suite 1175
Houston, Texas 77010
Attention: John J. Lendrum, III
Fax: (713) 655-1711

23

If to SDG:	SDG Resources, L.P.
16 South Grand Avenue
Montrose, Colorado 81401
Attention: Douglas H. Kiesewetter
Fax: (970) 249-4498

If to IOG:	Innovative Oil and Gas Development and Trading Company, Inc.
c/o Hamann Companies
1000 Pioneer Way
El Cajon, California 92020
Attention: Jeffrey C. Hamann
Fax: (619) 440-8914

If to Arkios:	Arkios Partners, L.P.
c/o SDG Resources, L.P.
16 South Grand Avenue
Montrose, Colorado 81401
Attention: Douglas H. Kiesewetter
Fax: (970) 249-4498

“Business Day” shall mean a day other than Saturday or Sunday or any legal holiday for commercial banking institutions under the laws of the State of Texas.

19.         Assignment.     Except as otherwise specifically provided in Section 28, neither Sellers nor Buyer may assign their respective rights or delegate their respective duties or obligations arising under this Agreement, in whole or in part, by operation of law or otherwise, without the prior written consent of the other party; however, Buyer may assign all or part of its rights or delegate its duties and obligations hereunder to any affiliate of Buyer without obtaining the consent of Sellers. Any such assignment shall not relieve Buyer of its obligations under this Agreement. Buyer shall promptly notify Sellers of any such assignment.

20.         Governing Law.     This Agreement shall be governed and construed in accordance with the laws of the State of Texas without giving effect to any principles of conflicts of laws. The validity of the various conveyances affecting the title to real property shall be governed by and construed in accordance with the laws of the jurisdiction in which such property is situated. The representations and warranties contained in such conveyances and the remedies available because of a breach of such representations and warranties shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of conflicts of laws.

21.         Expenses and Fees.     Whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay the fees and expense of its counsel, accountants and other experts incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby. Buyer shall be responsible for the cost of all fees for the recording of transfer documents described in Section 9.2. Buyer shall be

24

responsible for any sales or other excise taxes resulting from the transfer of the Properties to Buyer. All other costs shall be borne by the party incurring such costs.

22.         Integration.     This Agreement, the Exhibits hereto and the other agreements to be entered into by the parties under the provisions of this Agreement set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof.

23.         Waiver or Modification.     This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by a duly authorized officer of Buyer and Sellers, or, in the case of a waiver or consent, by or on behalf of the party or parties waiving compliance or giving such consent. The failure of any party at any time or times to require performance of any provision of this Agreement shall not affect its right at a later time to enforce such provision. No waiver by any party of any condition, or of any breach of any covenant, agreement, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other covenant, agreement, representation or warranty.

24.         Headings; Annexes, Exhibits, and Schedules.     The Section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement. The Annexes, Exhibits, and Schedules attached hereto are hereby incorporated herein and made a part of this Agreement.

25.         Invalid Provisions.     If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

26.         Multiple Counterparts.     This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement. In addition, this Agreement may be executed in a number of counterparts, any one of which may contain the execution of either Buyer or any Seller, and all of such counterparts taken together shall constitute one completely executed original agreement.

27.         Third Parties.     Nothing in this Agreement shall entitle any person other than the parties hereto and their respective successors and permitted assigns to any claim, cause of action, benefit, remedy or right of any kind, except for the rights of Buyer Indemnified Parties and Seller Indemnified Parties.

28.         Like Kind Exchanges.     Each of the Sellers, on the one hand, and Buyer, on the other hand, consents to any Seller’s, in the case of the Buyer, or the Buyer, in the case of the Sellers,

25

assignment of its rights and obligations under this Agreement to its Qualified Intermediary (as that term is defined in section 1.031(k)-1(g)(4)(v) of the Treasury Regulations (as defined below)), or its Qualified Exchange Accommodations Titleholder (as that term is defined in Rev. Proc. 2000-37), in connection with effectuation of a like-kind exchange. In addition, Buyer hereby consents to and agrees that: (a) SDG may, prior to Closing, assign a portion of its rights and delegate a portion of its duties and obligations arising under this Agreement to LHT Partners, Ltd., a Texas limited partnership (“LHT”), provided LHT enters into an assignment and assumption agreement reasonably acceptable to Buyer providing that, among other things, LHT agrees to be bound by and comply with the terms and conditions of this Agreement as a “Seller” hereunder as though LHT had been an original signing party hereto; (b) contemporaneously with such assignment and delegation, SDG may assign, convey, and transfer a portion of the Properties owned by SDG equivalent to the portion of rights, duties, and obligations referenced in clause (a) of this Section 28.1; and (c) from and after such events, LHT shall be deemed to be a “Seller” for all purposes under this Agreement, and this Agreement shall be deemed to be modified as necessary to reflect that LHT is a party to this Agreement having such status. Sellers and Buyer acknowledge and agree that any assignment of this Agreement to a Qualified Intermediary or to a Qualified Exchange Accommodation Titleholder does not release either party from any of their respective liabilities and obligations to each other under this Agreement. Each party agrees to cooperate with the other to attempt to structure the transaction as a like-kind exchange. The term “Treasury Regulations” means all proposed, temporary, and final regulations promulgated under the Code, as in effect from time to time. The term “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any corresponding provisions of any succeeding law.

29.           Dispute Resolution.

(a)           Except as provided in clause (d) below, any controversy or claim arising out of or relating to this Agreement is to be resolved by arbitration. The arbitration is to be administered by the American Arbitration Association and is to be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration is to be held before a panel of three arbitrators, each of whom must be independent of the parties. No later than 15 days after the arbitration begins, each party shall select an arbitrator and request the two selected arbitrators to select a third neutral arbitrator. If the two arbitrators fail to select a third on or before the 10th day after the second arbitrator was selected, either party is entitled to request the American Arbitration Association to appoint the third neutral arbitrator in accordance with its rules. Before beginning the hearings, each arbitrator must provide an oath or undertaking of impartiality.

(b)           The arbitrators will have no authority to award punitive damages or other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the provisions of this Agreement.

(c)           The arbitration is to be conducted in Houston, Texas. Each party shall submit to any court of competent jurisdiction for purposes of the enforcement of any award, order or judgment. Any award, order or judgment pursuant to arbitration is final and may be entered and enforced in any court of competent jurisdiction.

26

(d)           The dispute resolution provisions in: (i) Section 14.2, with respect to the Final Settlement Statement; (ii) Annex I, with respect to Title Defects; and (iii) in Annex II, with respect to Environmental Defects, shall take precedence over the dispute resolutions in this Section 29, and shall govern and control resolution of disputes arising with respect to such matters.

[SIGNATURE PAGES FOLLOW]

27

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed this Agreement as of the date set forth above.

BUYER:

RESACA EXPLOITATION, LP
By:	Resaca Exploitation GP, LLC,
its general partner

By:	/s/ John Lendrum III
Name:	John Lendrum III
Title:	President

1

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

SELLER:

SDG RESOURCES, L.P.

By:	SDG Resources I, LLC, its general partner

By:	/s/ Douglas H. Kiesewetter
Douglas H. Kiesewetter
President

2

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

SELLER:

INNOVATIVE OIL AND GAS DEVELOPMENT
AND TRADING COMPANY, INC.

By:	/s/ Jeffrey C. Hamann
Jeffrey C. Hamann
President

3

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

SELLER:

ARKIOS PARTNERS, L.P.

By:	SDG Resources, L.P.,
its general partner

By:	SDG Resources I, LLC,
its general partner

By:	/s/ Douglas H. Kiesewetter
Douglas H. Kiesewetter
President

4

EXECUTED this the    th day of April, 2006, but effective for all purposes as                  , 2006.

SELLER:

SDG Resources, L.P.
by SDG Resources I, LLC, its general partner

By:
Name:
Title:

Address of Assignor:	Address of Assignee:
SDG Resources, L.P.	Resaca Exploitation, LP
16 South Grand Avenue	1221 Lamar, Suite 1175
Montrose, Colorado 8140116	Houston, Texas 77010

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on April           , 2006. by                        , the                              of SDG Resources I, LLC, general partner of SDG Resources, L.P., a Texas limited partnership, on behalf of said limited liability company acting on behalf of said partnership.

Notary Public in and for
The State of
Name:
My Commission Expires:

ii

TABLE OF CONTENTS

(continued)

iii

EXHIBIT “A”

TO CONVEYANCE AND BILL OF SALE

REAL PROPERTY

TOWN LOTS

Lots 5, 6, 7 and the North 5 feet of Lot 8, Block 14, Original Town of Kermit, an addition to the City of Kermit, Winkler County, Texas.

iii

EXHIBIT 1.1.1 — PART A

COOPER JAL

(LEA COUNTY, NEW MEXICO)

TEXACO EXPLORATION AND PRODUCTION, INC.

AND KATHLEEN V. LIND ACQUISITIONS

Oil and Gas Leases

All right, title and interest in the following Oil and Gas Leases:

LEASE NO:	G221501
LEASE DATE:	6/1/26
LESSOR:	Ada E. Hunter Thomas, et vir
LESSEE:	Chas. T. Bates
RECORDED:	Book 4, Page 227, Oil and Gas Lease Records
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: E/2 SW/4 and W/2 SE/4, containing 160 acres, more or less

LEASE NO:	G221519
LEASE DATE:	5/24/26
LESSOR:	Sally W. Harrison, a widow
LESSEE:	Chas. T. Bates
RECORDED:	Book 4, Page 251
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NW/4, containing 160 acres, more or less

LEASE NO:	G221520
LEASE DATE:	6/1/26
LESSOR:	Edna E. Hunter, a widow
LESSEE:	Chas. T. Bates
RECORDED:	Book 4, Page 261
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 13: SW/4, containing 160 acres, more or less

LEASE NO:	G221537
LEASE DATE:	8/1/45
LESSOR:	United States of America (LC-063965)
LESSEE:	Phillips Petroleum Company
RECORDED:	Not Recorded
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: E/2 SE/4, containing 80 acres, more or less

LEASE NO:	NM225157-a
LEASE DATE:	1/16/45
LESSOR:	Charles Gutman, et al
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 58, Page 103
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: N/2 NE/4, containing 80 acres, more or less

LEASE NO:	NM225157-b
LEASE DATE:	1/16/45
LESSOR:	J. L. Crump, et al
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 58, Page 107
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: N/2 NE/4, containing 80 acres, more or less

LEASE NO:	NM225157-c
LEASE DATE:	7/7/45
LESSOR:	Western Gas Company
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 58, Page 136
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: N/2 NE/4, containing 80 acres, more or less

LEASE NO:	NM225158-a
LEASE DATE:	3/2/39
LESSOR:	Maggie Dunn, a widow
LESSEE:	Roy G. Barton
RECORDED:	Book 35, Page 474
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: SW/4 NE/4, E/2 NE/4, S/2 NW/4 NE/4, containing 140 acres, more or less

LEASE NO:	NM225158-b
LEASE DATE:	3/2/39
LESSOR:	Annabel Winningham, et vir
LESSEE:	Roy G. Barton
RECORDED:	Book 35, Page 481
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: SW/4 NE/4, E/2 NE/4, S/2 NW/4 NE/4, containing 140 acres, more or less

LEASE NO:	NM225158-c
LEASE DATE:	3/2/39
LESSOR:	Roger B. Owings, et ux
LESSEE:	Roy G. Barton
RECORDED:	Book 35, Page 490
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: SW/4 NE/4, E/2 NE/4, S/2 NW/4 NE/4 containing 140 acres, more or less

LEASE NO:	NM225158-d
LEASE DATE:	3/2/39
LESSOR:	The North Central Texas Oil Co., Inc.
LESSEE:	Roy G. Barton
RECORDED:	Book 35, Page 495
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: SW/4 NE/4, E/2 NE/4, S/2 NW/4 NE/4 containing 140 acres, more or less

LEASE NO:	NM225158-e
LEASE DATE:	12/23/41
LESSOR:	Peerless Oil and Gas Company
LESSEE:	Western Gas Company
RECORDED:	Book 44, Page 254
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: SW/4 NE/4, E/2 NE/4, S/2 NW/4 NE/4 containing 140 acres, more or less

LEASE NO:	NM225158-f
LEASE DATE:	4/22/47
LESSOR:	The Atlantic Refining Company
LESSEE:	Western Gas Company
RECORDED:	Book 63, Page 277
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: SW/4 NE/4, E/2 NE/4, S/2 NW/4 NE/4 containing 140 acres, more or less

LEASE NO:	NM225158-g
LEASE DATE:	6/15/50
LESSOR:	Western Natural Gas Company
LESSEE:	Culbertson & Irwin, Inc,
RECORDED:	Book 87, Page 165
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: S/2 NE/4, NE/4 NE/4 containing 120 acres, more or less

LEASE NO:	NM225159-a
LEASE DATE:	12/1/45
LESSOR:	Charles Gutman, et al
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 60, Page 493
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: S/2 NE/4, containing 80 acres, more or less

LEASE NO:	NM225159-b
LEASE DATE:	12/1/45
LESSOR:	Culbertson & Irwin, Inc, et al
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 60, Page 491
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: S/2 NE/4, containing 80 acres, more or less

LEASE NO:	NM225159-c
LEASE DATE:	12/15/45
LESSOR:	Peerless Oil and Gas Company
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 60, Page 488
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: S/2 NE/4, containing SO acres, more or less

LEASE NO:	NM225160
LEASE DATE:	1/4/46
LESSOR:	P. G. Russell, et ux
LESSEE:	Culbertson & Irwin, inc.
RECORDED:	Book 61, Page 395
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County,New Mexico
Section 18: NE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM225161-a
LEASE DATE:	11/7/49
LESSOR:	Western Natural Gas Company
LESSEE:	Culbertson & Irwin, Inc.
RECORDED:	Book 82, Page 151
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NE/4, containing 160 acres, more or less

LEASE NO:	NM225161-b
LEASE DATE:	11/9/49
LESSOR:	Magnolia Petroleum Company
LESSEE:	Culbertson & Irwin, Inc.

RECORDED:	Book 82, Page 160
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NE/4, containing 160 acres, more or less

LEASE NO:	NM225161-c
LEASE DATE:	11/10/49
LESSOR:	Munance Corporation
LESSEE:	Culbertson and Irwin, Incorporated
RECORDED:	Book 82, Page 156
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NE/4, containing 160 acres, more or less

LEASE NO:	NM225161-d
LEASE DATE:	11/9/48
LESSOR:	General Crude Oil Company
LESSEE:	R. Olsen
RECORDED:	Book 74, Page 206
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NE/4, containing 160 acres, more or less

LEASE NO:	NM225161-e
LEASE DATE:	12/15/48
LESSOR:	J. C. McIntyre, et ux
LESSEE:	R. Olsen
RECORDED:	Book 75, Page 317
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NE/4, containing 160 acres, more or less

LEASE NO:	NM225161-f
LEASE DATE:	11/29/48
LESSOR:	M. M. Miller, et ux
LESSEE:	R. Olsen
RECORDED:	Book 74, Page 393
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 25: NE/4, containing 160 acres, more or less

LEASE NO:	NM225163
LEASE DATE:	9/11/48
LESSOR:	Maggie Dunn
LESSEE:	C. L. Richardson and Jack Richardson
RECORDED:	Book 73, Page 345
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 24: N/2 NW/4 NE/4, containing 20 acres, more or less

LEASE NO:	NM255183
LEASE DATE:	2/1/70
LESSOR:	United States of America (LC-032592-b)
LESSEE:	Texaco Inc.
RECORDED:	Book 268, Page 902
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 30: Lots 1, 2, E/2 NW/4, containing 156.16 acres, more or less

LEASE NO:	NM909059
LEASE DATE:	12/1/57
LESSOR:	United States of Ameried(NM-12612)
LESSEE:	Abner M. Jack, et al
RECORDED:	Not Recorded
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: Lots 3, 4 E/2 SW/4 Section 19: Lots 1, 2, E/2 NW/4 containing 312.45 acres, more or less

LEASE NO:	NM909887
LEASE DATE:	12/31/38
LESSOR:	United States of America (LC-032715)
LESSEE:	L. F. Meister
RECORDED:	Not Recorded
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 19: Lots 3, 4, E/2 SW/4, containing 156.18 acres, more or less

LEASE NO:	NM909995-a
LEASE DATE:	10/30/48
LESSOR:	Samuel-R. Cooper, et ux
LESSEE:	R. Olsen Oil Company
RECORDED:	Book 74, Page 204
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM909995-b
LEASE DATE:	1/11/49
LESSOR:	Southern Petroleum Exploration, Inc.
LESSEE:	R. Olsen Oil Company
RECORDED:	Book 75, Page 339
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM909995-c
LEASE DATE:	1/11/49
LESSOR:	H. B. Smyrl
LESSEE:	R. Olsen Oil Company
RECORDED:	Book 75, Page 341
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM909995-d
LEASE DATE:	2/21/49
LESSOR:	Argo Oil Corporation
LESSEE:	R. Olsen
RECORDED:	Book 76, Page 270
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM909995-e
LEASE DATE:	3/30/49
LESSOR:	General Crude Oil Company
LESSEE:	R. Olsen Oil Company
RECORDED:	Book 76, Page 543
DESCRIPTION:	Township 24 South, Range 36 East, NMPM Lea County New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM909995-f
LEASE DATE:	2/5/49
LESSOR:	Reginald H. Johnson, et al
LESSEE:	R. Olsen
RECORDED:	Book 77, Page 123
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM909995-g
LEASE DATE:	6/14/49
LESSOR:	Magnolia Petroleum Company
LESSEE:	R. Olsen Oil Company
RECORDED:	Book 78, Page 215
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 14: SE/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM911598
LEASE DATE:	6/1/56
LESSOR:	United States of America (LC-054665-b)
LESSEE:	Anderson-Prichard Oil Corporation and R. Olsen Oil Company
RECORDED:	Not Recorded
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 26: NE/4 NE/4, containing 40 acres, more or less

LEASE NO:	NM911599-a
LEASE DATE:	5/10/46
LESSOR:	Charles T. Bates, et al
LESSEE:	R. Olsen
RECORDED:	Book 61, Page 290
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: SW/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM911599-b
LEASE DATE:	8/2/46
LESSOR:	W. M. Beauchamp, Special Guardian of James Ray Bates, a minor
LESSEE:	R. Olsen
RECORDED:	Book 61, Page 485
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: SW/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM911599-c
LEASE DATE:	6/9/47
LESSOR:	Catherine L. Dumraese
LESSEE:	Uscan Drilling Company
RECORDED:	Book 65, Page 34
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: SW/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM911601
LEASE DATE:	6/1/46
LESSOR:	Royalty Holding Company, et al
LESSEE:	Uscan Drilling Company
RECORDED:	Book 61, Page 426
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: NW/4 SE/4, containing 40 acres, more or less

LEASE NO:	NM911602
LEASE DATE:	12/27/35
LESSOR:	T. H. Low, Trustee
LESSEE:	Repollo Oil Company
RECORDED:	Book 29, Page 37, as ratified by Agreement, dated 8/30/46, recorded in
Book 33, Page 10
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: SE/4 SE/4, containing 40 acres, more or less

COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

All right, title and interest in the Cooper Jal Unit (as described below), including but not limited to any operating rights, working interest, contractual rights and royalty interests:

Description of Cooper Jal Unit Area:

Township 24 South, Range 36 East, NMPM, Lea County, New Mexico

Section 13:	S/2
Section 14:	SE/4 SE/4
Section 23:	S/2 SE/4
Section 24:	All
Section 25:	N/2
Section 26:	E/2 NE/4

Township 24 South, Range 37 East, NMPM, Lea County, New Mexico

Section 18:	All
Section 19:	W/2
Section 30:	NW/4

MINERAL FEE LANDS

(LEA COUNTY, NEW MEXICO)

FILE NO:	NM090060
DATE:	12/01/93
RECORDED:	Book 44, pg 559
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County,New Mexico
Section 25: NW/4 as to Tansill, Yates, Seven Rivers, and Queen Formations only (Tract 1 9), containing 160 acres, more or less

FILE NO:	NM090061
DATE:	12/01/93
RECORDED:	Book 44, pg 559
DESCRIPTION:	Township 24 South, Range 36 East, NMPM, Lea County, New Mexico
Section 13: SW/4
Section 24: NW/4, as to Tansill, Yates, Seven Rivers, and Queen Formations only (Tracts 20&21), containing 320 acres, more or less

FILE NO:	NM911600
DATE:	04/08/88
RECORDED:	Book 443, pg 24
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: SW/4SE/4 as to Tansill, Yates, Seven Rivers, and Queen
Formations only, containing 40 acres, more or less

FILE NO:	NM911601
DATE:	06/1/46
RECORDED:	Book 443, pg 24
DESCRIPTION:	Township 24 South, Range 37 East, NMPM, Lea County, New Mexico
Section 18: NW/4SE/4, as to Tansill, Yates, Seven Rivers, and Queen
Formations only, containing 40 acres, more or less

B. JETTA-X2, L.P., ROBERT KRUSE & JAMES A. DAVIDSON ACQUISITIONS

All lands listed below are located in Lea County, New Mexico

DATE	LESSOR	LESSEE	BOOK	PAGE	DESCRIPTION
03/02/39	Maggie Dunn	Roy G. Barton	35	474	T24S-R36E Sec. 24: S/2 NE/4 & NE/4 NE/4 Sec. 13: N/2 SE/4 & SW/4 SE/4 Depth Limit: Down to 4,000 feet

03/02/39	Annabel Winningham	Roy G. Barton	35	481	T24S-R36E Sec. 24: S/2 NE/4 & NE/4 NE/4 Sec. 13: N/2 SE/4 & SW/4 SE/4 Depth Limit: Down to 4,000 feet

03/02/39	Roger B. Owings	Roy G. Barton	35	490	T24S-R36E Sec. 24: S/2 NE/4 & NE/4 NE/4 Sec. 13: N/2 SE/4 & SW/4 SE/4 Depth Limit: Down to 4,000 feet

03/02/39	North Central Texas Oil Co.	Roy G. Barton	35	495	T24S-R36E Sec. 24: S/2 NE/4 & NE/4 NE/4 Sec. 13: N/2 SE/4 & SW/4 SE/4 Depth Limit: Down to 4,000 feet

12/23/41	Peerless Oil and Gas Co.	Roy G. Barton	44	254	T24S-R36E Sec. 24: S/2 NE/4 & NE/4 NE/4 Sec. 13: N/2 SE/4 & SW/4 SE/4 Depth Limit: Down to 4,000 feet

04/22/47	Atlantic Refining Co.	Western Gas Co.	63	277	T24S-R36E Sec. 24: S/2 NE/4 & NE/4 NE/4 Sec. 13: N/2 SE/4 & SWA SE/4 Depth Limit: Down to 4,000 feet

5/24/26	Sallie W. Harrison	Charles T. Bates	4	251	T24S-R36E Sec. 25: NW/4 Depth Limit: Down to 3,750 feet

08/01/45	USA LC-063965	Phillips Petroleum Co.	58	546	T24S-R3GE Sec. 24: E/2 SE/4 Depth Limit: Down to 3,750 feet

06/01/26	Ada E. Hunter Thomas	Charles T. Bates	4	227	T24S-R36E Sec. 24: E/2 SW/4 & W/2 SE/4 Depth Limit: Down to 3,750 feet

It is the Assignor’s intent to convey to Assignee only those portions of the above oil, gas and mineral leases which are contained within the Cooper Jal Unit, such unit being more particularly described in that certain Unit Agreement dated January 15, 1970, recorded in Book 292, Page 352 of the records of Lea County, New Mexico.

C. MARY RAY SIVLEY TRUST ACQUISITION

All of Assignor’s interests in the unitized formations of the Cooper Jal Unit, Lea County, New Mexico including all interests in that certain Federal Lease # NN112612 covering the following lands:

The Northwest Quarter (NW/4) of Section 19, T-24-S, R-37-E, Lea County, New Mexico

COTTON DRAW 9L

(LEA COUNTY, NEW MEXICO)

County & State: Lea, New Mexico

Unique ID	Lessor	Lessee	Dated	County, State
30-0000416-000	Bureau of Land Management	Jack B. Straw	March 1, 1951	Lea, New Mexico

Lease Name: USA LC-061873-B	Type: LSE Federal - Acquired Oil &Gas	Agency ID: LC-061873-B

Description:	Tract County:
T 25S R 32E SEC 9 W2	Lea, New Mexico

County & State : Lea, New Mexico	Operator: SDG Resources, L.P.

Field	Well ID	Well Name	Asset Type	Location	API
Wildcat G-05 S253209L	42440010	Cotton Draw 9L Federal I	Non Consent	009/02S/032E	300253370500
Wildcat G-05 S253209L	42440011	Cotton Draw 9L Federall-L	Working Interest	009/02S/032E	300253370500
Wildcat G-05 S253209L	42440012	Cotton Draw 9L Federal I-U	Working Interest	009/02S/032E	300253370500

BTBN

(EDDY COUNTY, NEW MEXICO AND LEA COUNTY, NEW MEXICO)

LEASE NAME	LESSOR	DATE	DESCRIPTION
BTBN “25” Federal #2, NM-911283 OGL	USA (NM-89055)	6/01/92	Township 24 South, Range 31 East Section 25; NE/4, containing 160.00 acres, more or less Only as to the surface to 10,000 feet.

EDWARDS, JORDAN, and McELROY

(CRANE COUNTY, TEXAS and ECTOR COUNTY, TEXAS)

EDWARDS FIELD GRAYBURG UNIT

TRACT NO.	1
OGL DATE	March 3, 1927
LESSOR	Will Edwards, et ux
LESSEE	Magnolia Petroleum Company
RECORDED	Volume 22, Page 505 — Ector Co. Deed Records

Volume 16, Page 41 — Crane Co. Deed Records
DESCRIPTION	The Grayburg/San Andres formation in and under the S/2 SE/4 and NE/4 SE/4 of Section 32, Block 44, Township 3 South, T&P Ry. Co. Survey, Ector County, Texas.

TRACT NO.	2
OGL DATE	October 28, 1930
LESSOR	Alphonse Kloh, et al
LESSEE	Humble Oil and Refining Company
RECORDED	Volume 33, Page,524 — Ector Co. Deed Records
DESCRIPTION	S/2 5/2 of Section 31, Block 44, Township 3 South, T&P Ry. Co. Survey, Ector County, Texas.

TRACT NO.	3
OGL DATE	October 7, 1958
LESSOR	Will F. Edwards Estate, et al
LESSEE	Late Oil Company
RECORDED	Volume 323, Page 240 — Ector Co. Deed Records
DESCRIPTION	S/2 SW/4 and NW/4 SW/4, less a 387’ strip in the North side thereof, in Section 30, Block 44, Township 3 South, T&P Ry. Co. Survey, Ector County, Texas.

TRACT NO.	4
OGL DATE	June 28, 1955
LESSOR	State of Texas
LESSEE	The Texas Company
RECORDED	Volume 237, Page 429 — Ector Co. Deed Records Volume 96, Page 131 — Crane Co. Deed Records
DESCRIPTION	NE/4 Section 11, Block 35, University Lands, Crane and Ector Counties, Texas.

TRACT NO.	5
OGL DATE	June 28, 1955
LESSOR	State of Texas
LESSEE	The Texas Company
RECORDED	Volume 96, Page 128 — Crane Co. Deed Records
DESCRIPTION	SE/4 Section 11, Block 35, University Lands, Crane and Ector Counties, Texas.

TRACT NO.	6
OGL DATE	January 22, 1947
LESSOR	George C. Fraser, et al
LESSEE	S. C. Currie
RECORDED	Volume 104, Page 315 — Ector Co. Deed Records
DESCRIPTION	NW/4 of Section 33, Block 44, Township 3 South, T&P Ry. Co. Survey, Ector and Crane Counties, Texas.

TRACT NO.	7
OGL DATE	October 28, 1930
LESSOR	Alphonse Kloh, et al
LESSEE	Humble Oil and Refining Company
RECORDED	Volume 33, Page 524 — Ector Co. Deed Records
DESCRIPTION	E/2 and SW/4 of Section 33, Block 44, Township 3 South, T&P Ry. Co. Survey, Ector and Crane Counties, Texas.

TRACT NO.	8
OGL DATE	January 30, 1946
LESSOR	Will P. Edwards, et ux
LESSEE	Fred Turner, Jr.
RECORDED	Volume 42, Page 459 — Crane Co. Deed Records
Volume 95, Page 341 — Ector Co. Deed Records
DESCRIPTION	W/2 of Section 34, Block 44, Township 3 South, T &P Ry. Co. Survey, Crane and Ector Counties, Texas.

TRACT NO.	9
OGL DATE	February 22, 1955
LESSOR	Merle J. Steward & E. E. Ellis, Independent Executors and Trustees of the Estate of Will P. Edwards, Deceased
LESSEE	The Texas Company
RECORDED	Volume 96, Page 137 — Crane Co. Deed Records
DESCRIPTION	NW/4 of Section 2, Block B-23, Public School Land, Crane County, Texas.

TRACT NO.	9
OGL DATE	July 14, 1955
LESSOR	Mrs. Otho O. Sparks, et vir
LESSEE	The Texas Company
RECORDED	Volume 100, Page 3 — Crane Co. Deed Records
DESCRIPTION	NW/4 of Section 2, Block B-23, Public School Land, Crane County, Texas.

TRACT NO.	9
OGL DATE	May 1, 1972
LESSOR	Atlantic Richfield Company
LESSEE	APCO Oil Corporation, Agent
RECORDED	Volume 231, Page 514 — Crane Co. Deed Records
DESCRIPTION

NW/4 of Section 2, Block B-23, Public School Land, Crane County, Texas, down to and including the depth of 3,735 feet from the surface of the ground, but not to exceed the base of the Grayburg formation.

JORDAN (SAN ANDRES) UNIT

TRACT NO.	1
OGL DATE	November 9, 1936
LESSOR	Commissioner of the General Land Office
LESSEE	Sinclair Prairie Oil Company
RECORDED	Volume 46, Page 96 – Deed Records
DESCRIPTION

NE/4 Section 6, Block 35, University Lands, Ector County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	2
OGL DATE	November 2, 1939
LESSOR	Commissioner of the General Land Office
LESSEE	Snowden & McSweeney Company
RECORDED	Volume 60, Page 441 – Deed Records
DESCRIPTION

SE/4 Section 6, Block 35, University Lands, Ector County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	3
OGL DATE	March 9, 1937
LESSOR	Commissioner of the General Land Office
LESSEE	Sinclair Prairie Oil Company
RECORDED	Volume 47, Page 143 – Deed Records
DESCRIPTION

NW/4 Section 9, Block 35, University Lands, Ector County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	4
OGL DATE	October 5, 1929
LESSOR	Commissioner of the General Land Office
LESSEE	Prairie Oil and Gas Company
RECORDED	Volume 20, Page 596 – Deed Records
DESCRIPTION

NW/4 Section 14, Block 35, University Lands, Crane County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	5
OGL DATE	December 8, 1950
LESSOR	Commissioner of the General Land Office
LESSEE	Stanolind Oil and Gas Company
RECORDED	Volume 66, Page 165 - Deed Records

DESCRIPTION

E/2 SW/4 Section 14, Block 35, University Lands, Crane County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	6
OGL DATE	October 5, 1929
LESSOR	Commissioner of the General Land Office
LESSEE	Prairie Oil and Gas Company
RECORDED	Volume 20, Page 599 – Deed Records
DESCRIPTION

SW/4 Section 13, Block 35, University Lands, Crane County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	7
OGL DATE	November 12, 1929
LESSOR	Commissioner of the General Land Office
LESSEE	Snowden & McSweeney Company
RECORDED	Volume 21, Page 60 – Deed Records
DESCRIPTION

SE/4 Section 13, Block 35, University Lands, Crane County, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	8
OGL DATE	November 12, 1929
LESSOR	Commissioner of the General Land Office
LESSEE	Prairie Oil and Gas Company
RECORDED	Volume 21, Page 126 – Deed Records
DESCRIPTION

NW/4 Section 12, Block 35, University Lands, Crane and Ector Counties, Texas, from the surface down to 3,900 feet or the base of the San Andres formation as described in that certain Unit Agreement, dated May 1, 1966, for the Jordan (San Andres) Unit.

TRACT NO.	9
OGL DATE	December 8, 1950
LESSOR	Commissioner of the General Land Office
LESSEE	Stanolind Oil and Gas Company
RECORDED	Volume 66, Page 165 – Deed Records
DESCRIPTION	W/2 SW/4 Section 14, Block 35, University Lands, Crane County, Texas, from the surface down to 4000 feet.

McELROY UNIT

STATE –NY- LEASE

OGL NUMBER	100590
OGL DATE	May 19, 1999
LESSOR	State of Texas and the Board for Lease of University Lands
LESSEE	Pronto, Ltd
RECORDED	Volume 406, Page 408 – Official Public Records
DESCRIPTION	SE/4 Section 13, Block 30, University Lands, Crane County, Texas.

STATE –NZ- LEASE

OGL NUMBER	95512
OGL DATE	June 23, 1993
LESSOR	State of Texas and the Board for Lease of University Lands
LESSEE	WJC Engineering & Management
RECORDED	Volume 351, Page 811 — Official Public Records
DESCRIPTION	NE/4 Section 24, Block 30, University Lands, Crane County, Texas.

UNIVERSITY –B- LEASE

OGL NUMBER	40351
OGL DATE	June 19, 1953
LESSOR	State of Texas and the Board for Lease of University Lands
LESSEE	The Pure Oil Company
RECORDED	Volume 80, Page 424 — Deed Records
DESCRIPTION	SE/4 Section 24, Block 30, University Lands, Crane County, Texas, from the surface of the earth down to 4,301 feet subsurface and all depths below the Barnett Shale formation.

GRAND CLEARFORK

(PECOS COUNTY, TEXAS)

The Grand Clearfork Unit

1.                                       Oil and Gas Lease dated June 4, 1968, by and between Atlantic Richfield Company, Lessor, and T. J. Welfelt, Lessee, recorded in Volume 365, Page 372, Lease Records, Pecos County, Texas, and covering Tract 1 of the Grand Clearfork Unit as follows:

The E/2 of the South 160 acres of Section 15, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 80 acres, from the surface down to 3,322 feet below the surface.

2.                                       Oil and Gas Lease dated August 19, 1968, by and between Atlantic Richfield Company, Lessor, and T. J. Welfelt, Lessee, recorded in Volume 368, Page 23, Lease Records, Pecos County, Texas, and covering the W/2 of the South 160 acres of Section 15, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, from the surface down to 3,330 feet below the surface, this acreage being a portion of Tract 2 of the Grand Clearfork Unit as follows:

The W/2 of the South 160 acres of Section 15, from the surface down to 3,330 feet below the surface and the S/2 of the North 160 acres of the South 320 acres of Section 15, from the surface down to 3,310 feet below the surface, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 160 acres.

3.                                       Oil and Gas Lease dated October 14, 1968, by and between Atlantic Richfield Company, Lessor, and T. J. Welfelt, Lessee, recorded in Volume 371, Page 220, Lease Records, Pecos County, Texas, and covering the S/2 of the North 160 acres of the South 320 acres of Section 15, Block 11, H&GN Ry. Co. Survey, this acreage being a portion of Tract 2 of the Grand Clearfork Unit as follows:

The W/2 of the South 160 acres of Section 15, from the surface down to 3,330 feet below the surface and the S/2 of the North 160 acres of the South 320 acres of Section 15, from the surface down to 3,310 feet below the surface, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 160 acres.

4.                                       Oil and Gas Lease dated March 20, 1967, by and between West Texas Utilities Company, a corporation, Individually and as agent for the State of Texas, Lessor, and T. J. Welfelt, Lessee, recorded in Volume 351, Page 534, Lease Records, Pecos County, Texas, and covering Tract 3 of the Grand Clearfork Unit as follows:

The South 40 acres of Section 16, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas containing 40 acres, from the surface down to 3,500 feet below the surface.

5.                                       Oil and Gas Lease dated July 16, 1957, by and between J. Alfred Roosevelt, et ux, and John W. Scott, et ux, Individually and as agents for the State of Texas, Lessors, and Kerr-McGee Oil Industries, Inc., Lessee, recorded in Volume 247, Page 302, Lease Records, Pecos County, Texas, and covering Tract 4 of the Grand Clearfork Unit as follows:

The North 200 acres of the South 240 acres of Section 16, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 200 acres, from the surface down to 3,280 feet below the surface.

6.                                       Oil and Gas Lease dated July 14, 1967, by and between Atlantic Richfield Company, Lessor, and T. J. Welfelt, Lessee, recorded in Volume 359, Page 129, Lease Records, Pecos County, Texas, and covering Tract 5 of the Grand Clearfork Unit as follows:

The W/2 of the South 160 acres of Section 17, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 80 acres, from the surface down to 3,307 feet below the surface.

7.                                       Oil and Gas Lease dated September 14, 1969, by and between Atlantic Richfield Company, Lessor, and T. J. Welfelt, Lessee, recorded in Volume 387, Page 262, Lease Records, Pecos County, Texas, and covering the NW/4 NE/4 and NE/4 NW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 80.0 acres, more or less, from the surface down to 5,187 feet below the surface, this acreage being a portion of Tract 6 of the Grand Clearfork Unit as follows:

The NW/4 NE/4, NE/4 NW/4, NW/4 SE/4, SE/4 NW/4 and SW/4 NE/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 200 acres, more or less, limited to the following depths:

NW/4 NE/4 of Section 35:	Surface to 5,187’
NE/4 NW/4 of Section 35:	Surface to 5,187’
NW/4 SE/4 of Section 35:	Surface to 3,397’
SE/4 NW/4 of Section 35:	Surface to 3,397’
SW/4 NE/4 of Section 35:	Surface to 3,300’

8.                                       Oil and Gas Lease dated June 11, 1970, by and between Atlantic Richfield Company, Lessor, and Carl F. Lawrence, Lessee, recorded in Volume 394, Page 172, Lease Records, Pecos County, Texas, and covering the SW/4 NE/4 of Section 35, Block 11, H&GN Ry. Co. Survey, containing 40 acres, more or less, from the surface down to 3,300 feet below the surface, this acreage being a portion of Tract 6 of the Grand Clearfork Unit as follows:

The NW/4 NE/4, NE/4 NW/4, NW/4 SE/4, SE/4 NW/4 and SW/4 NE/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 200 acres, more or less, limited to the following depths:

NW/4 NE/4 of Section 35:	Surface to 5,187’
NE/4 NW/4 of Section 35:	Surface to 5,187’
NW/4 SE/4 of Section 35:	Surface to 3,397’
SE/4 NW/4 of Section 35:	Surface to 3,397’
SW/4 NE/4 of Section 35:	Surface to 3,300’

9.                                       Oil and Gas Lease dated August 2, 1970, by and between Atlantic Richfield Company, Lessor, and Carl F. Lawrence, Lessee, recorded in Volume 398, Page 40, Lease Records, Pecos County, Texas, and covering the NW SE/4 and SE/4 NW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, containing 80 acres, more or less, from the surface down to 3,397 feet below the surface, this acreage being a portion of Tract 6 of the Grand Clearfork Unit as follows:

The NW/4 NE/4, NE/4 NW/4, NW/4 SE/4, SE/4 NW/4 and SW/4 NE/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 200 acres, more or less, limited to the following depths:

NW/4 NE/4 of Section 35:	Surface to 5,187’
NE/4 NW/4 of Section 35:	Surface to 5,I87’
NW/4 SE/4 of Section 35:	Surface to 3,397’
SE/4 NW/4 of Section 35:	Surface to 3,397’
SW/4 NE/4 of Section 35:	Surface to 3,300’

10.                                 Oil and Gas Lease dated February 10, 1971, by and between Atlantic Richfield Company, Lessor, and Carl F. Lawrence, Lessee, recorded in Volume 403, Page 353, Lease Records, Pecos County, Texas, and covering the N/2 NW/4 of Section 29 and NE/4 SE/4, NW/4 NW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, containing 160 acres, more or less, from the surface down to 3,400 feet below the surface, this acreage being a portion of Tract 7 of the Grand Clearfork Unit as follows:

The NW/4 and NW/4 NE/4 of Section 29, and the E/2 SE/4 and NW/4 NW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 320 acres, more or less, limited to the following depths:

N/2 NW/4 of Section 29:	Surface to 3,400’
SE/4 NW/4 of Section 29:	Surface to 3,400’
SW/4 NW/4 of Section 29:	Surface to 3,375’
NW/4 NE/4 of Section 29:	Surface to 3,375’
E/2 SE/4 of Section 35:	Surface to 3,400’
NW/4 NW/4 of Section 35:	Surface to 3,400’

11.                                 Oil and Gas Lease dated May 25, 1971, by and between Atlantic Richfield Company, Lessor, and Carl F. Lawrence, Lessee, recorded in Volume 407, Page 173, Lease Records, Pecos County, Texas, and covering the NW/4 NE/4 and SW/4 NW/4 of Section 29, Block 11, H&GN Ry. Co. Survey, containing 80 acres, more or less, from the surface down to 3,375 feet below the surface, this acreage being a portion of Tract 7 of the Grand Clearfork Unit as follows:

The NW/4 and NW/4 NE/4 of Section 29, and the E/2 SE/4 and NW/4 NW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 320 acres, more or less, limited to the following depths:

N/2 NW/4 of Section 29:	Surface to 3,400’
SE/4 NW/4 of Section 29:	Surface to 3,400’
SW/4 NW/4 of Section 29:	Surface to 3,375’
NW/4 NE/4 of Section 29:	Surface to 3,375’
E/2 SE/4 of Section 35:	Surface to 3,400’
NW/4 NW/4 of Section 35:	Surface to 3,400’

12.                                 Oil and Gas Lease dated September 8, 1971, by and between Atlantic Richfield Company, Lessor, and Wellaw Corporation, Lessee, recorded in Volume 409, Page 516, Lease Records, Pecos County, Texas, and covering the SE/4 NW/4 of Section 29, and the SE/4 SE/4 of Section 35, Block 11, H&GN Ry. Co. Survey, containing 80 acres, more or less, from the surface down to 3,400 feet below the surface, this acreage being a portion of Tract 7 of the Grand Clearfork Unit as follows:

The NW/4 and NW/4 NE/4 of Section 29, and the E/2 SE/4 and NW/4 NW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, containing 320 acres, more or less, limited to the following depths:

N/2 NW/4 of Section 29:	Surface to 3,400’
SE/4 NW/4 of Section 29:	Surface to 3,400’
SW/4 NW/4 of Section 29:	Surface to 3,375’
NW/4 NE/4 of Section 29:	Surface to 3,375’
E/2 SE/4 of Section 35:	Surface to 3,400’
NW/4 NW/4 of Section 35:	Surface to 3,400’

13.                                 Oil and Gas Lease dated May 1, 1984, by and between Atlantic Richfield Company, Lessor, and C. F. Lawrence & Assoc., Inc., Lessee, recorded in Volume 600, Page 407, Lease Records, Pecos County, Texas, and covering Tract 8 of the Grand Clearfork Unit as follows:

40 acres, more or less, out of the SW/4 of Section 35, Block 11, H&GN Ry. Co. Survey, Pecos County, Texas, from the surface down to 3,200 feet below the surface, more particularly described as follows:

BEGINNING at a point from which an iron pipe set for the SW corner of said Section 35 bears S 11 deg 48’29” W 1219.5 ft and N 78 deg 06’18” W 1226.4ft;

THENCE N 11 deg 48’29” E 1420.6 ft to a point from which the Fee “35” #1 bears S 11 deg 48’29” W 370.0 ft and S 78 deg 06’18” E 184.5 ft;

THENCE S 78 deg 06’18” E 1226.5 ft to a point;

THENCE S 11 deg 48’29” W 1420.6ft to a point;

THENCE N 78 deg 06’18” W 1226.5ft to the place of beginning.

IATAN

(HOWARD COUNTY, TEXAS and MITCHELL COUNTY, TEXAS)

IATAN PROPERTIES

LEASE NAME

Willard R. Read

The SE/4 of Section 37, Block 30, T-I-N, T & P Railway Company Survey, Howard County, Texas.

W. R. Read “A” Lease:

The SE/4 NE/4 NW/4, W/2 NE/4 NW/4, NE/4 SE/4 NW/4 and W/2 SE/4 NW/4 of Section 48, Block 30, T-I-N, T & P Railway Company Survey, Howard County, Texas, containing 60 acres, more or less from the surface down to a depth of 3500 feet below the surface.

W. R. Read “B” Lease:

The NE/4 of Section 48, Block 30, T-I-N, T & P Railway Company Survey, Howard County, Texas.

W. R. Read “C” Lease:

The SE/4 NW/4 NW/4, NE/4 NE/4 NW/4 AND SE/4 SE/4 NW/4 of Section 48, Block 30, T-I-N, T & P Railway Company Survey, Howard County, Texas, containing 30 acres more or less.

W. L. FOSTER “A”:

The 70 acres of land, more or less, lying south of the T & P Railway Company right-of-way in Section 42, Block 29, T-I-N, T & P Railway Company Survey, Howard & Mitchell Counties, Texas.

W. L. FOSTER “B”:

The NW/4 of Section 43, Block 29, T-I-N, T & P Railway Company Survey, Howard County, Texas.

W.R. READ “A” LEASE

01)                                Oil and Gas Lease dated January 20, 1943, between William Brookover, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 163, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

02)                                Oil and Gas Lease dated January 20, 1943, between David Lyon, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 167, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

03)                                Oil and Gas Lease dated September 30, 1943, between Alfred G. Saenger, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 116, Page 412, Deed Records of Howard County, Texas covering all of the South Half (S/2) and Northwest Quarter (NW/4) of Section 48, the Northeast Quarter (NE/4), Southeast Quarter (SE/4) and Northwest Quarter (NW/4) of Section 47, all in Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

04)                                Oil and Gas Lease dated January 20, 1943, between James A. Hopkins, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 165, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

05)                                Oil and Gas Lease dated January 20, 1943, between G.A. Torrence, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 160, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

06)                                Oil and Gas Lease dated October 21, 1947, between Jessie Ault Strauss and husband, Laurence Strauss, Lessors, and Cosden Petroleum Corporation, Lessee, recorded in Volume 140, Page 639, Deed Records of Howard County, Texas, covering all of the Southeast Quarter (SE/4), Southwest Quarter (SW/4) and the Northwest Quarter (NW/4) of Section 48, the Southeast Quarter (SE/4), Southwest Quarter (SWi4), Northwest Quarter (NW/4) and Northeast Quarter (NE/4) of Section 47, all in Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

07)                                Oil and Gas Lease dated January 20, 1943, between Lora Ault Vrooman, a widow, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 140, Page 641, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

08)                                Oil and Gas Lease dated January 30, 1943, between J. Ernest Their, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 156, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, all in Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

09)                                Oil and Gas Lease dated January 20, 1943, between Leek Royalty and Oil Co., Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 175, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

10)                                Oil and Gas Lease dated January 20, 1943, between William R. Read and wife, Ruby Read, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page

170, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

11)                                Oil and Gas Lease dated March 1, 1943, between R.H. Ratliff, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 473, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

12)                                Oil and Gas Lease dated January 1, 1988, between Enron Oil & Gas Company, Lessor, and CNG Producing Company - Tulsa, Lessee, recorded in Volume 613, Page 548, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

W.R. READ “B” LEASE

13)                                Oil and Gas Lease dated February 24, 1942, between William Brookover and R.H. Ratliff, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 111, Page 517, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-I-N, T&P RR Co. Survey, Howard County, Texas.

14)                                Oil and Gas Lease dated February 20, 1942, between David Lyon, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 111, Page 503, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

15)                                Oil and Gas Lease dated February 20, 1942, between Alfred G. Saenger, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 112, Page 256, Deed Records of Howard County, Texas, covering-all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-l-N, T&P RR Co. Survey, Howard County, Texas.

16)                                Oil and Gas Lease dated February 20, 1942, between James A. Hopkins, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 112, Page 260, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

17)                                Oil and Gas Lease dated February 20, 1942, between G.A. Torrence, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 111, Page 501, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

18)                                Oil and Gas Lease dated February 20, 1942, between J. Ernest Thier, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 111, Page 505, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County. Texas.

19)                                Oil and Gas Lease dated March 24, 1942, between Leek Royalty and Oil Co., Lessor, and E.V. Mitchell, Lessee, recorded in Volume 111, Page 507, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

20)                                Oil and Gas Lease dated January 30, 1942, between Willard R. Read and wife, Ruby Reed, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 112, Page 252, Deed Records of Howard County, Texas, covering all of the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

21)                                Oil and Gas Lease dated January 1 1988, between Enron Oil & Gas Company, Lessor, and CNG Producing Company - Tulsa, Lessee, recorded in Volume 613, Page 548, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

W.R. READ “C” LEASE

22)                                Oil and Gas Lease dated January 20, 1943, between J. Ernest Thier, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 156, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

23)                                Oil and Gas Lease dated January 20, 1943, between G.A. Torrence, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 160, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

24)                                Oil and Gas Lease-dated January 20, 1943, between Wm. Brookover, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 163, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

25)                                Oil and Gas Lease dated January 20, 1943, between James A. Hopkins, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 165, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

26)                                Oil and Gas Lease dated January 20, 1943, between David Lyon, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 167, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

27)                                Oil and Gas Lease dated January 20, 1943, between Willard R. Read and wife Ruby Read, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 170, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

28)                                Oil and Gas Lease dated January 20, 1943, between Leck Royalty and Oil Company, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 115, Page 175, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

29)                                Oil and Gas Lease dated March 1, 1943, between R.H. Ratliff, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 114, Page 473, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

30)                                Oil and Gas Lease dated September 30, 1943, between Alfred Saenger, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 116, Page 412, Deed Records of Howard County, Texas, covering all of the South Half (S/2) and Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4), Southeast Quarter (SE/4) and Northwest Quarter (NW/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

31)                                Oil and Gas Lease dated October 21, 1947, between Lora Ault Vrooman, a widow, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 140, Page 641, Deed Records of Howard County, Texas, covering all of the Southeast Quarter (SE/4), Southwest Quarter (SW/4) and Northwest Quarter (NW/4) of Section 48, and the Southeast Quarter (SE/4), Southwest Quarter (SW/4), Northwest Quarter (NW/4) and Northeast Quarter (NE/4) of Section 47, Block 30, T-1 -N, T&P RR Co. Survey, Howard County, Texas.

32)                                Oil and Gas Lease dated October 21, 1947, between Jessie Ault Strauss and husband, Laurence Strauss, Lessor, and Cosden Petroleum Corporation, Lessee, recorded in Volume 140, Page 639, Deed Records of Howard County, Texas, covering all of the Southeast Quarter (SE/4), Southwest Quarter (SW/4) and Northwest Quarter (NW/4) of Section 48, and the Southeast Quarter (SE/4), Southwest Quarter (SW/4), Northwest Quarter (NW/4) and Northeast Quarter (NE/4) of Section 47, Block 30, T-1 -N, T&P RR Co. Survey, Howard County, Texas.

33)                                Oil and Gas Lease dated December 4, 1987, between Stanley N. Nixon, Lessor, and D.L. Ray, Inc., Lessee, recorded in Volume 608, Page 525, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

34)                                Oil and Gas Lease dated January 1, 1988, between Enron Oil & Gas Company, Lessor, and CNG Producing Company - Tulsa, Lessee, recorded in Volume 613, Page 548, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 48, and the Northeast Quarter (NE/4) of Section 47, Block 30, T-1-N, T&P RR Co. Survey, Howard County, Texas.

W.L. FOSTER “A” LEASE

35)                                Oil and Gas Lease dated February 7, 1942, between W.L. Foster and wife, Mary E. Foster, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 112, Page 258, Deed Records of Howard County, Texas, covering all of the 70 acres of land, more or less lying South of the T&P Railway Company right-of-way in Section 42, Block 29, T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

36)                                Oil and Gas Lease dated March 28, 1942, between A.C. Scott and wife, Victoria Scott, Lessor, and E.V. Mitchell, Lessee, recorded in Volume 102, Page 589, Deed Records of Mitchell County, Texas, and in Volume 112, Page 152, Deed Records of Howard County, Texas, covering all of the 70 acres of land, more or less lying South of the T&P Railway Company right-of-way in Section 42, Block 29, T-1-N, T&P RR Co. Survey, Howard County, Texas.

37)                                Oil and Gas Lease dated August 18, 1942, between A.C. Scott and wife, Victoria Scott; W.L. Foster and wife Mary E. Foster; Grady Acuff, Riley G. Maxwell and E.V. Mitchell, Lessors, and J. Harlan Ray and G.F. Ray, Lessees, recorded in Volume 112, Page 547, Deed Records of Howard County, Texas, covering all of the South 160 acres of Section 42, Block 29, T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

38)                                Oil and Gas Lease dated December 3, 1987, between Joe B. Whitlow, et al, Lessor, and D.L. Ray Inc., Lessee, recorded in Volume 608, Page 394, Deed Records of Howard County, Texas, covering all of the 70 acres of land, more or less, lying South of the T&P Railway Company right-of-way in Section 42, Block 29, T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

39)                                Oil and Gas Lease dated December 4 1987, between Stanley N. Nixon, Lessor, and D.L. Ray, Inc., Lessee, recorded in Volume 608, Page 525, Deed Records of Howard County, Texas, covering all of the 70 acres of land, more or less, lying South of the T&P Railway Company right-of-way in Section 42, Block 29, T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

40)                                Oil and Gas Lease dated May 27, 1992, between Missouri Pacific RR Co., Lessor, and CNG Producing Company, Lessee, recorded in Volume        , Page         , Deed Records of Howard County, Texas, covering all of the 70 acres of land, more or less, lying South of the T&P Railway Company right-of-way in Section 42, Block 29, T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

W. L. FOSTER “B” LEASE

41)           Oil and Gas Lease dated February 7, 1942, between W. L. Foster and wife, Mary E. Foster, Lessor, and E. V. Mitchell, Lessee, recorded in Volume 112, Page 262, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 43, Block                , T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

42)           Oil and Gas Lease dated December 3, 1987, between Janet W. Underwood, et al, Lessor, and D. L. Ray, Inc., Lessee, recorded in Volume 419, Page 327, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 43, Block 29, T- 1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

43)           Oil and Gas Lease dated February 22, 1988, between Janet W. Underwood, et al, Lessor, and D. L. Ray, Inc., Lessee, recorded in Volume 612, Page 72, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 43, Block 29, T- 1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

44)           Oil and Gas Lease dated May 27, 1992, between Missouri Pacific RR Co., Lessor, and D. L. Ray, Inc., Lessee, recorded in Volume              , Page            , Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 43, Block 29, T- 1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

45)           Oil and Gas Lease dated November 25 1987, between Robert F. Westbrook et al, Lessor, and D. L. Ray, Inc., Lessee, recorded in Volume 611, Page 654, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 43, Block 29, T- 1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

46)           Oil and Gas Lease dated November 25, 1987, between Melinda Lou T. Hinds et al, Lessor, and D. L. Ray, Inc., Lessee, recorded in Volume 419, Page 19, Deed Records of Howard County, Texas, covering all of the Northwest Quarter (NW/4) of Section 43, Block 29, T-1-N, T&P RR Co. Survey, Howard and Mitchell Counties, Texas.

OLIVER BROWN

(WARD COUNTY, TEXAS and WINKLER COUNTY, TEXAS)

George Sealy “47” Lease

Oil & Gas Lease dated November 1, 1990, between NCNB Texas National Bank, Trustee as Lessor, and W. Glenn Shedd as Lessee, recorded in Volume 399, Page 506, Deed Records, Winkler County, Texas.

Ida Hendrick “A” Lease

Oil & Gas Lease dated March 27, 1925 between Ida Hendrick and husband, T. G. Hendrick as Lessor and J. W. Grant as Lessee, recorded in Book 1, Page 290, Oil & Gas Records, Winkler County, Texas.

Tobe Morton 16 Lease

Oil & Gas Lease dated August 13, 1925, between Tobe Morton and wife, Nevada O. Morton, as Lessor, and T. B. Cranfill, as Lessee, recorded in Volume 1, Page 153, Oil & Gas Records and rerecorded Volume 1, Page 278, Oil & Gas Records, Winkler County, Texas

Arco Cummins “A” Lease

Oil & Gas Lease dated February 15, 1926, between Lum Daugherty as Lessor and L. C. Turman and J. C. Maxwell, as Lessee, recorded in Volume 1, Page 232, Oil & Gas Records, Winkler County, Texas.

Hendrick Lease

Oil & Gas Lease dated March 27, 1925, between T. G. Hendrick as Lessor and J.W. Grant as Lessee, recorded in Volume 1, Page 143, Oil & Gas Records, Winkler County, Texas.

O. Clapp Lease

Oil & Gas Lease dated October 12, 1926 between Oscar Clapp as Lessor and Gulf Oil Corporation as Lessee, recorded in Book 1, Page 374, Oil & Gas Records, Winkler County, Texas.

Duval Royalty

Oil & Gas Lease dated May 7, 1936 between Duval Royalty Company as Lessor and Wahlenmaier Petroleum Corporation as Lessee, recorded in Volume 54, Page 103, Deed Records, Winkler County, Texas.

Ray Clapp Lease

Oil & Gas Lease dated April 29, 1936 between Ray Clapp and wife, Pauline Clapp as Lessor and Wahlenmaier Petroleum Corporation as Lessee, recorded in Volume 54, Page 82, Deed Records, Winkler County, Texas.

Thornberry #2W

Oil & Gas Lease dated April 23, 1936 between R.C. Thornberry and wife, Theena Thornberry as Lessors and Wahlenmaier Petroleum Corporation as Lessee, recorded in Volume 54, Page 233, Deed Records, Winkler County, Texas.

Cummins Lease

Oil & Gas Lease dated 2/15/26 between Lum Daugherty as Lessor and L. C. Turman, as Lessee, recorded in Volume 1, Page 232, Oil & Gas Records, Winkler County, Texas.

Sun-Walton Lease

Oil & Gas Lease dated 11/30/25 between J. B. Walton as Lessor and Sun Oil Company, as Lessee, recorded in Book 1, Page 200, Oil & Gas Records, Winkler County, Texas.

J. B. Walton #6

Oil & Gas Lease dated November 30, 1925, between J. B. Walton as Lessor and Sun Oil Company as Lessee, recorded in Volume 1, Page 200, Oil & Gas Records, Winkler County, Texas.

J.F. Howe “A”

Oil & Gas Lease dated October 25, 1925 between J. F. Howe as Lessor and W. A. Priest and W. E. Baird, Jr., as Lessee, recorded in Volume 1, Pages 165, Lease Records, Winkler County, Texas.

J.F. Howe “B”

Oil & Gas Lease dated October 25, 1925 between J. F. Howe as Lessor and W. A. Priest and W. E. Baird, Jr., as Lessee, recorded in Volume 1, Pages 165, Lease Records, Winkler County, Texas.

Howe “A”

Oil & Gas Lease dated October 25, 1925 between J. F. Howe as Lessor and W. A. Priest and W. E. Baird, Jr., as Lessee, recorded in Volume 1, Pages 165, Lease Records, Winkler County, Texas.

Howe “B”

Oil & Gas Lease dated October 25, 1925 between J. F. Howe as Lessor and W. A. Priest and W. E. Baird, Jr., as Lessee, recorded in Volume 1, Pages 165, Lease Records, Winkler County, Texas.

Howe “C”

Oil & Gas Lease dated October 25, 1925 between J. F. Howe as Lessor and W. A. Priest and W. E. Baird, Jr., as Lessee, recorded in Volume 1, Pages 165, Lease Records, Winkler County, Texas.

Fernandes Ranch

Oil & Gas Lease dated 3/6/81 R.C. Waddell, et al, as Lessor and Peter Gill, as Lessee, recorded in Volume 313, page 372, Deed Records, Winkler County, Texas.

Oil & Gas Lease dated 3/6/81 between Amon G. Carter Foundation, Individually and as Agent for the State of Texas as Lessor and Peter Gill, as Lessee, recorded in Volume 314, Page 249, Deed Records, Winkler County, Texas.

Fernandes 20-1 SWD

That certain SWD Well located 621 feet from the north line and 789 feet from the west line of Section 20, Block B-2, PSL, Winkler County, Texas, as set out in that certain Salt Water Disposal Agreement dated March 21, 1985 between Tiburon Petroleum Corp., and Point Petroleum Corporation.

Hendrick Murko “H”

Oil & Gas Lease dated March 27, 1925 between Ida Hendrick and husband, T.G. Hendrick as Lessors and J.W. Grant as Lessee, recorded in Volume 1, Pages 290, Records, Winkler County,

Hendrick “C”

Hendrick “C” Lease, described as Tracts 81, 82, 111, and 112, Westbrook and Company Survey, in Section 33, Block 26, PSL, Winkler County, Texas, being the Southeast Quarter Southwest Quarter Southwest Quarter (SE/4 SW/4 SW/4) and the Southwest Quarter Southeast Quarter

Southwest Quarter (SW/4 SE/4 SW/4) of Section 33, Block 26 PSL, Winkler County, Texas, from the surface to a depth of 3,250 feet.

Westbrook Lease

Oil & Gas Lease dated February 15, 1926, between Lum Daugherty, as Lessor, and L.C. Turman and J.T. Maxwell, as Lessees, recorded in Volume 1, Page 232, Oil & Gas Records, Winkler County, Texas.

EADO

(WINKLER COUNTY, TEXAS)

O. Clapp “A”

Oil & Gas Lease dated November 15, 1926, by and between Oscar Clapp as Lessor to Pure Oil Company, as Lessee, recorded in Volume 1, Page 382 of the Oil & Gas Records, Winkler County, Texas.

McCutchen Lease

Oil & Gas Lease dated May 12, 1926, by and between Wm. A McCutchen and Evelyn McCutchen as Lessors to W.A. Priest and W.E. Baird, Jr., as Lessees, recorded in Volume 1, Page 292 of the Oil & Gas Records, Winkler County, Texas.

Hendrick “B” Lease

Oil & Gas Lease dated April 20, 1926, by and between T.G. Hendrick and wife, Ida Hendrick, as Lessors to J.D. Collett., as Lessee, recorded in Volume 1, Page 245 of the Oil & Gas Records, Winkler County, Texas.

Tobe Morton Lease (Well # 1, 2, 4, 5 & 6D)

Oil & Gas Lease dated August 13, 1925, by and between Tobe Morton and wife, Nevada O. Morton, as Lessors to T.B. Cranfill, as Lessee, recorded in Volume 1, Page 153, rerecorded in Volume 1, Page 278 of the Oil & Gas Records, Winkler County, Texas.

Hendrick “A” Lease

Oil & Gas Lease dated March 27, 1925, by and between Ida Hendrick and husband, T.G. Hendrick, as Lessors to J.W. Grant., as Lessee, recorded in Volume 1, Page 290 of the Oil & Gas Records, Winkler County, Texas.

Hendricks Lease

Oil & Gas Lease dated March 27, 1925, by and between Ida Hendrick; Lessee, as Lessors to J.W. Grant, as Lessee, recorded in Volume 1, Page 144 of the Oil & Gas Records, Winkler County, Texas.

Morton Lease

Oil & Gas Lease dated March 27, 1925, by and between Ida Hendrick; Lessee, as Lessors to J.W. Grant, as Lessee, recorded in Volume 1, Page 144 of the Oil & Gas Records, Winkler County, Texas.

McCurdy McCutchen Lease

Oil & Gas Lease dated May 12, 1926, by and between Wm. A McCutchen and Evelyn McCutchen as Lessors to W.A. Priest and W.E. Baird, Jr., as Lessees, recorded in Volume 1, Page 292 of the Oil & Gas Records, Winkler County, Texas.

THREE SPAN

(WINKLER COUNTY, TEXAS)

CENTRAL STATE BANK LEASE

1)      Oil and Gas Lease dated April 12, 1926 from Central State Bank to Marland Oil Company of Texas, recorded in Volume 1, Page 292 of the Lease Records of Winkler County, Texas.

CLAPP LEASE

2)      Oil and Gas Lease dated April 29, 1936 from Ray Clapp and wife, Pauline Clapp, to Wahlenmaier Petroleum Corporation, recorded in Volume 54, Page 82 of the Deed Records of Winkler County, Texas.

COLBY LEASE

3)      Oil and Gas Grant dated August 7, 1926 from N. R. Colby, D. E. Taft, R. R. Massey and Southland Royalty Company to M. D. Bryant, recorded in Volume 1, Page 384 of the Lease Records of Winkler County, Texas.

4)      Oil and Gas Lease dated June 7, 1960 from Socony Mobil Oil Company, Inc. to Ralph C. Hart and George L. Buckles, recorded in Volume 165, Page 283 of the Deed Records of Winkler County, Texas.

CONTINENTAL-HALLEY LEASE

5)      Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

CRENSHAW LEASE

6)      Oil and Gas Lease dated April 6, 1936 from Charles C. Crenshaw and wife, Luella F. Crenshaw, and Fern Cone, a feme sole, to Wahlenmaier Petroleum Corporation, recorded in Volume 54, Page 260 of the Deed Records of Winkler County, Texas.

DESPAIN-HALLEY LEASE

7)     Oil and Gas Lease dated March 11, 1935 from S. M. Halley and wife, Jessie Halley, to F. W. Estill, recorded in Volume 43, Page 588 of the Deed Records of Winkler County, Texas.

DRANE LEASE

8)     Oil and Gas Lease dated June 13, 1936 from J. A. Drane, Individually and as Trustee, to Wahlenmaier Petroleum Corporation, recorded in Volume 54, Page 404 of the Deed Records of Winkler County, Texas.

ESTILL-HALLEY LEASE

9)     Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

10)   Oil and Gas Lease dated March 11, 1935 from S. M. Halley and wife, Jessie Halley, to F. W. Estill, recorded in Volume 43, Page 588 of the Deed Records of Winkler County, Texas.

HALLEY -C- LEASE

11)   Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

HALLEY -D- LEASE

12)   Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

IVERSON-COWDEN LEASE

13)   Oil and Gas Lease dated October 18, 1924 from E. W. Cowden and wife, Eva Cowden, to J. W. Grant, recorded in Volume 1, Page 132 of the Lease Records of Winkler County, Texas.

NANCE LEASE

14)   Oil, Gas and Mineral Lease dated June 2, 1957 from Hollis E. Nance and wife, Nova Nance to Martha N. Jackson, recorded in Volume 128, Page 399 of the Deed Records of Winkler County, Texas.

S. M. HALLEY -A- LEASE

15)   Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

16)   Oil and Gas Lease dated March 11, 1935 from S. M. Halley and wife, Jessie Halley, to F. W. Estill, recorded in Volume 43, Page 588 of the Deed Records of Winkler County, Texas.

S. M. HALLEY LEASE

17)   Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

18)   Oil and Gas Lease dated March 11, 1935 from S. M. Halley and wife, Jessie Halley, to F. W. Estill, recorded in Volume 43, Page 588 of the Deed Records of Winkler County, Texas.

THOMPSON-COWDEN LEASE

19)   Oil and Gas Lease dated October 18, 1924 from E. W. Cowden and wife, Eva Cowden, to J. W. Grant, recorded in Volume 1, Page 132 of the Lease Records of Winkler County, Texas.

VADEN LEASE

20)   Oil, Gas and Mineral Lease dated April 2, 1936 from Frank S. Vaden, Jr. to Wahlenmaier Petroleum Corporation, recorded in Volume 53, Page 493 of the Lease Records of Winkler County, Texas.

WOODLEY-HALLEY LEASE

21)   Oil and Gas Lease dated July 14, 1925 from S. M. Halley and wife, Jessie Halley, to J. W. Grant, recorded in Volume 1, Page 149 of the Lease Records of Winkler County, Texas.

AMERADA SCARBOROUGH LEASE

22)   Oil and Gas Lease dated October 14, 1925 from W. F. Scarborough and wife, Kara E. Scarborough, to W. T. Lewis, recorded in Volume 1, Page 176 of the Lease Records of Winkler County, Texas.

W. F. SCARBOROUGH LEASE

23)   Oil and Gas Lease dated October 14, 1925 from W. F. Scarborough and wife, Kara E. Scarborough, to W. T. Lewis, recorded in Volume 1, Page 176 of the Lease Records of Winkler County, Texas.

LINEBERRY LEASE

Those certain oil and gas leases described in the following instruments to which reference is here made for all purposes, including a more complete description of those oil and gas leases and the lands they cover:

Partial Assignment of Oil and Gas Leases dated September 23, 1983, and recorded in Volume 335, Pages 423 et seq. of the Deed Records of Winkler County, Texas, from Rickey Smith, as Assignor, and Herschel Wortham, as Assignee.

Partial Assignment of Oil and Gas Leases dated September 23, 1983, and recorded in Volume 335, Pages 427 et seq. of the Deed Records of Winkler County, Texas, from Rickey Smith, as Assignor, and Herschel Wortham, as Assignee.

TOWN LOTS

Lots 5, 6, 7 and the North 5 feet of Lot 8, Block 14, Original Town of Kermit, an addition to the City of Kermit, Winkler County, Texas.

KAYSER

(ECTOR COUNTY, TEXAS)

KAYSER TRACT

KAYSER LEASE:

Oil & Gas Lease dated October 7, 1940, by and between Eva Kayser and husband, John Kayser, Lessors to Cities Service Oil-Company, as Lessee, recorded in Volume 66, Page 613 of the Deed Records, Ector County, Texas.

HOBBIE #1 LEASE

Oil & Gas Lease dated October 7, 1940, by and between Velma Clark Hobbie and husband W.E. Hobbie, Lessors to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 619 of the Deed Records, Ector County, Texas.

GRANGE LEASE

Oil & Gas Lease dated October 7, 1940, by and between Pearl H. Grange and husband, Arthur H. Grange; Glenn D. Addis and wife, Kate Addis; Earl R. Addis and wife, Maude Addis; and Orville J. Addis and wife, Ada Addis, Lessors to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 627 of the Deed Records, Ector County, Texas

BOYD LEASE

Oil & Gas Lease dated October 7, 1940, by and between Lois Pauline Boyd, Lessor to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 611 of the Deed Records, Ector County, Texas.

MCURDY LEASE

Oil & Gas Lease dated October 7, 1940, by and between E. J. McCurdy, Jr. and wife, Mrs. E. J. McCurdy, Jr.; S. H. Casteel; and West Texas Production Company, Lessors to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 623 of the Deed Records, Ector County, Texas.

DEARMOND LEASE

Oil & Gas Lease dated October 7, 1940, by and between J. M. DeArmond and wife, Norma DeArmond, Lessors to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 608 of the Deed Records, Ector County, Texas.

DUNAWAY LEASE

Oil & Gas Lease dated October 7, 1940, by and between Elizabeth Ann Dunaway; Lillian Kunze and husband, Ervin Kunze; and the Heirs of George W. Dunaway, deceased, Lessors to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 616 of the Deed Records, Ector County, Texas.

HOBBIE #2 LEASE

Oil & Gas Lease dated October 7, 1940, by and between Velma Clark Hobbie and husband W.E. Hobbie, Lessors to Cities Service Oil Company, as Lessee, recorded in Volume 66, Page 619 of the Deed Records, Ector County, Texas.

THE MARTIN TRACT

Oil & Gas Lease dated February 20, 1932, by and between Thomas J. Martin and wife, Lela Martin; James Power and wife, Frieda Power; Frank Power and wife, Tillie Power; Lillie Power Hermance Corbin and husband William E. Corbin; Charles L. Power, Individually; Chester Power, an unmarried man; Myrtle Power Corkins and husband Austin M. Corkins, acting by and through their duly authorized Attorney-in-Fact, Charles L. Power; and R.L. York, Individually as Lessors to J.L. Green, as Lessee, recorded in Volume 36, Page 1 of the Deed Records, Ector County, Texas.

THE ADDIS TRACT

Oil and Gas Lease dated May 20, 1931, by and between Frank V. Addis and Nancy Margaret Addis, Executor and Executrix of the Estate of Daniel O. Addis, Deceased; and Nancy Margaret Addis, individually as Lessors, and John Kayser and Fred Turner, Jr. as Lessees, recorded in Volume 35, Page 451, Deed Records, Ector County, Texas.

EXHIBIT 1.1.1 - PART B

Subject Leases	OIL Net Revenue Interest (“NRI”)	GAS Net Revenue Interest (“NRI”)	Working Interest (“WI”)
9L	0.83500000	0.83500000	1.00000000
BTBN	0.39843750	0.39843750	0.50000000
EADO
Clapp	0.80140620	0.80140620	1.00000000
Hendrick A	0.79500000	0.79500000	1.00000000
Hendrick B	0.69125000	0.69125000	1.00000000
Hendricks	0.79750000	0.79750000	1.00000000
McCurdy-McCutchen	0.72500000	0.72500000	1.00000000
McCutchen	0.84981831	0.84981831	1.00000000
Morton	0.77796900	0.77796900	1.00000000
Tobe Morton	0.76000000	0.76000000	1.00000000
Edwards Grayburg	0.80331000	0.80331000	1.00000000
Grand Clearfork	0.75279174	0.75279174	1.00000000
Iatan North
Foster WL A	0.71749805	0.71749805	0.96000000
Foster WL B	0.71749805	0.71749805	0.96000000
Read A	0.69678672	0.69678672	0.96000000
Read B	0.71784931	0.71784931	0.96000000
Read WR	0.71749805	0.71749805	0.96000000
Jordan San Andres	0.79094059	0.79094059	1.00000000
Kayser	0.80750000	0.80750000	1.00000000
McElroy
State NY	0.74000000	0.74000000	1.00000000
State NZ	0.76500000	0.76500000	1.00000000
University B	0.84000000	0.84000000	1.00000000

1

Subject Leases	OIL Net Revenue Interest (“NRI”)	GAS Net Revenue Interest (“NRI”)	Working Interest (“WI”)
Oliver Brown
Arco-Cummins	0.68500000	0.68500000	1.00000000
O Clapp	0.86000000	0.86000000	1.00000000
Ray Clapp	0.73500000	0.73500000	1.00000000
Cummins	0.73499980	0.73499980	1.00000000
Duval Royalty	0.73500000	0.73500000	1.00000000
Fernandes Ranch	0.73500000	0.73500000	1.00000000
George Sealy	0.73500000	0.73500000	1.00000000
Howe A	0.73500000	0.73500000	1.00000000
Howe B	0.78593700	0.78593700	1.00000000
Howe C	0.78593700	0.78593700	1.00000000
Howe JF A	0.78500000	0.78500000	1.00000000
Howe JF B	0.78500000	0.78500000	1.00000000
Ida Hendricks A	0.75062500	0.75062500	1.00000000
Murko H	0.74774610	0.74774610	1.00000000
Sun Walton	0.75062670	0.75062670	1.00000000
Thornberry	0.75000000	0.75000000	1.00000000
Tobe Morton 16	0.77500000	0.77500000	1.00000000
Walton JB	0.73500000	0.73500000	1.00000000
Westbrook	0.73500000	0.73500000	1.00000000
Three Span
Amerada Scarborough	0.74750000	0.74750000	1.00000000
Central State Bank	0.68500000	0.68500000	1.00000000
Clapp	0.81000000	0.81000000	1.00000000
Colby	0.73968751	0.73968751	1.00000000
Continental Halley	0.74750080	0.74750080	1.00000000
Crenshaw	0.81000000	0.81000000	1.00000000

2

Subject Leases	OIL Net Revenue Interest (“NRI”)	GAS Net Revenue Interest (“NRI”)	Working Interest (“WI”)
Despain Halley	0.75531249	0.75531249	1.00000000
Drane	0.81000000	0.81000000	1.00000000
Estill Halley	0.75140000	0.75140000	1.00000000
Halley A	0.73650000	0.73650000	1.00000000
Halley C	0.79906249	0.79906249	1.00000000
Halley SM	0.73656249	0.73656249	1.00000000
Iverson-Cowden	0.74750000	0.74750000	1.00000000
Lineberry	0.79246088	0.79246088	1.00000000
Nance	0.68500000	0.68500000	1.00000000
Scarborough WF	0.74750000	0.74750000	1.00000000
Thompson- Cowden	0.74750000	0.74750000	1.00000000
Woodley Halley	0.74750070	0.74750070	1.00000000
Vaden	0.81000000	0.81000000	1.00000000
Cooper Jal	0.58332679	0.55551362	0.72467155

3

EXHIBIT 1.1.1 - PART B

ALLOCATED VALUES

PROPERTY	ALLOCATED VALUE
Cooper Jal Unit	$38,636,000
Penwell
McElroy
State NY	$19,000
State NZ	$4,378,000
University B	$635,000
Jordan San Andres Unit	$16,578,000
Edward Grayburg Unit	$3,994,000
latan North
Foster A	$30,000
Foster B	$743,000
Read A	$32,000
Read B	$79,000
Read C	$—
Willard R. Read	$32,000
9L	$1,128,000
BTBN	$27,000
Grand Clearfork Unit	$6,561,000
Eva Kayser Tract	$1,761,000
Kermit
EADO
Clapp	$19,000
Oscar A. Clapp	$565,000
Hendrick A	$—
Hendrick B	$240,000
Hendrick C	$—
Hendrick	$—
Hendricks	$—
McCutchen	$1.547,000
McCurdy-McCutchen	$—
Morton	$—
Tobe Morton	$408,000
Oliver Brown
Arco Cummins A	$682,000
O. Clapp	$1,816,000
Ray Clapp	$18,000
Cummins	$34,000
Duval Royalty	$568,000
Fernandes Ranch	$17,000
George Sealy	$262,000
Howe A	$425,000

PROPERTY	ALLOCATED VALUE
Howe B	$7,000
Howe C	$382,000
J F Howe A	$329,000
J F Howe B	$151,000
Ida Hendrick A	$226,000
Hendrick Murko H	$681,000
Sun-Walton	$610,000
Tobe Morton 16	$—
Thornberry	$11,000
J B Walton	$6,000
Westbrook	$39,000
Three Span
Amerada Scarborough	$26,000
Central State Bank	$81,000
Colby	$750,000
Continental-Halley	$6,000
Crenshaw	$48,000
Despain-Halley	$389,000
Drane	$216,000
Estill-Halley	$30,000
Halley C	$36,000
Halley D	$—
Lineberry	$2,000
S M Halley A	$27,000
Iverson-Cowden	$603,000
S M Halley	$510,000
Nance	$6,000
W F Scarborough	$22,000
Thompson-Cowden	$339,000
Woodley-Halley	$520,000
Vaden	$213,000

TOTAL:	$87,500,000

EXHIBIT 1.1.1 - PART C

1.               Conveyance of Net Profits Overriding Royalty Interest, executed by (i) Working Interest Owner: SDG Resources, L.P.; and Royalty Owner: MTGLQ Investors, L.P., dated October 19, 2004.

JURISDICTION	RECORDING DATA

NEW MEXICO

Eddy County, New Mexico	Document #0412761 Book 571, Page 0459 Recorded October 28, 2004

Lea County, New Mexico	Document #63758 Book 1338, Page 256 Recorded October 29, 2004

TEXAS

Crane County, Texas	Document #0085147 Vol. 0462, Page 292 Recorded October 28, 2004

Ector County, Texas	Document #00016220 Book OR, Vol. 1881, Page 381 Recorded October 28, 2004

Howard County, Texas	Document #0005494 Book OR, Vol. 951, Page 296 Recorded October 28, 2004

Mitchell County, Texas	Document #1611 Book 04 1611, Vol. 706, Page 825 Recorded October 28, 2004

Pecos County, Texas	Document #85974 Vol. 756, Page 651 Recorded October 28, 2004

Tom Green County, Texas	Document #580109 Vol. 1153, Page 179 Recorded October 28, 2004

Ward County, Texas	Document #2238 Vol. 761, Page 294 Recorded October 28, 2004

Winkler County. Texas	Document #B76402 Vol. 517, Page 509 Recorded October 29, 2004

1

2.               Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated October 19, 2004 from SDG Resources, L.P. in favor of Kurt A. Talbot, Trustee and J. Aron & Company, as Agent

JURISDICTION	RECORDING DATA

NEW MEXICO

Eddy County, New Mexico	Document #0412762 Book 571, Page 0543 Recorded October 28, 2004

Lea County, New Mexico	Document #63759 Book 1338, Page 340 Recorded October 29, 2004

TEXAS

Crane County, Texas	Document #0085148 Vol. 0462, Page 376 Recorded October 28, 2004

Ector County, Texas	Document #00016221 Book OR, Vol. 1881, Page 466 Recorded October 28, 2004

Howard County, Texas	Document #00005495 Book OR, Vol. 951, Page 380 Recorded October 28, 2004

Mitchell County, Texas	Document #1612 Book 04 1612, Vol. 706, Page 909 Recorded October 28, 2004

Pecos County, Texas	Document #85975 Vol. 335, Page 578 Recorded October 28, 2004

Tom Green County, Texas	Document #580110 Vol. 1153, Page 263 Recorded October 28, 2004

Ward County, Texas	Document #2239 Vol. 761, Page 378 Recorded October 28, 2004

Winkler County, Texas	Document #B76403 Vol. 517, Page 593 Recorded October 29, 2004

2

UCC-1 Financing Statement naming Company as Debtor and Administrative Agent as Secured Party covering all assets of Company

Jurisdiction	Recording Data
Texas Secretary of State	Initial Filing NO.: 04-0086482628
Filing Date: October 27, 2004

3

3.                                      Financing Documents for Innovative Oil & Gas Development and Trading Company, Inc.

A.

Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated December 17, 2001, recorded in Lea County, New Mexico on December 21, 2001 as Document Number 15709, Book 1120, Page 441, and Financing Statement filed with the New Mexico Secretary of State on December 26, 2001, Document Number 2001122604728.

B.

Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 11, 2003, recorded in Lea County, New Mexico on March 18, 2003 as Reception Number 000035458, Book 1212, Page 591.

C.

Amended and Restated Deed of Trust, Mortgage, Line of Credit Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 29, 2005, recorded in Lea County, New Mexico on April 6, 2005 as Document Number 04151, Book 1366, Page 244, and Financing Statement filed with the New Mexico Secretary of State on April 5, 2005 as File Number 20050006003H.

D.	Secretary of State	Recording Information

	New Mexico	Filed April 5, 2005

File NO. 20050006003H

4

EXHIBIT 1.1.4

SURFACE CONTRACTS

Contract No. 6 - Lease Agreement by and between Rowe Management Corp., as landlord, and SDG Resources, L.P., as tenant, dated December 29, 2004, regarding premises in Odessa, Texas.

Contract No. 10 - Salt Water Disposal Agreement, dated February 17, 2003, by and between Yates Petroleum Corporation, as Operator, and SDG Resources, L.P., as Producer.

Contract No. 11 - Salt Water Disposal Agreement by and between Texaco Exploration and Production, Inc. and SDG Resources, L.P., dated June 8, 2001.

Contract No. 15 - Letter agreement pertaining to the Cooper Jal Unit Battery by and between SDG Resources, L.P., and Lewis B. Burleson, Inc., dated February 24, 2003.

Contract No. 17 - Surface Lease Agreement by and between Deep Wells Ranch, Inc., as Lessor, and SDG Resources, L.P., as Lessee, dated December 9, 2002 and effective October 1, 2002.

Contract No. 27 - Agreement for Surface Use, dated July    2005, by and between Margaret McDonald, as Owner, and SDG Resources, as Operator.

Contract No. 29 - Surface Use Agreement dated March 4, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Lillian Evins, as Surface Owner.

Contract No. 30 - Surface Use Agreement dated September 30, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Robert F. Addis, as Surface Owner.

Contract No. 31 - Surface Use Agreement dated March 5, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Margaret Allene West, as Surface Owner.

Contract No. 32 - Surface Use Agreement dated February 19, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Dale V. Addis, as Surface Owner.

Contract No. 33 - Surface Use Agreement dated February 23, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Lillian K. Meadows, as Surface Owner.

Contract No. 34 - Surface Use Agreement dated February 24, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and John C. Addis, as Surface Owner.

Contract No. 35 - Surface Use Agreement dated March 1, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Kathryn Hartung, as Surface Owner.

1

Contract No. 37 - Surface Lease Agreement by and between Ludean E. Cantrell, et. al, and Louis Q. Thomas, as Lessors, and SDG Resources, L.P., as lessee, dated August 14, 2002.

Contract No. 38 - Letter agreement dated February 16, 1983, by and between Gelty Oil Company, as lessor, and Exxon Company, U.S.A., as lessee.

Contract No. 40 - Lease Line Well Agreement dated March 10, 1976 between Reserve Oil and Gas Company, as Unit Operator of the Cooper Jal Unit, and Skelly Oil Company , as Operator of the Myers Langlie-Mattix Unit.

Contract No. 47 - Disposal Agreement dated May 20, 1999 by and between IBEX, as Leasehold Owner and James D. Addis, as Surface Owner

Contract No. 48 - Disposal Agreement dated May 15, 1999 by and between IBEX, as Leasehold Owner and Marilyn M. Nuenfeldt, as Surface Owner

Contract No. 49 - Disposal Agreement dated June 24, 1999 by and between IBEX, as Leasehold Owner and John J. Addis, as Surface Owner

Contract No. 50 - Disposal Agreement dated June 21, 1999 by and between IBEX, as Leasehold Owner and Mark Addis, etal, as Surface Owner

Contract No. 62 - Surface Use Agreement dated January 9, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Frank R. Addis Il, as Surface Owner.

Contract No. 63 - Surface Use Agreement dated January 12, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Sharon Ann Barth, as Surface Owner.

Contract No. 64 - Surface Use Agreement dated January 15, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Mary L. Sorensen, as Surface Owner.

Contract No. 65 - Disposal Agreement dated May 13, 1999, by and between IBEX Resources V, L.P., as Operator, and John C. Addis, as Owner.

Contract No. 66 - Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Sharon Ann Barth, as Owner.

Contract No. 67 - Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Frank R. Addis Il, as Owner.

Contract No. 68 - Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Mary L. Sorensen, as Owner.

Contract No. 69 - Disposal Agreement dated June 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Lillian K. Meadows, as Owner.

2

Contract No. 70 - Disposal Agreement dated May 20, 1999, by and between IBEX Resources V, L.P., as Operator, and James D. Addis, as Owner.

Contract No. 71 - Disposal Agreement dated May 15, 1999, by and between IBEX Resources V, L.P., as Operator, and Marilyn M. Neuenfeldt, as Owner.

Contract No. 72 - Disposal Agreement dated June 21, 1999, by and between IBEX Resources V, L.P., as Operator, and Mark D. Addis ETAL, as Owner.

Contract No. 73 - Disposal Agreement dated June 24, 1999, by and between IBEX Resources V, L.P., as Operator, and John J. Addis, as Owner.

3

EXHIBIT 1.1.8

PERMITS

NEW MEXICO:

•                                          Administrative Order DHC-3403 from the New Mexico Energy, Minerals and Natural Resources Department, to SDG Resources, L.P. regarding Cooper Jal Unit #403, API No. 30-025-32296, Unit 4, Section 19, Township 24S, Range 37E, NMPM, Lea County, New Mexico.

•                                          The following Approvals of Request for Allowable and Authorization to Transport from the State of New Mexico Energy, Minerals, and Natural Resources Department, Oil Conservation Division:

•                  Dated May 29, 2002 with respect to Cooper Jal Unit, Well Number 411, Pool Code 33820, located in UL/Lot J, Section 24, Township 24S, Range 36E, Lea County, New Mexico;

•                  Dated September 19, 1995 with respect to Cooper Jal Unit, Well Number 412, Pool Code 37240, located in UL/Lot P, Section 24, Township 24-S, Range 36-E, Lea County, New Mexico; and

•                  Dated November 16, 2004 with respect to Cooper Jal Unit, Well Number 410, Pool Code 37240, located in UL/Lot P, Section 24, Township 24-S, Range 36-E, Lea County, New Mexico.

•                                          The following Approvals of Application for Exception to Rule 303-A of the Division Rules and Regulations for Permission to Commingle Production from the State of New Mexico Energy, Minerals and Natural Resources Department, Oil Conservation Division:

•                  Dated September 17, 2003 with respect to Cooper Jal Unit Well Number 102, located in UL/Lot B, Section 18, Township 24-S, Range 37-E, Lea County, New Mexico;

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 104, located in UL/Lot E, Section 18, Township 24-S, Range 37-E, Lea County, New Mexico;

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 105, located in UL/Lot F, Section 18, Township 24-S, Range 37-E, Lea County, New Mexico;

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 114, located in UL/Lot O, Section 13. Township 24-S, Range 36-E, Lea County, New Mexico;

1

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 119, located in UL/Lot P, Section 18, Township 24-S, Range 37-E, Lea County, New Mexico;

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 229, located in UL/Lot E, Section 25, Township 24-S, Range 36-E, Lea County, New Mexico;

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 420, located in UL/Lot G, Section 24, Township 24-S, Range 36-E, Lea County, New Mexico;

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 103, located in UL/Lot A, Section 18, Township 24-S, Range 37-E, Lea County, New Mexico; and

•                  Dated November 21, 2002 with respect to Cooper Jal Unit Well Number 102, located in UL/Lot B, Section 18, Township 24-S, Range 37-E, Lea County, New Mexico.

TEXAS:

•                                          Permit To Maintain and Use a Pit, dated April 11, 1985 (Pit Permit No. P003743) issued by State of Texas Railroad Commission Oil and Gas Division, that allows the operator to maintain and use an emergency saltwater storage pit (lined) with respect to the Crenshaw Lease.

2

DISCLOSURE EXHIBIT

This document represents the disclosure exhibits (“Disclosure Exhibit”) of SDG Resources, L.P., Innovative Oil & Gas Development and Trading Company, Inc., and Arkios Partners, L.P. (collectively, “Sellers”) and is furnished by Sellers pursuant to the Agreement for Purchase and Sale dated March 10, 2006 by and among Sellers and Resaca Exploitation, LP, a Delaware limited partnership (the “Agreement”), concurrently with the execution thereof.

This Disclosure Exhibit and the use of any item or information set forth in this Disclosure Exhibit is subject to the Agreement. This Disclosure Exhibit (including each of the attached schedules and exhibits) is qualified in its entirety by reference to specific provisions of the Agreement, and nothing herein is intended to constitute, and shall not be construed as constituting, representations or warranties of Sellers except to the extent expressly provided in the Agreement. The information disclosed in this Disclosure Exhibit is intended to relate to and qualify the representations, warranties and covenants made by Sellers in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Nothing in this Disclosure Exhibit constitutes an admission of any liability or obligation of Sellers to any third party, nor an admission to any third party against the interest of Sellers.

The disclosure of a particular matter or item of information in this Disclosure Exhibit is not an admission by Sellers that the disclosure is required to be made under the terms of any provision contained in the Agreement. Certain matters listed in this Disclosure Exhibit are for informational purposes only; these matters are not required to be listed in this Disclosure Exhibit by the terms of the Agreement because they do not rise above applicable materiality thresholds or for other reasons. Inclusion of information in this Disclosure Exhibit is not an admission that the information is material to the ability of Sellers to consummate the transactions contemplated by the Agreement.

Except as set forth in this document, capitalized terms that are not defined in this Disclosure Exhibit have the meanings given such terms in the Agreement. Terms defined in this Disclosure Exhibit shall have the meanings given such terms throughout this Disclosure Exhibit.

Capitalized terms not defined in the Agreement or in this Disclosure Exhibit have the meanings assigned such terms in the agreements or documents such terms are being used to describe.

SCHEDULE 3.6

MATERIAL CONTRACTS

1.                                       Credit Agreement (and related documents), dated October 19, 2004, by and between SDG Resources, L.P., various lenders from time to time party thereto, J. Aron & Company, as lead arranger and syndication agent, and J. Aron & Company, as administrative agent

2.                                       Credit Agreement and Related Documents dated December 17, 2001, as amended from time to time, by land between Innovative Oil and Gas Development and Trading Company, Inc., as Borrower, Texas Capital Bank, N.A., as Agent, and certain financial institutions, as Lenders.

3.                                       Management Services Agreement, dated December 18, 2001, by and between SDG Resources, L.P. and Innovative Oil and Gas Development and Trading Company, Inc.

4.                                       Management Services Agreement, dated December 22, 2003, by and between SDG Resources, L.P. and Arkios Partners, L.P.

5.                                       [INTENTIONALLY OMITTED]

6.                                       Lease Agreement by and between Rowe Management Corp., as landlord, and SDG Resources, L.P., as tenant, dated December 29, 2004, regarding premises in Odessa, Texas.

7.                                       Unit Operating Agreement Cooper Jal Unit Lea County, New Mexico, filed for record September 30, 1970, by and between various parties including, without limitation, Reserve Oil and Gas Company.

8.                                       Unit Agreement for the Development and Operation of Cooper Jal Unit Lea County, New Mexico, dated January 15, 1970, by and between the parties including, without limitation, Reserve Oil and Gas Company.

9.                                       Change in Unit Operator by Assignment dated January 15, 2002, by and between Texaco Exploration and Production Inc. and SDG Resources L.P.

10.                                 Salt Water Disposal Agreement, dated February 17, 2003, by and between Yates Petroleum Corporation, as Operator, and SDG Resources, L.P., as Producer.

11.                                 Salt Water Disposal Agreement by and between Texaco Exploration and Production, Inc. and SDG Resources, L.P., dated June 8, 2001.

12.                                 Water Purchase Agreement dated April 19, 2005, by and between SDG Resources L.P., as Buyer, and OXY USA WTP LP, as Seller.

1

13.                                 Colorado River Municipal Water District Diverted Water Contract dated August 10, 2005, by and between the Colorado River Municipal Water District and SDG Resources, L.P.

14.                                 [INTENTIONALLY OMITTED]

15.                                 Letter agreement pertaining to the Cooper Jal Unit Battery by and between SDG Resources, L.P., and Lewis B. Burleson, Inc., dated February 24, 2003.

16.                                 [INTENTIONALLY OMITTED]

17.                                 Surface Lease Agreement by and between Deep Wells Ranch, Inc., as Lessor, and SDG Resources, L.P., as Lessee, dated December 9, 2002 and effective October 1, 2002.

18.                                 [INTENTIONALLY OMITTED]

19.                                 [INTENTIONALLY OMITTED]

20.                                 [INTENTIONALLY OMITTED].

21.                                 Farmout Agreement dated November 15, 1988, by and between Amoco Production Company, as Farmer, and Tom R. Minihan, as Farmee.

22.                                 Farmout Agreement dated September 7, 1988, by and between OXY USA Inc., as lease owner, and Tom R. Minihan, as operator.

23.                                 Model Form Operating Agreement, effective October 1, 1994, by and between Texaco Exploration and Production Inc., as Operator and Devon Energy Company (Nevada), as Non-Operator.

24.                                 Unit Operating Agreement Edwards Field Grayburg Unit Crane & Ector Counties Texas, dated July 1, 1966, by and between parties including, but not limited to, Apco Oil Corporation.

25.                                 Unit Agreement Edwards Field Grayburg Unit Crane & Ector Counties, Texas, dated as of July 1, 1966, by and between parties including, but not limited to, Apco Oil Corporation.

26.                                 Unit Agreement Grand Clearfork Unit Pecos County, Texas, recorded February 23, 1995 under Clerk’s File No. 42048, by and between parties including, without limitation, Grand Energy, Inc.

27.                                 Agreement for Surface Use dated July     , 2005, by and between Margaret McDonald, as Owner, and SDG Resources, as Operator.

28.                                 [INTENTIONALLY OMITTED]

2

29.                                 Surface Use Agreement dated March 4, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Lillian Evins, as Surface Owner.

30.                                 Surface Use Agreement dated September 30, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Robert F. Addis, as Surface Owner.

31.                                 Surface Use Agreement dated March 5, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Margaret Allene West, as Surface Owner.

32.                                 Surface Use Agreement dated February 19, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Dale V. Addis, as Surface Owner.

33.                                 Surface Use Agreement dated February 23, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Lillian K. Meadows, as Surface Owner.

34.                                 Surface Use Agreement dated February 24, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and John C. Addis, as Surface Owner.

35.                                 Surface Use Agreement dated March 1, 1993, by and between Grand Energy, Inc., as Leasehold Owner, and Kathryn Hartung, as Surface Owner.

36.                                 That certain three-way subtract meter service agreement, dated October 17, 2001, by and between Texas-New Mexico Power Company, BAMA OIL, and SDG Resources, L.P.

37.                                 Surface Lease Agreement by and between Ludean E. Cantrell, et. al. and Louis Q. Thomas, as Lessors, and SDG Resources, L.P., as lessee, dated August 14, 2002.

38.                                 Letter agreement dated February 16, 1983, by and between Getty Oil Company, as lessor, and Exxon Company, U.S.A., as lessee.

39.                                 [INTENTIONALLY OMITTED]

40.                                 Lease Line Well Agreement dated March 10, 1976 between Reserve Oil and Gas Company, as Unit Operator of the Cooper Jal Unit, and Skelly Oil Company, as Operator of the Myers Langlie-Mattix unit.

41.                                 Purchase and Sale Agreement dated November 19, 2001, by and between Texaco Exploration and Production, Inc., as Seller, and SDG Resources, L.P., as Buyer.

3

42.                                 Purchase and Sale Agreement effective June 1, 2001, by and between Curtis E. Gray, Bryan D. Gray, and EADO Production, Inc., as Sellers, and Chevman I, Ltd as Buyer.

43.                                 Purchase and Sale Agreement by and between Bank of America, N.A. Trustee of T. J. and Mary Ray Sivley Trust, as Seller or Assignor, and SDG Resources, dated March 27, 2003.

44.                                 [INTENTIONALLY OMITTED]

45.                                 Purchase and Sale Agreement of Oil and Gas Properties and Related Assets by and between Kathleen V. Lind, as Seller, and SDG Resources, L.P., as Buyer, dated July 1, 2002.

46.                                 Purchase and Sale Agreement by and between JETTA-X2, L.P., as Seller, and SDG Resources, L.P., dated January 31, 2003.

47.                                 Disposal Agreement dated May 20, 1999 by and between IBEX, as Leasehold Owner and James D. Addis, as Surface Owner

48.                                 Disposal Agreement dated May 15, 1999 by and between IBEX, as Leasehold Owner and Marilyn M. Nuenfeldt, as Surface Owner

49.                                 Disposal Agreement dated June 24, 1999 by and between IBEX, as Leasehold Owner and John J. Addis, as Surface Owner

50.                                 Disposal Agreement dated June 21, 1999 by and between IBEX, as Leasehold Owner and Mark Addis, etal, as Surface Owner

51.                                 Gas Purchase Contract dated November 17, 1993 by and between Dune Oil & Gas:Company, as Seller and GPM Gas Corporation, as Buyer

52.                                 Gas Purchase Contract dated May 31, 1994 by and between Dune Oil & Gas, Inc. as Seller and GPM Gas Corporation, as Buyer

53.                                 Gas Purchase Contract dated January 1, 2002 by and between SDG Resources, LP, as Seller and Versado Gas Processors, LLC, as Buyer

54.                                 [INTENTIONALLY OMITTED]

55.                                 Gas Purchase Contract dated January 28, 1993 by and between Texaco Exploration and Production Inc., Seller and GPM Gas Corporation, Buyer

56.                                 Gas Purchase Agreement dated November 1, 2001 by and between SDG Resources, LP, Seller and Sid Richardson Energy Services Co.

57.                                 Gas Purchase Contract dated January 1, 1991 by and between Valley Resources, Inc., Seller and Phillips 66 Natural Gas Company, Buyer

4

58.                                 Casinghead Gas Contract dated November 1, 1990 by and between Osceola Oil and Gas Corporation, Seller and American Central Gas Companies, Inc., Buyer

59.                                 Purchase and Sale Agreement dated March 11, 2003 by and between SDG Resources, LP, Seller and LHT Partners, LP, Buyer

60.                                 Purchase and Sale Agreement dated March 11, 2003 by and between SDG Resources, LP, Seller and Innovative Oil and Gas Development and Trading Company, Inc., Buyer

61.                                 Marketing Agreement No. 03-0105 dated January 29, 2003 and as amended March 25, 2004, by and between Meredith Marketing company and SDG Resources, LP, as amended March 25, 2004

62.                                 Surface Use Agreement dated January 9, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Frank R. Addis Il, as Surface Owner.

63.                                 Surface Use Agreement dated January 12, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Sharon Ann Barth, as Surface Owner.

64.                                 Surface Use Agreement dated January 15, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Mary L. Sorensen, as Surface Owner.

65.                                 Disposal Agreement dated May 13, 1999, by and between IBEX Resources V, L.P., as Operator, and John C. Addis, as Owner.

66.                                 Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Sharon Ann Barth, as Owner.

67.                                 Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Frank R. Addis Il, as Owner.

68.                                 Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Mary L. Sorensen, as Owner.

69.                                 Disposal Agreement dated June 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Lillian K. Meadows, as Owner.

70.                                 Disposal Agreement dated May 20, 1999, by and between IBEX Resources V, L.P., as Operator, and James D. Addis, as Owner.

71.                                 Disposal Agreement dated May 15, 1999, by and between IBEX Resources V, L.P., as Operator, and Marilyn M. Neuenfeldt, as Owner.

5

72.                                 Disposal Agreement dated June 21, 1999, by and between IBEX Resources V, L.P., as Operator, and Mark D. Addis ETAL, as Owner.

73.                                 Disposal Agreement dated June 24, 1999, by and between IBEX Resources V, L.P., as Operator, and John J. Addis, as Owner.

74.                                 Crude Oil Purchase Contract No. 2189-1005 dated October 31, 2005 by and between Meredith Marketing Company and Plains Marketing, L.P.

75.                                 Crude Oil Purchase Contract No. 4659-1004 dated September 28, 2005 by and between SDG Resources, L.P and Plains Marketing, L. P.

76.                                 Crude Oil Purchase Contract No. 4659-1003 dated November 18, 2003 by and between SDG Resources, L. P. and plains Marketing, L. P.

77.                                 Marketing Agreement No. 03-0103 dated January 29, 2003 by and between SDG Resources, L. P. and Meredith Marketing Company

78.                                 Crude Oil Purchase Contract dated February 1, 2003 by an between SDG Resources, L. P. and TEPPCO Crude Oil, L. P. and covering the Eva Kayser Lease

79.                                 Crude Oil Purchase Agreement dated December 9, 2004 by and between SDG Resources, L. P. and Sunoco Partners Marketing & Terminals L. P.

80.                                 Crude Oil Purchase Agreement No. LPS700014 dated February 9, 2004 and amended May 26, 2004 by and between SDG Resources, L. P and Shell Trading (US) Company

81.                                 Crude Oil Purchase Letter dated September 17, 2004 by and between SDG Resources L.P. and Navajo Refining Company

6

EXHIBIT 3.7

LITIGATION AND CLAIMS

1.                                       Luella Fern Howe, et al. v. SDG Resources, L.P., Cause No. 14,731, in the 109th Judicial District Court of Winkler County, Texas. [Plaintiffs allege surface ownership interest in 5 leases in Section 12, Block 26, Public School Land in Winkler County in which SDG owns a 100% working interest. Plaintiffs claim the right to receive certain rental payments and water disposal fees not specified in the lease and seek to compel defendant to bury flow lines on the leases.]

2.                                       John B. Walton. By letter from Timothy J. Mason, attorney at law, dated January 4, 2006, John B. Walton, a surface owner on the Oscar Clapp Lease in Winkler County, Texas, asserts claims against SDG Resources, L.P. (“SDG”) arising from alleged breaches of the lease agreement [Mr. Walton demands that SDG remove certain abandoned equipment, reclaim the surface, pay damages for unauthorized roads and certain flow lines, bury flow lines and pipelines below plough depth, and place new signs with proper Texas Railroad Commission lease names and numbers on all wells. No litigation or arbitration has been initiated. Mr. Walton gives SDG 30 days to respond].

EXHIBIT 3.8

APPROVALS, CONSENTS, NOTIFICATIONS,
FILINGS AND PREFERENTIAL RIGHTS

CONSENTS AND NOTIFICATIONS:

Contract No. 6 - Lease Agreement by and between Rowe Management Corp., as landlord, and SDG Resources, L.P., as tenant, dated December 29, 2004, regarding premises in Odessa, Texas.

Contract No. 11 - Salt Water Disposal Agreement by and between Texaco Exploration and Production, Inc. and SDG Resources, L.P., dated June 8, 2001.

Contract No. 12 - Water Purchase Agreement dated April 19, 2005, by and between SDG Resources L.P., as Buyer, and OXY USA WTP LP, as Seller.

Contract No. 13 - Colorado River Municipal Water District Diverted Water Contract dated August 10, 2005, by and between the Colorado River Municipal Water District and SDG Resources, L.P.

Contract No. 15 - Letter agreement pertaining to the Cooper Jal Unit Battery by and between SDG Resources, L.P., and Lewis B. Burleson, Inc., dated February 24, 2003.

Contract No. 21 - Farmout Agreement dated November 15, 1988, by and between Amoco Production Company, as Farmer, and Tom R. Minihan, as Farmee.

Contract No. 22 - Farmout Agreement dated September 7, 1988, by and between OXY USA Inc., as lease owner, and Tom R. Minihan, as operator.

Contract No. 23 - Model Form Operating Agreement, effective October 1, 1994, by and between Texaco Exploration and Production Inc., as Operator, and Devon Energy Company (Nevada), as Non-Operator. (PREFERENTIAL RIGHT TO PURCHASE – 15  day election after notice)

Contract No. 56 - Gas Purchase Agreement dated November 1, 2001 by and between SDG Resources, LP, Seller and Sid Richardson Energy Services Co.

Contract No. 61 - Marketing Agreement dated January 29, 2003 by and between Meredith Marketing Company and SDG Resources, LP, as amended March 25, 2004

Contract No. 62 - Surface Use Agreement dated January 9, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Frank R. Addis Il, as Surface Owner.

Contract No. 63 - Surface Use Agreement dated January 12, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Sharon Ann Barth, as Surface Owner.

1

Contract No. 64 - Surface Use Agreement dated January 15, 1994, by and between Grand Energy, Inc., as Leasehold Owner, and Mary L. Sorensen, as Surface Owner.

Contract No. 66 - Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Sharon Ann Barth, as Owner.

Contract No. 67 - Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Frank R. Addis Il, as Owner.

Contract No. 68 - Disposal Agreement dated September 1, 1999, by and between IBEX Resources V, L.P., as Operator, and Mary L. Sorensen, as Owner.

Texas Permit - Permit to Maintain and Use a Pit, dated April 11, 1985 (Pit Permit No. P003743) issued by State of Texas Railroad Commission Oil and Gas Division, that allows the operator to maintain and use an emergency saltwater storage pit (lined) with respect to the Crenshaw Lease.

2

SCHEDULE 3.15

PAYOUT BALANCES

[SEE ATTACHED]

KAYSER PAYOUT

BEGINNING BALANCE FROM PRIOR OPERATOR [illegible]

2001	Jan-01	Feb-01	Mar-01	Apr-01	May-01	Jun-01	Jul-01		Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Total 2001

Oil Sales									12,681.15	8,083.72	3,251.98	2,486.51	2,433.46	?
Gas Sales											1,570.32	1,301.53	998.64	?
Total Sales	0.00	0.00	0.00	0.00	0.00	0.00	0.00		12,681.15	8,083.72	4,822.30	3,788.04	3,432.10	?

LOE						7,667.54	0.00		0.00		3,26?.96	5,022.99	5,205.51	21,161.00
CapX	0.00	0.00		0.00	0.00	9,671.84	0.00		0.00	2,349.51	264.46	0.00	6,022.60	18,306.41
Total Costs	0.00	0.00	0.00	0.00	0.00	17,339.38	0.00		0.00	2,349.51	3,52?.42	5,022.99	11,228.11	39,467.41
Net Profit	0.00	0.00	0.00	0.00	0.00	(17,339.38)	0.00		12,681.15	5,734.21	?	(1,234.95)	(7,796.01)	?
Cumulative Payout	(1,812,787.00)	(1,812,787.00)	(1,812,787.00)	(1,812,787.00)	(1,812,787.00)	(1,8?0.125.38)	(1,830,128.3?	)	(1,817,4?5.23)	(1,811,711.02)	(1,810,416.14)	(1,811,650.99)	(1,819,447.00)	(1,819,44?.00)

2002	Jan-02	Feb-02		Mar-02	Apr-02		May-02	Jun-02	Jul-02	Aug-02	Sep-02	Oct-02	Nov-02		Dec-02	Total 2002

Oil Sales	2,213.77	0.00		5,104.53	3,020.93		5,894.16	9,425.05	6,181.60	3,127.55	6,762.65	6,762.65	6,651.21		8,873.20	64,017.30
Gas Sales	1,177.90	1,123.27		1,004.20	655.78		1,137.35	679.88	506.62	706.39	802.23	2,113.82	1,116.04		1,367.76	12,391.24
Total Sales	3,391.67	1,123.27		6,108.73	3,676.71		7,031.51	10,104.93	6,688.22	3,833.94	7,564.88	8,876.47	7,767.25		10,240.96	76,408.54

LOE	4,598.54	5,778.13		16,942.43	21,213.88		11,190.91	18,803.46	8,452.30	5,285.58	4,980.12	5,462.87	7,739.36		2,554.11	113,001.69
CapX	0.00	0.00		473.04	2,540.52		0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	3,013.56
Total Costs	4,598.54	5,778.13		17,415.47	23,754.40		11,190.91	18,803.46	8,452.30	5,285.58	4,980.12	5,462.87	7,739.36		2,554.11	116,015.25
Net Profit	(1,206.87)	(4,654.86)		(11,306.74)	(20,077.69)		(4,159.40)	(8,698.53)	(1,764.08)	(1,451.64)	2,584.76	3,413.60	27.89		7,686.85	(39,606.71)
Cumulative Payout	(1,820,?53.87)	(1,825,308.7?	)	(1,83?,615.47)	(1,856,???.??	)	(1,860,852.56)	(1,869,55?.09)	(1,871,315.17)	(1,872,76?.81)	(1,870,182.06)	(1,866,768.45)	(1,866,740.?	)	(1,869,053.71)	?

2003	Jan-03	Feb-03	Mar-03		Apr-03	May-03	Jun-03		Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Total 2003

Oil Sales	3,811.42	4,326.91	7,457.94		6,201.51	6,390.93	0.00		6,353.93	8,992.41	(1,067.92)	0.00	2,948.54	248.13	45,663.80
Gas Sales	1,887.96	1,857.98	2,146.79		1,243.48	1,406.45	1,428.38		1,475.58	529.06	301.24	1,064.04	273.89	575.36	14,188.21
Total Sales	5,699.38	6,184.89	9,604.73		7,444.99	7,797.38	1,428.38		7,829.51	9,521.47	(766.68)	1,064.04	3,222.43	823.49	59,852.01

LOE	5,851.76	4,139.63	3,684.61		10,602.00	10.424.90	5,219.57		7,540.72	8,285.93	4,092.38	(1,289.30)	6,185.20	3,942.22	66,678.62
CapX	0.00	0.00	98.50		0.00	0.00	0.00		0.00	0.00	0.00	331.36	132,000.15	0.00	132,430.01
Total Costs	5,851.76	4,139.63	3,783.11		10,602.00	10,424.90	5,219.57		7,540.72	8,285.93	4,092.38	(957.94)	138,185.35	3,942.22	199,108.63
Net Profit	(132,38)	2,045.26	5,621.62		(3,157.01)	(2,627.52)	(3,793.19)		?	3,235.54	(4,859.06)	2,021.??	(134,962.92)	(3,118.73)	(?	)
Cumulative Payout	(1,859,206.09)	(1,857,150.83)	(1,851,339.??	)	(1,854,498.22)	(1,857,123.74)	(?	)	(1,860,628.14)	(1,857,392.60)	(1,862,251.66)	(1,860,???.68)	(1,995,192.60)	(1,998,311.33)	(1,998,311)

2004	Jan-04	Feb-04	Mar-04		Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04		Dec-04	2004

Oil Sales	0.00	0.00	12,093.43		8,434.49	13,736.93	13,399.21	35,114.61	43,593.89	33,881.53	28,359.50	21,065.06		23,118.82	232,837.??
Gas Sales	700.66	670.00	6,315.84		3,648,65	(2,433.12)	970.59	3,548.47	3,818.11	3,112.58	1,740.42	2,257.48		2,257.48	26,607.??
Total Sales	700.66	670.00	18,409.27		12,083.06	11,303.81	14,369.80	38,663.08	47,412.00	36,994.11	30,139.92	23.322.54		25,376.30	259,444.??

LOE	4,985.44	18,604.85	13,893.17		22,457.32	46,388.44	26,796.33	49,162.06	60,208.82	38,635.44	37,054.21	51,204.05		59,516.??	425,906.97
CapX	7,275.89	40,872.89	118,100.13		156,921.41	140,739.58	123,237.13	37,554.87	4,388.34	2,104.13	2,858.88	46,475.50		17,073.??	692,602.33
Total Costs	12,261.33	59,477.74	131,993.30		179,378.73	187,128.02	150,033.46	86,716.93	64,597.16	40,739.57	39,913.09	97,679.55		78,590.42	1,126,509.30
Net Profit	(11,560.67)	(58,807.74)	(113,584.03)		(167,295.68)	(175,824.21)	(135,663.68)	(48,063.85)	(178,185.16)	(3,745.46)	(9,7?3.17)	(74,357.??	)	(51,214.12)	?
Cumulative Payout	(2,009,872.00)	(2,068,679.74)	(?	)	(2,349,559.45)	(2,525,383.66)	(2,661,047.32)	(2,709,101.17)	(2,726,286.33)	(2,730,031.79)	(2,739.804.96)	(2,??????	)	(2,???,375.09)	(2,865,376.09)

2005	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	2005

Oil Sales	32,923.33	36,885.09	29,194.05	53,827.86	50,069.21	26,862.00	50,003.66	69,059.87	50,500.03	44,???.??	11,?32.91	0.00	455,112.54
Gas Sales	2,617.86	2,882.39	2,380.09	4,861.00	4,340.74	2,270.00	4,517.66	5,265.96	3,468.35	5,???.45	3,?08.55	0.00	41,308.05
Total Sales	35,541.19	39,767.48	31,574.14	58,688.86	54,409.95	29,132.00	54,523.31	74,325.83	53,968.38	49,???.09	14,?41.46	0.00	496,420.59

LOE	37,798.26	30,???.02	37,967.35	38,760.42	26,791.55	53,509.40	52,641.29	39,892.32	32,030.22	39,999.54	58,106.20	0.00	448,163.88
CapX	0.00	0.00	8,586.63	62,106.19	10,710.18	3,816.78	56,460.84	101,614.22	32,279.56	68,481.78	12,848.32	0.00	356,903.50
Total Costs	37,798.26	30,???.02	46,553.98	100.863.61	37,502.04	57,326.18	109,102.13	141,506.54	64,309.78	108,481.32	70,954.52	0.00	805,067.38
Net Profit	(2,257.07)	9,100.46	(14,979.84)	(42,178.75)	16,907.81	(28,154.18)	(54,578.82)	(67,180.71)	(10,343.40)	(58,???.23)	(55,313.05)	0.00	(308,645,69)
Cumulative Payout	(2,867,633.16)	(2,858,532.70)	(2,873,?12.54)	(2,915,568.29)	(2,898,781.38)	(2,928,975.56)	(2,981,???.38)	(3,048,735.09)	(3,059,078.49)	(3,117,789.72)	(3,174,022,78)	(3,174,022,79)	(3,174,022,79)

KAYSER PAYOUT

BEGINNING BALANCE FROM PRIOR OPERATOR (3,419,158.00)

2001	Jan-01	Feb-01	Mar-01	Apr-01	May-01	Jun-01	Jul-01	Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Total 2001

Oil Sales								12,681.15	8,083.72	3,251.98	2,456.51	2,433.46	??
Gas Sales										1,570.32	1,301.63	998.64	3,870.59
Total Sales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,681.15	8,083.72	4,822.30	3,758.14	3,432.10	32,807.41

LOE						7,667.54	0.00	0.00		3,262.96	5,022.99	5,205.51	21,159.00
CapX	0.00	0.00		0.00	0.00	9,671.84	0.00	0.00	2,349.51	264.45	0.00	6,022.60	18,308.41
Total Costs	0.00	0.00	0.00	0.00	0.00	17,339.38	0.00	0.00	2,349.51	3,527.42	5,022.99	11,228.11	?
Net Profit	0.00	0.00	0.00	0.00	0.00	(17,339.38)	0.00	12,681.15	5,734.21	1,294.??	(1,234.85)	(7,796.01)	(6,660.00)
Cumulative Payout	(3,419,158.00)	(3,419,158.00)	(3,419,158.00)	(3,419,158.00)	(3,419,158.00)	(3,436,497.38)	(3,436,497.38)	(3,423,816.23)	(3,418,082.02)	(3,416,787.14)	(3,416,021.99)	(3,425,813.00)	(3,425,818.00)

2002	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	Jul-02	Aug-02	Sep-02	Oct-02	Nov-02		Dec-02	Total 2002

Oil Sales	2,213.77	0.00	5,104.53	3,020.93	5,894.16	9,425.05	6,181.60	3,127.55	6,762.65	6,762.65	6,651.21		8,873.20	64,017.30
Gas Sales	1,177.90	1,123.27	1,004.20	655.78	1,137.35	679.88	506.62	706.39	802.23	2,113.82	1,116.04		1,367.76	12,391.24
Total Sales	3,391.67	1,123.27	6,108.73	3,675.71	7,031.51	10,104.93	6,688.22	3,833.94	7,564.88	8,876.47	7,767.25		10,240.96	76,408.54

LOE	4,598.54	5,778.13	16,942.43	21,213.88	11,190.91	18,803.46	8,452.30	5,285.58	4,980.12	5,462.87	7,739.36		?	113,001.69
CapX	0.00	0.00	473.04	2,540.52	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	3,013.56
Total Costs	4,598.54	5,778.13	17,415.47	23,754.40	11,190.91	18,803.46	8,452.30	5,285.58	4,980.12	5,462.87	7,739.36		?	116,015.25
Net Profit	(1,206.87)	(4,654.86)	(11,306.74)	(20,077.69)	(4,159.40)	(8,69?.53)	(1,764.08)	(1,451.64)	2,584.7?	3,413.80	27.89		?	(39,606.71)
Cumulative Payout	(3,427.024.57)	(3,431,679.73)	(3,442,986.47)	(3,463,064.16)	(3,467,223.56)	(3,475,922.09)	(3,477,686.17)	(3,479,137.81)	(3,476,563.05)	(3,478,139.45)	(3,473,111.?	)	(3,465,424.71)	(3,465,424.71)

2003	Jan-03	Feb-03	Mar-03	Apr-03	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Total 2003

Oil Sales	3,811.42	4,326.91	7,457.94	6,201.51	6,390.93	0.00	6,353.93	8,992.41	(1,067.92)	0.00	2,948.54	248.13	45,663.80
Gas Sales	1,887.96	1,857.98	2,146.79	1,243.48	1,406.45	1,426.38	1,475.58	529.06	301.24	1,054.04	273.89	575.36	14,188.21
Total Sales	5,699.38	6,184.89	9,604.73	7,444.99	7,797.38	1,426.38	7,829.51	9,521.47	(766.68)	1,054.04	3,222.43	823.49	59,852.01

LOE	5,851.76	4,139.63	3,684.61	10,602.00	10,424.90	5,219.57	7,540.72	6,285.93	4,092.38	(1,289.30)	6,185.20	3,942.22	66,679.62
CapX	0.00	0.00	98.50	0.00	0.00	0.00	0.00	0.00	0.00	331.36	132,000.15	0.00	132,430.01
Total Costs	5,851.76	4,139.63	3,783.11	10,602.00	10,424.90	5,219.57	7,540.72	6,285.93	4,092.38	(957.94)	138,185.35	3,942.22	199,109.63
Net Profit	(152.38)	2,045.26	5,821.62	(3,157.01)	(2,627.52)	(3,793.19)	288.79	3,235.54	(4,859.06)	2,021.98	(134,962.92)	(3,118.73)	(139,25?.52)
Cumulative Payout	(3,465,577.09)	(3,463,531.83)	(3,457,710.21)	(3,460,867.22)	(3,463,494.74)	(3,467,287.93)	(3,466,999.14)	(3,463,763.60)	(3,468,622.66)	(3,466,600.68)	(3,691,563.60)	(3,604,682.33)	(3,604,682.33)

2004	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	2004

Oil Sales	0.00	0.00	12,093.43	8,434.49	13,736.93	13,399.21	35,114.61	43,593.89	33,881.53	28,399.50	21,065.06	23,118.82	2?2,837.47
Gas Sales	700.66	670.00	6,315.84	3,648.56	(2,433.12)	970.59	3,548.47	3,818.11	3,112.58	1,740.42	2,257.48	2,257.48	26,607.07
Total Sales	700.66	670.00	18,409.27	12,083.05	11,303.81	14,369.80	38,663.08	47,412.00	38,994.11	30,139.92	23,322.54	25,375.30	259,444.54

LOE	4,985.44	18,604.85	13,893.17	22,457.32	46,388.44	26,796.33	49,162.06	60,208.82	38,635.44	37,054.21	51,204.05	59,516.54	425,906.97
CapX	7,275.89	40,872.89	118,100.13	156,921.41	140,739.58	123,237.13	37,554.87	4,389.34	2,104.13	2,858.88	48,475.50	17,073.54	697,602.33
Total Costs	12,261.33	59,477.74	131,983.30	179,378.73	187,128.02	150,033.46	86,716.93	64,587.16	40,739.57	39,913.09	97,679.55	76,590.42	1,126,509.30
Net Profit	(11,560.67)	(58,807.74)	(113,584.03)	(167,295.68)	(175,824.21)	(135,663.68)	(48,053.85)	(17,185.16)	(3,745.46)	(9,773.17)	(74,357.01)	(51,214.12)	?
Cumulative Payout	(3,616,243.00)	(3,675,060.74)	(3,788,634.77)	(3,955,930.45)	(4,131,754.66)	(4,257,418.32)	(4,315,472.17)	(4,332.657.33)	(4,336,402.79)	(4,346,175.96)	(4,420,532.97)	(4,471,747.09)	(4,471,747.09)

2005	Jan-05		Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	2005

Oil Sales	32,923.33		36,885.09	29,194.05	53,827.86	50,069.21	26,862.00	50,005.65	69,059.87	50,500.03	44,452.64	11,332.91	0.00	455,112.54
Gas Sales	2,617.86		2,882.39	2,380.09	4,861.00	4,340.74	2,270.00	4,517.66	5,265.96	3,466.35	5,397.45	3,308.55	0.00	41,308.05
Total Sales	35,541.19		39,767.48	31,574.14	58,688.86	54,409.95	29,132.00	54,523.31	74,325.83	53,966.38	49,850.09	14,641.46	0.00	496,420.59

LOE	37,798.26		30,667.02	37,967.35	38,760.42	26,791.96	53,509.40	52,641.29	39,892.32	32,030.22	39,999.54	58,106.20	0.00	448,163.88
CapX	0.00		0.00	8,586.63	62,105.19	10,710.18	3,816.78	56,460.84	101,614.22	32,279.56	68,481.78	12,848.32	0.00	356,903.50
Total Costs	37,798.26		30,667.02	46,553.98	100,865.61	37,502.04	57,326.18	109,102.13	141,506.54	64,309.78	108,481.32	70,954.52	0.00	805,067.38
Net Profit	(2,257.07)		9,100.46	(14,979.84)	(42,176.75)	16,907.91	(28,1?4.18)	(54,578.82)	(67,180.71)	(10,343.40)	(58,?31.23)	(56,313.06)	0.00	(308,646.69)
Cumulative Payout	(4,474,004.1?	)	(4,464,903.70)	(4,475,883.54)	(4,522,060.29)	(4,505,152.38)	(4,533,346.56)	(4,587,925.38)	(4,655,105.09)	(4,665,449.49)	(4,724,080.72)	(4,780,393.78)	(4,780,393.78)	(4,780,393.78)

KAYSER PAYOUT

BEGINNING BALANCE FROM PRIOR OPERATOR (1,478,428.00)

2001	Jan-01	Feb-01	Mar-01	Apr-01	May-01	Jun-01	Jul-01	Aug-01	Sep-01		Oct-01		Nov-01	Dec-01	Total 2001

Oil Sales								12,681.15	8,083.72		3,251.98		2,486.51	2,433.46	28,936.82
Gas Sales											1,570.32		1,301.63	998.64	3,870.59
Total Sales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,681.15	8,083.72		4,822.30		3,788.14	3,432.10	32,807.41

LOE						7,667.54	0.00	0.00			3,262.96		5,022.99	5,205.51	21,159.00
CapX	0.00	0.00		0.00	0.00	9,671.84	0.00	0.00	2,349.51		264.46		0.00	6,022.60	18,308.41
Total Costs	0.00	0.00	0.00	0.00	0.00	17,339.38	0.00	0.00	2,349.51		3,527.42		5,022.99	11,228.11	39,467.41
Net Profit	0.00	0.00	0.00	0.00	0.00	(17,339.38)	0.00	12,681.15	5,734.21		1,294.68		(1,234.85)	(7,796.01)	(6,660.00)
Cumulative Payout	(1,478,428.00)	(1,478,428.00)	(1,478,428.00)	(1,478,428.00)	(1,478,428.00)	(1,495,767.38)	(1,495,767.38)	(1,483,086.23)	(?	)	(?	)	(1,477,291.99)	(1,485,088.00)	(1,485,088.00)

2002	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	Jul-02	Aug-02		Sep-02	Oct-02	Nov-02	Dec-02	Total 2002

Oil Sales	2,213.77	0.00	5,104.53	3,020.93	5,894.16	9,425.05	6,181.60	3,127.55		6,762.65	6,762.65	6,651.21	8,873.20	64,017.30
Gas Sales	1,177.90	1,123.27	1,004.20	655.78	1,137.35	679.88	506.62	706.39		802.23	2,113.82	1,116.04	1,367.76	12,391.24
Total Sales	3,391.67	1,123.27	6,108.73	3,676.71	7,031.51	10,104.93	6,688.22	3,833.94		7,564.88	8,876.47	7,767.25	10,240.96	76,408.54

LOE	4,598.54	5,778.13	16,942.43	21,213.88	11,190.91	18,803.46	8,452.30	5,285.58		4,980.12	5,462.87	7,739.36	2,564.11	113,001.69
CapX	0.00	0.00	473.04	2,540.52	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	3,013.56
Total Costs	4,598.54	5,778.13	17,415.47	23,754.40	11,190.91	18,803.46	8,452.30	5,285.58		4,980.12	5,462.87	7,739.36	2,564.11	116,015.25
Net Profit	(1,206.87)	(4,654.86)	(11,306.74)	(20,077.69)	(4,159.40)	(8,698.53)	(1,764.08)	(1,451.64)		2,584.75	3,413.60	27.89	7,686.55	(39,806.71)
Cumulative Payout	(1,486,294.87)	(1,4?0,948.73)	(1,502,256.47)	(1,522,334.16)	(1,526,493.56)	(1,535,192.09)	(1,535,956.17)	(1,538,407.??	)	(1,535,823.05)	(1,532,409.45)	(1,532.381.56)	(1,524,694.71)	(1,524,694.71)

2003	Jan-03	Feb-03	Mar-03	Apr-03	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Total 2003

Oil Sales	3,811.42	4,326.91	7,457.94	6,201.51	6,390.93	0.00	6,353.??	8,992.41	(1,067.92)	0.00	2,948.54	248.13	45,663.80
Gas Sales	1,887.96	1,857.98	2,146.79	1,243.48	1,406.45	1,426.38	1,47?.??	529.06	301.24	1,064.04	273.89	575.36	14,188.21
Total Sales	5,699.38	6,184.89	9,604.73	7,444.99	7,797.38	1,426.38	7,829.51	9,521.47	(766.68)	1,064.04	3,222.43	823.49	59,852.01

LOE	5,851.76	4,139.63	3,684.51	10,602.00	10,424.90	5,219.57	7,540.72	6,285.93	4,092.38	(1,289.30)	6,185.20	3,942.22	66,679.52
CapX	0.00	0.00	98.50	0.00	0.00	0.00	0.00	0.00	0.00	331.36	132,000.15	0.00	132,430.01
Total Costs	5,851.76	4,139.63	3,783.11	10,602.00	10,424.90	5,219.57	7,540.72	6,285.93	4,092.38	(967.94)	138,185.35	3,942.22	199,109.53

Net Profit	(152.38)	2,045.26	5,821.62	(3,157.01)	(2,627.52)	(3,793.19)	288.79	3,235.54	(4,859.06)	2,021.98	(134,962.92)	(3,118.73)	(139,257.52)

Cumulative Payout	(1,524,847.09)	(1,522,801.83)	(1,516,980.21)	(1,520,137.22)	(1,522,764.74)	(1,526,557.93)	(1,526.269.14)	(1,523,033.60)	(1,527,392.66)	(1,525,870.68)	(1,660,833.60)	(1,663,952.33)	(1,653,952.33)

2004	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	2004

Oil Sales	0.00	0.00	12,093.43	8,434.49	13,736.93	13399.21	35,114.61	43.593.89	33,881.53	28,399.50	21,065.06	23,118.82	232,837.47
Gas Sales	700.66	670.00	6,315.84	3,648.56	(2,433.12)	970.59	3,548.47	3,818.11	3,112.58	1,740.42	2,257.48	2,257.48	26,607.07
Total Sales	700.66	670.00	18,409.27	12,083.05	11,303.81	14,369.80	38,663.08	47,412.00	35,994.11	30,139.92	23,322.54	25,376.30	259,444.54

LOE	4,985.44	18,604.85	13,893.17	22,457.32	46,388.44	26,796.33	49,162.06	50,208.82	38,635.44	37,054.21	51,204.05	59,516.84	428,906.97
CapX	7,275.89	40,872.89	118,100.13	156,921.41	140,739.58	123,237.13	37,554.87	4,388.34	2,104.13	2,858.68	46,475.50	17,073.58	697,602.33
Total Costs	12,261.33	59,477.74	131,993.30	179,378.73	187,128.02	150,033.45	86,716.93	54,597.16	40,739.57	39,913.09	97,679.55	76.590.42	1,126,509.30

Net Profit	(11,560.67)	(58,807.74)	(113,584.03)	(167,295.68)	(175,824.21)	135,663.65)	(48,053.85)	(17,185.16)	(3,745.46)	(9,773.17)	(74,357.01)	(51,214.12)	(867,064.76)

Cumulative Payout	(1,675,513.00)	(1,734,320.74)	(1,847,904.77)	(2,015,200.45)	(2,191,024.66)	(2,326,658.32)	(2,374,742.17)	(2,391,927.33)	(2,395,672.79)	(2,405,,445.36)	(2,479,802.97)	(2,531,317.09)	(2,031,017.09)

2005	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	2005

Oil Sales	32,923.33	36,885.09	29,194.05	53,827.86	50,065.21	25,952.00	50,005.65	69,059.67	50,500.03	44,452.64	11,332.91	0.00	455,122.64
Gas Sales	2,617.86	2,882.39	2,380.09	4,861.00	4,340.74	2,270.00	4,517.65	5,255.96	3,466.35	5,397.45	3,308.55	0.00	41,308.05
Total Sales	35,541.19	39,767.48	31,574.14	58,688.86	54,405.95	28,222.00	54,523.30	74,315.63	53,966.38	49,850.09	14,641.46	0.00	496,430.69

LOE	37,798.26	30,667.02	37,967.35	38,760.42	26,791.86	53,509.40	52,641.29	39,892.32	32,030.22	39,999.54	58,106.20	0.00	448,163.88
CapX	0.00	0.00	8,586.63	52,105.19	10,710.18	3,816.78	56,460.84	101,614.22	32,279.56	68,481.78	12,848.32	0.00	356,903.50
Total Costs	37,798.26	30,667.02	46,553.98	90,865.61	37,502.04	57,326.18	109,102.13	141,506.54	64,309.78	108,481.32	70,954.52	0.00	805,067.38

Net Profit	(2,257.07)	9,100.46	(14,979.84)	(32,176.75)	16,903.91	(29,104.18)	(54,578.83)	(67,190.91)	(10,343.40)	(58,631.23)	(56,313.06)	0.00	(308,636.69)

Cumulative Payout	(2,533,274.16)	(2,524,173.70)	(2,539,153.54)	(2,581,330.29)	(2,564,422.38)	(2,592,616.56)	(2,647,195.38)	(2,714,376.09)	(2,724,719.49)	(2,793,350.72)	(2,839,663.78)	(2,839,663.78)	(2,839,663.7?	)

		Unrisked PDNP			Risk	Risked	Price/	Value
	PDP PV10	net BO	net mcf	net BOE	Weight	PDNP	net BOE	PDNP	Total
Kayser w/o Back-ins	$1,631,110	457,160	426,900	528,310	95%	501,895	$0.235	$117,659	$1,748,969
Kayser w/ Back-ins	$1,631,110	412,160	390,860	477,303	95%	453,438	$0.235	$105,480	$1,737,590
Value of Back-ins									$11,379

Date : 2/9/06	10:12:50AM
ECONOMIC SUMMARY PROJECTION
Project Name :	Kayser Back-ins 06	As Of Date :	01/01/06	COWDEN SOUTH Lease Sort
Partner :	Amoco Farmout	Discount Rate (%) :	10.00
Case Type :	REPORT BREAK TOTAL CASE		Custom Selection

Cum Oil (Mbbl):	274.44
Cum Gas (MMcf):	556.55

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)

2006	25.34	45.09	20.46	26.36	53.47	6.70	1,094.11	176.63	0.00
2007	46.50	74.09	36.86	42.63	53.47	6.70	1,971.00	285.66	0.00
2008	58.69	77.63	43.59	41.75	53.47	6.70	2,330.70	279.77	0.00
2009	53.84	68.91	39.57	36.67	53.47	6.70	2,115.80	245.74	0.00
2010	49.54	61.45	36.41	32.70	53.47	6.70	1,946.64	219.11	0.00

2011	45.58	54.87	33.50	29.20	53.47	6.70	1,791.01	195.66	0.00
2012	42.04	49.19	30.90	26.18	53.47	6.70	1,652.16	175.42	0.00
2013	38.57	43.93	28.35	23.38	53.47	6.70	1,515.74	156.65	0.00
2014	35.49	39.39	26.08	20.96	53.47	6.70	1,394.56	140.48	0.00
2015	32.65	35.38	24.00	18.83	53.47	6.70	1,28?.07	126.15	0.00

2016	30.12	31.89	22.14	16.97	53.47	6.70	1,183.59	113.72	0.00
2017	27.63	28.63	20.31	15.24	53.47	6.70	1,085.87	102.09	0.00
2018	25.42	25.81	18.69	13.73	53.47	6.70	999.05	92.03	0.00
2019	23.39	23.29	17.19	12.39	53.47	6.70	919.18	83.05	0.00
2020	21.58	21.10	15.86	11.23	53.47	6.70	847.92	75.23	0.00

Rem.	133.12	120.36	97.84	64.05	53.47	6.70	5,231.22	429.19	0.00
Total	689.49	801.01	511.76	432.26	53.47	6.70	27,361.63	2,896.59	0.00
[ILLEGIBLE]	963.93	1,357.56

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)

2006	15.00	63.58	0.64	1,655.00	0.00	419.48	0.00	0.00	-867.95	-847.27
2007	15.00	112.09	1.13	0.00	0.00	419.48	0.00	0.00	1,723.95	640.77
2008	15.00	128.?0	1.31	0.00	0.00	419.48	0.00	0.00	2,061.49	2,267.25
2009	15.00	115.76	1.18	0.00	0.00	419.48	0.00	0.00	1,825.12	3,576.06
2010	15.00	105.98	1.08	0.00	0.00	419.48	0.00	0.00	1,639.21	4,644.77

2011	15.00	97.06	0.99	0.00	0.00	419.48	0.00	0.00	1,469.14	5,515.58
2012	15.00	89.16	0.91	0.00	0.00	419.48	0.00	0.00	1,318.03	6,225.79
2013	15.00	81.47	0.84	0.00	0.00	419.48	0.00	0.00	1,170.60	6,799.17
2014	15.00	74.69	0.77	0.00	0.00	419.48	0.00	0.00	1,040.10	7,262.36
2015	15.00	68.48	0.70	0.00	0.00	419.48	0.00	0.00	920.55	7,635.07

2016	15.00	62.97	0.65	0.00	0.00	419.48	0.00	0.00	814.21	7,934.76
2017	15.00	57.61	0.59	0.00	0.00	419.48	0.00	0.00	710.27	8,172.4?
2018	15.00	52.86	0.55	0.00	0.00	419.48	0.00	0.00	618.19	8,360.46
2019	15.00	48.51	0.50	0.00	0.00	419.48	0.00	0.00	533.74	8,508.08
2020	15.00	44.65	0.46	0.00	0.00	419.48	0.00	0.00	458.56	8,623.39

Rem.		272.83	2.83	0.00	0.00	3,879.72	0.00	0.00	1,505.03	287.98
Total		1,475.88	15.13	1,635.00	0.00	10,1?1.98	0.00	0.00	16,940.23	8,911.37

		Present Worth Profile (M$)
		PW	5.00%	11,962.03
		PW	8.00%	9,970.57
Disc. Initial Invest (M$)	1,591.057	PW	10.00%	8,911.37
ROInvestment (disc/undisc)	?	PW	12.00%	8,015.29
Years to Payout	1.57	PW	15.00%	6,908.59
Internal ROR(%)	172.9?	PW	20.00%	5,518.57

6

Date : 2/9/06	10:12:49AM
ECONOMIC SUMMARY PROJECTION
Project Name :	Kayser Back-ins1.06	As Of Date :	01/01/06	COWDEN SOUTH Lease Sort
Partner :	Amoco Farmout	Discount Rate (%) :	10.00	Producing Rsv Category
Case Type :	REPORT BREAK TOTAL CASE		Custom Selection	Proved Rsv Class

Cum Oil (Mbbl):	275.68
Cum Gas (MMcf):	557.26

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)

2006	15.53	8.92	12.54	5.21	53.47	6.70	670.61	34.93	0.00
2007	14.29	8.20	11.54	4.80	53.47	6.70	617.00	32.14	0.00
2008	13.18	7.57	10.65	4.42	53.47	6.70	569.16	29.65	0.00
2009	12.09	6.94	9.77	4.06	53.47	6.70	522.17	27.20	0.00
2010	11.13	6.39	8.99	3.73	53.47	6.70	480.42	25.03	0.00

2011	10.24	5.88	8.27	3.44	53.47	6.70	442.01	23.03	0.00
2012	9.44	5.42	7.63	3.17	53.47	6.70	407.74	21.24	0.00
2013	8.66	4.97	7.00	2.91	53.47	6.70	374.08	19.49	0.00
2014	7.97	4.58	6.44	2.68	53.47	6.70	344.17	17.93	0.00
2015	7.33	4.21	5.92	2.46	53.47	6.70	316.65	16.50	0.00

2016	6.77	3.88	5.46	2.27	53.47	6.70	292.10	15.22	0.00
2017	6.21	3.56	5.01	2.08	53.47	6.70	267.99	13.96	0.00
2018	0.49	0.28	0.39	0.16	53.47	6.70	21.05	1.10	0.00

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	123.34	70.81	99.60	41.40	53.47	6.70	?,325.14	277.40	0.00
[ILLEGIBLE]	399.02	628.07

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)

2006	11.00	33.47	0.35	0.00	0.00	255.95	0.00	0.00	415.77	396.93
2007	11.00	30.79	0.32	0.00	0.00	255.95	0.00	0.00	362.07	711.19
2008	11.00	28.41	.0.30	0.00	0.00	255.95	0.00	0.00	314.16	959.10
2009	11.00	26.06	0.27	0.00	0.00	255.95	0.00	0.00	267.08	1,150.68
2010	11.00	23.98	0.25	0.00	0.00	255.95	0.00	0.00	225.27	1,297.60

2011	11.00	22.06	0.23	0.00	0.00	255.95	0.00	0.00	186.80	1,408.38
2012	11.00	20.35	0.21	0.00	0.00	255.95	0.00	0.00	152.47	1,490.59
2013	11.00	18.67	0.20	0.00	0.00	255.95	0.00	0.00	118.75	1,548.81
2014	11.00	17.18	0.18	0.00	0.00	255.95	0.00	0.00	88.79	1,588.39
2015	11.00	15.80	0.17	0.00	0.00	255.95	0.00	0.00	61.23	1,613.22

2016	11.00	14.58	0.15	0.00	0.00	255.95	0.00	0.00	36.64	1,626.76
2017	11.00	13.37	0.14	0.00	0.00	255.95	0.00	0.00	12.48	1,630.97
2018	11.00	1.05	0.01	0.00	0.00	20.64	0.00	0.00	0.44	1,631.11

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		265.76	2.80	0.00	0.00	3.092.02	0.00	0.00	2,111.96	1,631.11

		Present Worth Profile (M$)
		PW	?.00%	1,890.44
		PW	8.00%	1,725.19
Disc Initial Invest (M$)	0.000	PW	10.00%	1,631.11
ROInvestment (disc/undisc)	0.00/0.00	PW	12.00%	1,546.10
Years to Payout	0.00	PW	15.00%	1,414.20
Internal ROR (%)	?.?0	PW	20.00%	1,233.86

1

Date : 2/9/06	10:12:50AM
ECONOMIC SUMMARY PROJECTION
Project Name :	Kayser Back-ins 1.06	As Of Date :	01/01/06	COWDEN SOUTH Lease Sort
Partner :	Amoco Farmout	Discount Rate (%) :	10.00	Non-Producing Rsv Category
Case Type :	REPORT BREAK TOTAL CASE		Custom Selection	Proved Rsv Class

Cum Oil (Mbbl):	0.00
Cum Gas (MMcf):	0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)

2006	9.81	36.17	7.92	21.15	53.47	6.70	423.50	141.70	0.00
2007	32.21	65.89	25.32	37.83	53.47	6.70	1,354.00	253.52	0.00
2008	45.50	70.06	32.95	37.33	53.47	6.70	1,761.54	258.12	0.00
2009	41.75	61.97	29.81	32.61	53.47	6.70	1,?93.63	215.54	0.00
2010	38.41	55.06	27.42	28.96	53.47	6.70	1,466.22	194.09	0.00

2011	35.34	48.99	25.23	25.76	53.47	6.70	1,349.00	172.63	0.00
2012	32.60	43.77	23.27	23.01	53.47	6.70	1,244.41	154.18	0.00
2013	29.91	38.95	21.35	20.47	53.47	6.70	1,141.67	137.16	0.00
2014	27.52	34.82	19.65	15.29	53.47	6.70	1,050.39	122.55	0.00
2015	23.32	31.17	18.08	16.36	53.47	6.70	966.42	109.65	0.00

2016	23.35	28.01	16.67	14.70	53.47	6.70	891.49	98.51	0.00
2017	21.42	25.07	15.30	13.15	53.47	6.70	817.88	88.13	0.00
2018	24.94	25.53	18.29	13.57	53.47	6.70	97?.01	90.93	0.00
2019	23.39	23.29	17.19	12.39	53.47	6.70	919.18	83.05	0.00
2020	21.58	21.10	15.86	11.23	53.47	6.70	847.92	75.23	0.00

Rem.	133.12	120.36	97.84	64.05	53.47	6.70	5.231.22	429.19	0.00
Total	566.15	730.20	412.16	390.86	53.47	6.70	22,036.4?	2,619.19	0.00
[ILLEGIBLE]	566.15	730.20

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)

2006	4.00	30.11	0.28	1,655.00	0.00	163.54	0.00	0.00	?1,283.73	-1,244.70
2007	4.00	81.30	0.80	0.00	0.00	163.54	0.00	0.00	1,361.88	-70.43
2008	4.00	99.79	1.01	0.00	0.00	163.54	0.00	0.00	1,747.34	1,308.16
2009	4.00	89.70	0.91	0.00	0.00	163.54	0.00	0.00	1,558.03	2.425.37
2010	4.00	82.00	0.83	0.00	0.00	163.54	0.00	0.00	1,413.94	3,347.16

2011	4.00	75.00	0.76	0.00	0.00	163.54	0.00	0.00	1,282.34	4,107.21
2012	4.00	68.81	0.70	0.00	0.00	163.54	0.00	0.00	1,165.56	4,735.20
2013	4.00	62.80	0.64	0.00	0.00	163.54	0.00	0.00	1,051.83	5,250.37
2014	4.00	57.51	0.59	0.00	0.00	163.54	0.00	0.00	951.31	5,673.97
2015	4.00	52.68	0.54	0.00	0.00	163.54	0.00	0.00	859.32	6,021.85

2016	4.00	48.40	0.49	0.00	0.00	163.54	0.00	0.00	777.57	6,308.00
2017	4.00	44.23	0.45	0.00	0.00	163.54	0.00	0.00	697.79	6,541.44
2018	4.00	51.81	0.53	0.00	0.00	398.84	0.00	0.00	617.75	6,729.35
2019	15.00	48.51	0.50	0.00	0.00	419.48	0.00	0.00	533.74	6,876.97
2020	15.00	44.65	0.46	0.00	0.00	419.48	0.00	0.00	458.56	6,992.28

Rem.		272.83	2.83	0.00	0.00	3,879.72	0.00	0.00	1.505.03	287.98
Total		1,210.13	12.33	1,655.00	0.00	7,079.97	0.00	0.00	14,698.27	7,280.26

		Present Worth Profile (M$)
		PW	5.00%	10,071.59
		PW	8.00%	8,244.58
Disc Initial Invest (MS)	1,591.057	PW	10.00%	7,280.26
ROInvestment (disc/undisc)	5.58/9.88	PW	12.00%	6,469.20
Years to Payout	1.95	PW	15.00%	5,474.39
Internal ROR (%)	103.04	PW	20.00%	4,237.71

2

Date : 2/9/06 9:55:34AM	ECONOMIC SUMMARY PROJECTION	COWDEN SOUTH Lease Sort

As Of Date : 01/01/06
Project Name : Kayser Back-ins 1:06	Discount Rate (%) : 10.00
Partner : SDG Resources, L.P.	Custom Selection
[ILLEGIBLE] : REPORT BREAK TOTAL CASE

Cum Oil (Mbbl) : 274.44
Cum Gas (MMcf) : 556.55

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2006	25.34	45.09	20.46	26.36	53.47	6.70	1,094.11	176.63	0.00
2007	46.50	74.09	37.55	43.32	53.47	6.70	2,007.57	290.28	0.00
2008	58.69	77.63	47.39	45.39	53.47	6.70	2.533.70	304.13	0.00
2009	53.84	68.91	43.48	40.79	53.47	6.70	2,324.50	269.98	0.00
2010	49.54	61.45	40.00	[?]	53.47	6.70	2,138.66	240.73	0.00
2011	45.58	54.87	36.80	32.08	53.47	6.70	1,967.68	214.96	0.00
2012	42.04	49.19	33.95	28.76	53.47	6.70	1,815.12	192.73	0.00
2013	38.57	43.93	31.15	25.68	53.47	6.70	1,665.25	172.10	0.00
2014	35.49	39.39	28.66	23.03	53.47	6.70	1,532.12	154.33	0.00
2015	32.65	35.38	26.37	20.68	53.47	6.70	1,409.63	138.59	0.00
2016	30.12	31.89	24.32	18.64	53.47	6.70	1,300.34	124.94	0.00
2017	27.63	28.63	22.31	16.74	53.47	6.70	1,192.98	112.16	0.00
2018	25.42	25.81	20.53	15.09	53.47	6.70	1,097.60	101.10	0.00
2019	23.39	23.29	18.89	13.62	53.47	6.70	1,009.85	91.24	0.00
2020	21.58	21.10	17.42	12.33	53.47	6.70	931.56	82.63	0.00

Rem.	133.12	120.36	107.49	70.37	53.47	6.70	5,747.22	471.52	0.00
Total	689.49	801.01	556.76	468.30	53.47	6.70	29,767,90	3,138.09	0.00
[ILLEGIBLE]	963.93	1,357.56

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Well Count	Production (M$)	AdValorem (M$)	Investment (M$)	Lease Costs (M$)	Well Costs (M$)	Costs (M$)	Profits (M$)	Cash Flow (M$)	Cash Flow (M$)
2006	15.00	63,58	0.64	1,655.0	0.00	419.48	0.00	0.00	-867.95	-847.27
2007	15.00	114.12	1.15	0.00	0.00	419.48	0.00	0.00	1,763.10	673.45
2008	15.00	139.36	1.42	0.00	0.00	419.48	0.00	0.00	2,277.56	2,470.14
2009	15.00	127.18	1.30	0.00	0.00	419.48	0.00	0.00	2,046.52	3,937.70
2010	15.00	116.43	1.19	0.00	0.00	419.48	0.00	0.00	1,842.28	5,138.78
2011	15.00	106.64	1.09	0.00	0.00	419.48	0.00	0.00	1,.655.43	6,120.01
2012	15.00	97.95	1.00	0.00	0.00	419.48	0.00	0.00	1,489.41	6,922.35
2013	15.00	89.51	0.92	0.00	0.00	419.48	0.00	0.00	1,327.44	7,572.74
2014	15.00	82.05	0.84	0.00	0.00	419.48	0.00	0.00	1,184.08	8,100.03
2015	15.00	75.24	0.77	0.00	0.00	419.48	0.00	0.00	1,052.73	8,526.25
2016	15.00	69.19	0.71	0.00	0.00	419.48	0.00	0.00	935.90	8,870.72
2017	15.00	63.29	0.65	0.00	0.00	419.48	0.00	0.00	821.71	9,145.64
2018	15.00	58.07	0.60	0.00	0.00	419.48	0.00	0.00	720.55	9,364.82
2019	15.00	[?]	0.55	0.00	0.00	419.48	0.00	0.00	627.76	9,538.44
2020	15.00	49.05	0.51	0.00	0.00	419.48	0.00	0.00	545.17	9,675.51

Rem.		299.74	311	0.00	0.00	3,879.72	0.00	0.00	2,036.17	377.28
Total		1,604.68	16.45	1655.00	0.00	10,171.98	0.00	0.00	19,457.86	10,052.80

		Present Worth Profile (M$)
		PW	5.00%	13,588.48
		PW	8.00%	11,274.82
Disc. Initial Invest (M$):	1,591.057	PW	10.00%	10,052.80
ROInvestment (disc/undisc)	732/12.76	PW	12.00%	9,023.75
Years to Payout	1.57	PW	15.00%	7,758.97
Internal ROR (%):	181.31	PW	20.00%	6,180.23

5

Date : 2/9/06 9:55:33AM	ECONOMIC SUMMARY PROJECTION	COWDEN SOUTH Lease Sort

	As Of Date : 01/01/06	Producing Rsv Category
Project Name : Kayser Back-ins 1.06	Discount Rate (%) : 10.00	Proved Rsv Class
Partner : SDG Resources, L.P.	Custom Selection
[ILLEGIBLE] : REPORT BREAK TOTAL CASE

Cum Oil (Mbbl) : 275.68
Cum Gas (MMcf) : 557.26

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2006	15.53	8.92	12.54	5.21	53.47	6.70	670.61	34.93	0.00
2007	14.29	8.20	11.54	4.80	53.47	6.70	617.00	32.14	0.00
2008	13.18	7.57	10.65	4.42	53 47	6.70	569.16	29.65	0.00
2009	12.09	6.94	9.77	4.06	53.47	6.70	522.17	27.20	0.00
2010	11.13	6.39	8.99	3.23	53.47	6.70	480.42	25.03	0.00
2011	10.24	5.88	8.27	3.44	53.47	6.70	442.01	23.03	0.00
2012	9.44	5.42	7.63	3.17	53.47	6.70	407.74	21.24	0.00
2013	8.66	4.97	7.00	2.91	53.47	6.70	374.08	19.49	0.00
2014	7.97	4.58	6.44	2.68	53 47	6.70	344.17	17.93	0.00
2015	7.33	4.21	5.92	2.46	53 47	6.70	316.65	16.50	0.00
2016	6.77	3.88	5.46	2.27	53.47	6.70	292.10	15.22	0.00
2017	6.21	3.56	5.01	2.08	53.47	6.70	267.99	13.96	0.00
2018	0.49	0 28	0.39	0.16	53 47	6.70	21.05	1.10	0.00

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	123.34	70.81	99.60	41.40	53.47	6.70	5,325.14	277.40	0.00
[ILLEGIBLE]	399.02	628.07

		Net Tax	Net Tax		Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Well Count	Production (M$)	AdValorem (M$)		Investment (M$)	Lease Costs (M$)	Well Costs (M$)	Costs (M$)	Profits (M$)	Cash Flow (M$)	Cash Flow (M$)
2006	11.00	33.47	0.35		0.00	0.00	255.95	0.00	0.00	415.77	396.93
2007	11.00	30.79	0.32		0.00	0.00	255.95	0.00	0.00	362.07	711.19
2008	11.00	28.41	.0.30		0.00	0.00	255.95	0.00	0.00	314.16	959.10
2009	11.00	26.06	0.27	.	0.00	0.00	255.95	0.00	0.00	267.08	1,150.68
2010	11.00	23.98	0.25		0.00	0.00	255.95	0.00	0.00	225.27	1,297.60
2011	11.00	22.06	0.23		0.00	0.00	255.95	0.00	0.00	186.80	1,408.38
2012	11.00	20.35	0.21		0.00	0.00	255.95	0.00	0.00	152.47	1,490.59
2013	11.00	18.67	0.20		0.00	0.00	255.95	0.00	0.00	118.75	1,548.81
2014	11.00	17.18	0.18		0.00	0.00	255.95	0.00	0.00	88.79	1.588.39
2015	11.00	15.80	0.17		0.00	0.00	255.95	0.00	0.00	61.23	1,613.22
2016	11.00	14.58	0.15		0.00	0.00	255.95	0.00	0.00	36.64	1,626.76
2017	11.00	13.37	0.14		0.00	0.00	255.95	0.00	0.00	12.48	1,630.97
2018	11.00	1.05	0.01		0.00	0.00	20.64	0.00	0.00	0.44	1,631.11

Rem.		0.00	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		265.76	2.80		0.00	0.00	3.092.02	0.00	0.00	2,241.96	1,631.11

		Present Worth Profile (M$)
		PW	5.00%	1,890.44
		PW	8.00%	1,725.99
Disc. Initial Invest (M$):	0.000	PW	10.00%	1,631.11
ROInvestment (disc/undisc)	0.00/0.00	PW	12.00%	1,546.10
Years to Payout	0.00	PW	15.00%	1,434.20
Internal ROR (%):	0.00	PW	20.00%	1,280.86

1

Date : 2/9/06 9:55:34AM	ECONOMIC SUMMARY PROJECTION	COWDEN SOUTH Lease Sort

	As Of Date : 01/01/06	Non-Producing Rsv Category
Project Name : Kayser Back-ins 1:06	Discount Rate (%) : 10.00	Proved Rsv Class
Partner : SDG Resources, L.P.	Custom Selection
[ILLEGIBLE] : REPORT BREAK TOTAL CASE

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2006	9.81	36.17	7.92	21.15	53.47	6.70	423.50	141.70	0.00
2007	32.21	65.89	26.01	38.52	53.47	6.70	1,390.58	258.14	0.00
2008	45.50	70.06	36.74	40.96	53.47	6.70	1,964.54	274.48	0.00
2009	41.75	61.97	33.71	36.23	53.47	6.70	1,802.33	242.78	0.00
2010	38.41	55.06	31.01	32.19	53.47	6.70	1,658.24	215.70	0.00
2011	35.34	48.99	28.54	28.64	53.47	6.70	1,525.67	191.93	0.00
2012	32.60	43.77	26.32	25.59	53.47	6.70	1,407.38	171.49	0.00
2013	29.91	38.95	24.15	22.77	53.47	6.70	1,291.18	152.61	0.00
2014	27.52	34.82	22.22	20.36	53.47	6.70	1,187.95	136.41	0.00
2015	25.32	31.17	20.44	18.22	53.47	6.70	1,092.98	122.10	0.00
2016	23.35	28.01	18.86	16.37	53.47	6.70	1,08.24	109.72	0.00
2017	21.42	25.07	17.30	14.65	53.47	6.70	924.99	98.20	0.00
2018	24.94	25.53	20.14	14.92	53.47	6.70	1,076.55	100.01	0.00
2019	23.39	23.29	18.89	13.62	53.47	6.70	1,009.85	91.24	0.00
2020	21.58	21.10	17.42	12.33	53.47	6.70	931.56	82.65	0.00

Rem.	133.12	120.36	107.49	70.37	53.47	6.70	5,747.22	471.52	0.00
Total	566.15	730.20	457.16	426.90	53.47	6.70	24,442.75	2,860.69	0.00
[ILLEGIBLE]	566.15	730.20

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Well Count	Production (M$)	AdValorem (M$)	Investment (M$)	Lease Costs (M$)	Well Costs (M$)	Costs (M$)	Profits (M$)	Cash Flow (M$)	Cash Flow (M$)
2006	4.00	30.11	0.28	1,655.00	0.00	163.54	0.00	0.00	-1,283.73	-1,244.20
2007	4.00	83.33	0.82	0.00	0.00	163.54	0.00	0.00	1,401.02	-37.75
2008	4.00	110.95	1.12	0.00	0.00	163.54	0.00	0.00	1,963.4l	1,511.04
2009	4.00	101.12	1.02	0.00	0.00	163.54	0.00	0.00	1,779.44	2,787.02
2010	4.00	92.46	0.94	0.00	0.00	163.54	0.00	0.00	1,617.01	3,841.18
2011	4.00	84.58	0.86	0.00	0.00	163.54	0.00	0.00	1,468.63	4,711.63
2012	4.00	77.60	0.79	0.00	0.00	163.54	0.00	0.00	1,336.94	5,431.96
2013	4.00	70.84	0.72	0.00	0.00	163.54	0.00	0.00	1,208.69	6,023.94
2014	4.00	64.88	0.66	0.00	0.00	163.54	0.00	0.00	1,095.28	6,511.64
2015	4.00	50.43	0.61	0.00	0.00	163.54	0.00	0.00	991.50	6,913.03
2016	4.00	54.61	0.56	0.00	0.00	163.54	0.00	0.00	899.26	7,243.96
2017	4.00	49.91	0.51	0.00	0.00	163.54	0.00	0.00	809.23	7,514.67
2018	4.00	57.02	0.59	0.00	0.00	398.84	0.00	0.00	720.11	7,733.71
2019	15.00	53.30	0.35	0.00	0.00	419.48	0.00	0.00	627.76	7,907.33
2020	15.00	49.05	0.51	0.00	0.00	419.48	0.00	0.00	545.17	8,044.40

Rem.		299.74	3.11	0.00	0.00	3,879.72	0.00	0.00	2,036.17	377.28
Total		1,338.92	13.65	1,655.00	0.00	7,079.97	0.00	0.00	17,215.90	8,421.69

		Present Worth Profile (M$)
		PW	5.00%	11,693.05
		PW	8.00%	9,548.83
Disc. Initial Invest (M$):	1,591.057	PW	10.00%	8,421.69
ROInvestment (disc/undisc)	6.29/11.40	PW	12.00%	7,477.65
Years to Payout	1.94	PW	15.00%	6,324.78
Internal ROR (%):	110.74	PW	20.00%	4,899.37

2

ANNEX I

TITLE TO THE PROPERTIES

1.                                       Definitions. This Annex I incorporates the defined terms contained in the Agreement and also includes the following definitions:

(a)                                  “Allocated Value” means the value allocated to each Title Property as set forth on Exhibit 1.1.1. - Part B, reflecting the portion of the Purchase Price associated with each Title Property.

(b)                                 “Liens” means any encumbrance, lien, claim, easement, right, agreement, instrument, obligation, burden or defect.

(c)                                  “Defensible Title” means such title as (i) will enable Buyer, as Sellers’ successor in title, to receive from a particular Oil and Gas Property at least the “Net Revenue Interest” identified on Exhibit 1.1.1 - Part B as being associated with such Oil and Gas Property, without reduction, suspension or termination throughout the term of such Oil and Gas Property, except for any reduction, suspension or termination set forth in Exhibit 1.1.1 - Part B; (ii) will obligate Buyer, as Sellers’ successor in title, to bear no greater “Working Interest” than the Working Interest identified on Exhibit 1.1.1 - Part B as being associated with a particular Oil and Gas Property, without increase throughout the term of such Oil and Gas Property, except for any increase set forth in Exhibit 1.1.1 - Part B; and (iii) is free and clear of all Liens, except for the Lender Encumbrances and the Permitted Encumbrances.

(d)                                 “Lender” means J. Aron & Company, Inc.

(e)                                  “Lender Encumbrances” means: (i) the mortgage liens, deeds of trust, security interests, and financing statements in favor of J. Aron & Company, each of which is described on Exhibit 1.1.1 - Part C; (ii) the mortgage liens, deeds of trust, security interests, and financing statements in favor of Texas Capital Bank, each of which is described on Exhibit 1.1.1 - Part C; and (iii) the Net Profits Interest conveyances in favor of MTGLQ Investors, L.P., an affiliate of Lender, each of which is described on Exhibit 1.1.1 - Part C.

(f)                                    “Notice Date” means April 11, 2006.

(g)                                 “Permitted Encumbrances” means (i) liens for taxes not yet delinquent, (ii) lessors’ royalties, overriding royalties, division orders, reversionary interests, and similar burdens that do not operate to reduce the Net Revenue Interest of any Seller in any of the Oil and Gas Properties to less than the amount set forth therefor on Exhibit 1.1.1 - Part B, (iii) the consents and rights described in Exhibit 3.8; and (iv) the Contracts insofar as they do not operate to increase the Working Interest of any Seller set forth on Exhibit 1.1.1 - Part B, for any of the Oil and Gas Properties or decrease the Net Revenue Interest of such Seller set forth on Exhibit 1.1.1 - Part B for any of the Oil and Gas Properties.

(h)                                 “Title Defect” means (i) any Lien, Contract, agreement, instrument, obligation, defect. consent to assignment or preferential right to purchase a Title Property, other than a Permitted Encumbrance or matter specifically waived by Buyer, that is identified by Buyer on or

i

before the Notice Date, and that renders title to a Title Property (or any portion thereof) less than Defensible Title or (ii) any misstatement or inaccuracy of a “Net Revenue Interest” (as defined in Section 1 (c) hereof) or a “Working Interest” (as defined in Section 1(c) hereof) as set forth on Exhibit 1.1.1 - Part B. Notwithstanding anything herein to the contrary, so long as the condition to Buyer’s obligation in Section 9.2.3 is satisfied at Closing, the Lender Encumbrances shall not constitute Title Defects.

(i)                                     “Title Defect Amount” means the amount by which the Allocated Value of a Title Property (or a portion thereof) is reduced because of the existence of a Title Defect. In determining the Title Defect Amount, the following factors shall be taken into account: (i) the Allocated Value assigned to the Title Property affected; (ii) the method of arriving at such Allocated Value; (iii) the portion of the Title Property affected by such Title Defect; (iv) the legal effect of the Title Defect; and (v) the potential economic effect of the Title Defect over the life of the Title Property affected. However, in no event shall the Title Defect Amount, as to any particular Title Property, exceed the Allocated Value therefor.

(j)                                     “Title Defect Deductible” means $200,000.

(k)                                  “Title Defect Threshold” means $25,000.

(1)                                  “Title Property” (or collectively, the “Title Properties”) means each Oil and Gas Property designated in Exhibit 1.1.1 - Part B to the Agreement.

2.                                       Title Procedure.

2.1                                 Notice of Title Defects. On or before the Notice Date, Buyer shall notify Sellers of any Title Defect(s) affecting the Title Properties discovered by Buyer. The notice(s) shall be in writing and shall describe the alleged Title Defect(s), specify the Title Property affected and set forth Buyer’s assessment of the aggregate of the Title Defect Amounts which exceed the Title Defect Threshold. Notwithstanding the foregoing, Buyer shall not deliver a notice of any Title Defects until Buyer has identified Title Defects having, in the aggregate, in excess of the Title Defect Deductible.

2.2                                 Sellers’ Election to Cure. Sellers may notify Buyer in writing on or before three days prior to the Closing Date that they elect to cure the alleged Title Defect. If Sellers have elected to cure the Title Defect, then Sellers shall use commercially reasonable efforts to cure such Title Defect during a period ending thirty days after Closing (the “Cure Period”).

2.3                                 Uncured Title Defects. If at the Closing Date, a Title Defect identified by Buyer pursuant to Section 2.1 of this Annex I remains uncured and Sellers have not notified Buyer of their election to attempt to cure such Title Defect, then the Purchase Price to be paid at the Closing shall be reduced by the amount by which the Title Defect Amount exceeds the Title Defect Threshold. If after the Cure Period, a Title Defect that Sellers have elected to cure remains uncured, then the following provisions shall apply: (a) the Purchase Price shall be reduced in the Final Settlement Statement by an amount equal to the Title Defect Amount attributable to such Title Defect; (b) if Sellers believe in good faith that Sellers can cure such Title Defect. Sellers may continue to attempt to cure such Title Defect for an additional ninety (90) days; (c) if after such additional ninety (90) day period, such Title Defect remains uncured.

the Purchase Price shall be reduced in the Final Settlement Statement by an amount equal to the Title Defect Amount for such Title Defect; and (d) if Sellers cure such Title Defect on or before the expiration of such ninety (90) day period, Buyer shall reimburse Sellers the Title Defect Amount attributable to such Title Defect. In the event that the Title Defect Deductible has not been factored into an adjustment of the Purchase Price at Closing, then the Title Defect Amount used in the Final Settlement Statement shall be reduced by the Title Defect Deductible.

3.                                       Dispute Resolution. If a Dispute exists as to whether a matter referred to in any notice furnished by Buyer to Sellers pursuant to Section 2.1 of this Annex I constitutes a Title Defect, whether a Title Defect has been cured, or the amount of any Title Defect Amount, either Buyer or Sellers may request arbitration of such dispute.

4.                                       Arbitration Matters.

(a)                                  The parties agree that a law firm reasonably acceptable to Buyer and Sellers shall be the sole arbitrator to hear and decide all matters that are subject to arbitration under this Annex I. If no member of that firm is willing or able to serve in such capacity, then the parties agree to designate another mutually acceptable person as the sole arbitrator under this Agreement. If the parties are unable to agree upon the designation of a person as substitute arbitrator, then either Sellers, on the one hand, or Buyer, on the other hand, or Sellers and Buyer together, may in writing request the judge of the United States District Court for the Southern District of Texas senior in term of service to appoint the substitute arbitrator.

(b)                            Any arbitration hearing shall be held at a place in Houston, Texas acceptable to the arbitrator.

(c)                             The arbitrator shall settle any dispute referred to in this Annex I in accordance with the Texas General Arbitration Act and the Rules of the American Arbitration Association to the extent such rules do not conflict with the terms of such Act and the terms hereof. The decision of the arbitrator shall be binding upon the parties, and may he enforced in any court of competent jurisdiction. Sellers and Buyer, respectively, shall bear their own legal fees and other costs incurred in presenting their respective cases. The charges and expenses of the arbitrator shall be shared equally by Sellers and Buyer.

(vii) the Permian Basin Divestiture Executive Presentation, Fourth Quarter 2005, prepared by the Advisor, and circulated to prospective purchasers.

This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties by others heretofore given or made in respect of the Properties or any part thereof.

This Assignment and Bill of Sale may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Assignment and Bill of Sale.

As used herein, the term “SDG” means SDG Resources, L.P., a Texas limited partnership.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed on this, the       day of April 2006. This Assignment shall be effective at 7:00 a.m. (in the locale where the Properties are located) on January 1, 2006 (the “Effective Time”).

ASSIGNOR:

[assignor]

By:
Name:
Title:

ASSIGNEE:

RESACA EXPLOITATION, LP

By:	Resaca Exploitation GP, LLC,
its general partner

By:
Name:
Title:

Address of Assignor:	Address of Assignee:
[assignor]	Resaca Exploitation, LP
1221 Lamar, Suite 1175
Houston, Texas 77010

v

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on April                   , 2006, by                 , the                              of [assignor], on behalf of said [entity].

Notary Public in and for
The State of
Name:
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on April                 , 2006, by                  of Resaca Exploitation GP. LLC, the general partner of Resaca Exploitation, LP, a Delaware limited partnership, on behalf of said partnership.

Notary Public in and for
The State of
Name:
My Commission Expires:

EXHIBIT A
TO
ASSIGNMENT AND BILL OF SALE
[To he Attached]

ANNEX II

ENVIRONMENTAL REVIEW

Buyer and Sellers acknowledge and agree that the provisions of this Annex II are the result of mutual compromise and an allocation of risk with respect to the subject matter hereof. The provisions of this Annex II shall be effective notwithstanding the knowledge or lack of knowledge of Buyer and/or Sellers with respect to the condition of the Properties, Environmental Contaminants, Environmental Liabilities, or any compliance or lack thereof with Environmental Laws and Environmental Permits, as such terms are hereafter defined. Buyer and Sellers further acknowledge and agree that the provisions of this Annex II have been given individual weight by them in connection with entering into this agreement and the setting of the Purchase Price. Buyer and Sellers acknowledge and agree that the allocations of risk and responsibility contained in this Annex II are mutually intended by them to be fully enforced and given full effect in the construction and interpretation of this Agreement.

1.                                       Definitions.

1.1                                 “Environmental Claim” means any environmental, health, and/or safety claim, demand, filing, investigation, administrative proceeding, action, suit, or other legal proceeding, whether direct, indirect, contingent, pending, threatened or otherwise, whether arising under any Environmental Law or otherwise.

1.2                                 “Environmental Contaminant” means any pollutant, waste, contaminant, or hazardous, extremely hazardous, or toxic material, substance, chemical or waste identified, defined, or regulated as such under any Environmental Law.

1.3                                 “Environmental Laws” as used herein means all laws, statutes, ordinances. permits, orders, judgments, rules or regulations which are promulgated, issued or enacted by a governmental entity having appropriate jurisdiction that relate to (A) the prevention of pollution or environmental damage, (B) the rernediation of pollution or environmental damage, (C) public health and/or safety, or (D) the protection of the environment generally; including without limitation, the Clean Air Act, as amended, the Clean Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Safe Drinking Water Act, as amended, the Toxic Substance and Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous and the Solid Waste Amendments Act of 1984, as amended, the Oil Pollution Act of 1990, as amended, the Occupational Safety and Health Act of 1970 and all applicable State of Texas statutes relating to protection of natural resources and the environment and to environmental response.

1.4                                 “Environmental Liability” or “Environmental Liabilities” means any and all Claims arising from, based upon. associated with or related to (A) any Environmental Claim, (B) any Environmental Permit, (C) any Environmental Law, or (D) Environmental Contaminants, (including, without limitation, all costs arising under any theory of recovery, in law or at equity).

i

whether based on negligence, strict liability, or otherwise, including, without limitation, remediation, removal, response, restoration, abatement, investigative, monitoring, personal injury, and property damage costs and all other related costs, expenses, losses, damages, penalties, fines, liabilities and obligations (including interest paid or accrued, attorneys’ fees, and court costs).

1.5                                 “Environmental Permits” means all environmental and health and safety permits, licenses, approvals, consents, certificates and other authorizations necessary for the ownership or operation of the Properties.

2.                                       Inspection and Testing.

2.1                                 Prior to Closing, Buyer shall have the right, at its sole cost and risk, to conduct a Phase I environmental assessment of the Properties to the extent that Sellers have the authority to grant such right to Buyer; provided that Sellers shall have the right to review and approve any plan to conduct such an environmental assessment, with such approval not to be unreasonably withheld, delayed or conditioned by Sellers. Any data obtained shall be provided to Sellers, including any reports and conclusions. Sellers and Buyer shall keep all information strictly confidential whether or not Closing occurs, except as may be required pursuant to any Environmental Laws. If Buyer believes the Phase I environmental assessment reveals the need for further soil or ground water sampling or subsurface testing to determine the extent of any Adverse Environmental Condition, as such term is hereafter defined, subject to Sellers’ approval of Buyer’s plan for further testing, which such approval shall not he unreasonably withheld, the Buyer shall have the right to conduct at its cost and risk such tests. As used herein, the term “Adverse Environmental Condition” shall mean (i) the failure of the Properties to be in material compliance with all applicable Environmental Laws; (ii) the Properties being subject to any agreements, consent orders, decrees or judgments currently in existence based on any Environmental Laws that negatively and materially impact the future use of any portion of the Properties or that require any material change in the present conditions of any of the Properties; (iii) the Properties being subject to any material uncured notices of violations of or material non-compliance with any applicable Environmental Laws; or (iv) any condition on the Properties which has presently resulted in, or with the passage of time, could result in, in the judgment of Buyer, the incurrence of Environmental Liabilities.

2.2                                 Buyer waives and releases all claims against each Seller, its parent and subsidiary companies, and each of their respective directors, officers, employees, agents and other representatives and their successor and assigns (collectively, the “Seller Group”), for injury to or death of persons, or damage to property, arising in any way from the exercise of rights granted to Buyer hereby or the activities of Buyer or its employees, agents or contractors on the Properties, BUYER SHALL INDEMNIFY THE SELLER GROUP AGAINST AND HOLD EACH AND ALL OF SAID INDEMNITEES HARMLESS FROM ANY AND ALL LOSS, COST, DAMAGE, EXPENSE OR LIABILITY, INCLUDING ATTORNEY’S FEES, WHATSOEVER ARISING OUT OF (i) ANY AND ALL STATUTORY OR COMMON LAW LIENS OR OTHER ENCUMBRANCES FOR LABOR OR MATERIALS FURNISHED IN CONNECTION WITH SUCH TESTS, SAMPLINGS, STUDIES OR SURVEYS AS BUYER MAY CONDUCT WITH RESPECT TO THE PROPERTIES; AND (ii) ANY INJURY TO OR DEATH OF PERSONS OR

ii

DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTIES AS A RESULT OF SUCH EXERCISE OR ACTIVITIES.

3.                                       Notice of Adverse Environmental Conditions. No later than ten Business Days prior to the Closing Date, Buyer shall notify Sellers in writing of any Adverse Environmental Condition with respect to the Properties. Such notice shall describe in reasonable detail the Adverse Environmental Condition and include the estimated Environmental Defect Value attributable thereto, as such term is hereafter defined. Buyer shall not send such a notice to Sellers: (a) except with respect to any Adverse Environmental Conditions having an Environmental Defect Value that exceeds $50,000 (the “Environmental Defect Threshold”); and (b) unless Buyer has identified Adverse Environmental Conditions having Environmental Defect Values, in the aggregate, in excess of 1% of the Adjusted Purchase Price (the “Environmental Defect Deductible”). The “Environmental Defect Value” attributable to any Adverse Environmental Condition shall be the estimated amount (net to the applicable Seller’s interest) of all reasonable costs and claims associated with the existence, Remediation, as hereafter defined, or correction of the Adverse Environmental Conditions, as reasonably determined and estimated by Buyer. With the exception of those matters described in Annex II below, Buyer also shall be deemed to have conclusively waived any remedies under this Annex II for all Adverse Environmental Conditions not disclosed to Sellers before ten Business Days prior to the Closing Date. Buyer waives any remedy under this Annex II against Sellers for Adverse Environmental Conditions that do not exceed the Environmental Defect Deductible. Any Adverse Environmental Condition waived shall be deemed to be a Permitted Encumbrance. Nothing contained in this Annex shall be construed to limit the indemnities of Sellers contained in Section 15.3 of the Agreement to which this Annex is attached.

4.                                       Rights and Remedies for Adverse Environmental Conditions.

4.1                                 With respect to any Adverse Environmental Conditions affecting one or more of the Properties which have Environmental Defect Values in the aggregate exceeding the Environmental Defect Deductible (other than the Adverse Environmental Conditions described on Schedule 4.1 to Annex II), Buyer may elect, on a Property by Property basis, to take one of the following actions: (i) Remediate or cause Sellers to Remediate (as defined below), in each case at Sellers’ cost, the Adverse Environmental Conditions, and proceed to Closing with an indemnification from Sellers pursuant to the terms of Section 15.3 hereof but with no adjustment of the Adjusted Purchase Price (whether or not such Remediation is complete at Closing); (ii) proceed to Closing and adjust the Adjusted Purchase Price in an amount equal to the applicable Environmental Defect Value; provided that such adjustment shall not exceed the Allocated Value for such Asset; or (iii) cause Sellers to retain the affected Property and reduce the Adjusted Purchase Price by the Allocated Value of the affected Property.

4.2                                 Buyer waives any Adverse Environmental Condition for which Buyer has received an adjustment to the Adjusted Purchase Price in accordance with Annex II.

4.3                                 The term “Remediate” means, with respect to any valid Adverse Environmental Condition, the undertaking and completion of those actions and activities necessary to remediate such Adverse Environmental Condition to the degree sufficient that such Adverse Environmental Condition no longer constitutes an Adverse Environmental Condition as defined above. Buyer

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shall notify Sellers at such time as it believes that it has Remediated an Adverse Environmental Condition along with the compilation of Buyer’s costs in completing the Remediation. Sellers shall promptly reimburse Buyer for such costs.

4.4                                 If Sellers and Buyer are unable to agree on the amount of the Environmental Defect Value within ten (10) days after Sellers’ receipt of the Environmental Defect Notice, any proposed Remediation of an Adverse Environmental Condition by Buyer or that an Adverse Environmental Condition exists, has been Remediated or is required to be Remediated, then the dispute will be submitted to ENSR or another mutually acceptable company (the “Environmental Consultant”) whose determination shall be final and binding upon the Parties. Sellers and Buyer shall each bear their respective costs and expenses incurred in connection with any such dispute, and one-half (1/2) of the fees, costs and expenses charged by the Environmental Consultant. Each Party shall present a written statement of its position on the Adverse Environmental Condition and/or the Environmental Defect Value in question to the Environmental Consultant within five (5) days after the Environmental Consultant is selected, and the Environmental Consultant shall make a determination of all points of disagreement in accordance with the terms and conditions of this Agreement within ten (10) Business Days of receipt of such position statements. If necessary, the Closing Date shall be deferred only as to those Properties affected by any unresolved disputes regarding the existence of an Adverse Environmental Condition and/or the Environmental Defect Value until the Environmental Consultant has made a determination of the disputed issues with respect thereto and all subsequent dates and required activities with respect to any such Properties having reference to the Closing Date shall be correspondingly deferred; provided, however, that, unless Sellers and Buyer mutually agree to the contrary, the Closing Date shall not be deferred in any event for more than sixty (60) days beyond the scheduled Closing Date. All Properties as to which no such dispute(s) exist shall be conveyed to Buyer subject to the terms of this Agreement at Closing. Once the Environmental Consultant’s determination has been expressed to the Parties, if applicable, Buyer shall have five (5) days in which to advise Sellers in writing which of the options available to Buyer under Annex II Buyer elects regarding each of the Properties as to which the Environmental Consultant has made a determination.

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EXHIBIT 4.1 TO ANNEX II

ADVERSE ENVIRONMENTAL CONDITIONS

•                                          Items described in that certain Environmental Assessment of SDG Resources, L.P. dated July 2004, prepared for Goldman, Sachs & Co. by E. Vironment, L.P.

ANNEX III – PART A

CERTIFICATE OF SELLER

Pursuant to the Agreement for Purchase and Sale (the “Agreement”) by and among SDG Resources, L.P. (which entity is known, for purposes of this Certificate, as “Seller”), Innovative Oil and Gas Development and Trading Company, Inc., and Arkios Partners, L.P., collectively as Sellers, and Resaca Exploitation, LP (“Buyer”), Seller hereby represents, warrants, and affirms to Buyer as follows:

1.                                       Seller has performed and complied in all material respects with each of the covenants and conditions required by the Agreement to be performed or complied with by each of the Seller before or at the time of execution of this Certificate; and

2.                                       Each representation and warranty made by Seller under the Agreement was true and correct in all material respects as of the date when made and is hereby made again as of the date of this Certificate and is, as of the date of this Certificate, true and correct in all material respects, except for changes specifically contemplated under the Agreement.

This Certificate is executed this                     day of April, 2006.

SDG RESOURCES, L.P.

Authorized Officer

ANNEX III – PART B

CERTIFICATE OF SELLER

Pursuant to the Agreement for Purchase and Sale (“Agreement”) by and among SDG Resources, L.P., Innovative Oil and Gas Development and Trading Company, Inc. (which entity is known, for purposes of this Certificate, as “Seller”), and Arkios Partners, L.P., collectively, as Sellers, and Resaca Exploitation, LP (“Buyer”), Seller hereby represents, warrants, and affirms to Buyer as follows:

1.                                       Seller has performed and complied in all material respects with each of the covenants and conditions required by the Agreement to be performed or complied with by each of the Seller before or at the time of execution of this Certificate; and

2.                                       Each representation and warranty made by Seller under the Agreement was true and correct in all material respects as of the date when made and is hereby made again as of the date of this Certificate and is, as of the date of this Certificate, true and correct in all material respects, except for changes specifically contemplated under the Agreement.

This Certificate is executed this                    day of April, 2006.

INNOVATIVE OIL AND GAS DEVELOPMENT AND TRADING COMPANY, INC.

Authorized Officer

ANNEX III – PART C

CERTIFICATE OF SELLER

Pursuant to the Agreement for Purchase and Sale (“Agreement”) by and among SDG Resources, L.P., Innovative Oil and Gas Development and Trading Company, Inc., and Arkios Partners, L.P. (which entity is known, for purposes of this Certificate, as “Seller”), collectively as Sellers, and Resaca Exploitation, LP (“Buyer”), Seller hereby represents, warrants, and affirms to Buyer as follows:

1.                                       Seller has performed and complied in all material respects with each of the covenants and conditions required by the Agreement to be performed or complied with by each of the Seller before or at the time of execution of this Certificate; and

2.                                       Each representation and warranty made by Seller under the Agreement was true and correct in all material respects as of the date when made and is hereby made again as of the date of this Certificate and is, as of the date of this Certificate, true and correct in all material respects, except for changes specifically contemplated under the Agreement.

This Certificate is executed this                    day of April, 2006.

ARKIOS PARTNERS, L.P.

Authorized Officer

ANNEX IV

CERTIFICATE OF BUYER

Pursuant to the Agreement for Purchase and Sale (“Agreement”) by and between SDG Resources, L.P., Innovative Oil and Gas Development and Trading Company, Inc., and Arkios Partners, L.P., collectively as Sellers, and Resaca Exploitation, LP (which entity is known, for purposes of this Certificate, as “Buyer”), Buyer hereby represents, warrants, and affirms to Sellers as follows:

1.                                       Buyer has performed and complied in all material respects with each of the covenants and conditions required by the Agreement to be performed or complied with by it before or at the time of execution of this Certificate; and

2.                                       Each representation and warranty made by Buyer under the Agreement was true and correct in all material respects as of the date when made and is hereby made again as of the date of this Certificate and is, as of the date of this Certificate, true and correct in all material respects, except for changes specifically contemplated under the Agreement.

This Certificate is executed this                           day of April 2006.

RESACA EXPLOITATION, LP

By:	Resaca Exploitation GP, LLC.
its general partner

Authorized Officer

ANNEX V

ASSIGNMENT AND BILL OF SALE

THE STATE OF

COUNTY OF

THIS ASSIGNMENT AND BILL OF SALE (“Assignment”) is executed and delivered by [Sellers] (“Assignor”), to Resaca Exploitation, LP, a Delaware limited partnership (“Assignee”).

Assignor, for valuable considerations, the receipt and sufficiency of which are hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee the undivided interest of Assignor set forth in Exhibit ”A” in and to the following properties, other than the Excluded Assets (as defined below) (the “Properties”):

A.                                        All properties described on Exhibit A — Part I whether the interest of Assignor in such properties is fee interests, leasehold interests, licenses, concessions, working interests, farmout rights, royalty, overriding royalty or other non-working or carried interests, operating rights or other mineral rights of every nature and any rights that arise by operation of law or otherwise in all properties and lands pooled, unitized, communitized or consolidated with such properties (the “Oil and Gas Properties”);

B.                                          All oil, condensate or natural gas wells, water source wells, and water and other types of injection wells either located on the Oil and Gas Properties or used or held for use in connection with the Oil and Gas Properties under a Surface Contract, whether producing, operating, shut-in, temporarily or permanently abandoned (the “Wells”);.

C.                                          All severed crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, petroleum, natural gas liquids, condensate, products, liquids and other hydrocarbons and other minerals-or materials of every kind and description produced from the Oil and Gas Properties and either (i) in storage tanks on the Effective Time or (ii) sold on or after the Effective Time (the “Substances”);

D.                                         All leases, easements, privileges, right-of-way agreements, licenses or other agreements relating to the use or ownership of surface and subsurface properties and structures that are used or held for use in connection with the exploration, production or development of Substances from the Oil and Gas Properties, including the lease arrangements for the office facility and pipe yard located in Odessa, Texas and the other interests described on Exhibit A — Part 2 (the “Surface Contracts”);

E.                                      All equipment, furniture, computers, fixtures, vehicles, physical facilities or interests therein (including but not limited to gathering lines, pipelines, compressors and gas plants) of every type and description to the extent that the same are used or held for use in connection with the ownership or operation of the Properties and are located on the Oil and Gas Properties or on any surface covered by a Surface Contract, including, without

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limitation, laptop computers used by Assignor’s employees or independent contractors based in Odessa, Texas (the “Equipment”);

F.                                      All abstracts, title opinions, title reports, title policies, lease and land files, surveys, analyses, compilations, correspondence, filings with and reports to regulatory agencies, other documents and instruments to the extent they are directly related to the Oil and Gas Properties and the transfer thereof is not prohibited by any existing contractual obligations, including geological, geophysical, engineering, exploration, and production data that are in the possession of Assignor, or any independent contractor of Assignor, and relate to the Properties (the “Data”);

G.                                 All contracts and arrangements that directly relate to the Properties and the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of Substances therefrom and any and all amendments, ratifications or extensions of the foregoing, to the extent that any of the foregoing relate to or are in effect during any periods (unless and to the extent pertaining to an obligation retained by Assignor hereunder) (the “Contracts”), all rights to make claims, during any periods on or after the Effective Time, under purchase and sale agreements pursuant to which Assignor acquired its interests in any of the Oil and Gas Properties, and all rights to make claims and receive proceeds under any insurance policy held by or on behalf of Assignor in connection with the Properties for any claim that arises from the Effective Time through the Closing Date in connection with the Properties;

H.                                    All franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights, that relate to the Properties or the ownership or operation of any thereof (the “Permits”), including, without limitation, the Permits described on Exhibit A – Part 3 hereto; and

I.                                         All (i) accounts, instruments and general intangibles (as such terms are defined in the Uniform Commercial Code of the jurisdiction in which the Properties are located) attributable to the Properties with respect to any period of time after the Effective Time; and (ii) liens and security interests in favor of Assignor, whether choate or inchoate, under any law, rule or regulation or under any of the Contracts (a) arising from the ownership, operation or sale or other disposition on or after the Effective Time of any of the Properties or (b) arising in favor of SDG (as defined below) as the operator of the Oil and Gas Properties.

Without limiting the foregoing, all interests, lands and leases, whether now owned by Assignor or hereafter acquired by operation of law or otherwise that relate to the Properties are intended to be conveyed hereby, even though the Assignor’s interest in said lands or leases be incorrectly described in, or a description of such interest be omitted from, Exhibit A.

TO HAVE AND TO HOLD all and singular the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto Assignee and their respective successors, legal representatives and assigns forever, subject to the Permitted Encumbrances (as defined in the Agreement for Purchase and Sale among Assignor, [other

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sellers], as Sellers, and Assignee, as Buyer). Assignor hereby binds itself, its successors, legal representatives and assigns, to warrant and forever defend the Properties unto Assignee, their respective successors, legal representatives and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

As used herein, “Excluded Assets” means (1) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Properties with respect to any period of time prior to the Effective Time; (2) all claims and causes of action of Assignor (unless pertaining to an obligation assumed by Assignee hereunder) (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), or (iii) with respect to any of the Excluded Assets; (3) all rights and interests of Assignor (unless pertaining to an obligation assumed by Assignee hereunder) (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; (4) all Substances produced and sold from the Oil and Gas Properties during any period prior to the Effective Time, together with all proceeds from or of such Substances; (5) claims of Assignor for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period prior to the Effective Time, (ii) income or franchise taxes, or (iii) any taxes attributable to the Excluded Assets; (6) all amounts due or payable to Assignor as adjustments to insurance premiums related to the Properties with respect to any period prior to the Effective Time; (7) all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Properties for any period prior to the Effective Time, or (ii) any Excluded Assets; (8) all furniture, equipment, personal computers and associated peripherals and all radio and telephone equipment owned by Assignor and located in Montrose, Colorado, New York, New York, or Austin, Texas; (9) Assignor’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (10) all of Assignor’s interpretations of geological and geophysical data; (11) all documents and instruments of Assignor that may be protected by an attorney-client privilege; (12) data that cannot be disclosed or assigned to Assignee as a result of confidentiality arrangements under agreements with persons unaffiliated with Assignor; (13) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets; (14) Assignor’s financial and accounting information other than any financial and accounting records delivered to Assignee in connection with Assignee’s due diligence investigation of the Properties; and (15) all (i) agreements and correspondence between Assignor and Petrie Parkman & Co. (the “Advisor”) relating to the transactions contemplated in this Agreement, (ii) lists of prospective purchasers for such transactions compiled by Assignor or the Advisor, (iii) bids submitted by other prospective purchasers of the Properties, (iv) analyses by Assignor or the Advisor of any bids submitted by any prospective purchaser, (v) correspondence between or among Assignor or Advisor, or either of their respective representatives, and any prospective purchaser other than Assignee, (vi) correspondence between Assignor or Advisor or any of their respective representatives with respect to any of the bids, the prospective purchasers, the engagement or activities of the Advisor or the transactions contemplated in this Agreement and

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ANNEX VI

CONVEYANCE AND BILL OF SALE

(Three Span Real Property)

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WINKLER	§

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SDG Resources, L.P., whose address is P.O. Box 1390, Montrose, Colorado 81402 (“Seller”), does-hereby SELL, GRANT, CONVEY and ASSIGN, and by these presents does hereby SELL, GRANT, CONVEY and ASSIGN, unto                         , whose address is                 (“Buyer”) all of all of its right, title and interest in the real property described in the attached Exhibit ”A”, together with all improvements, structures and fixtures located thereon and all appurtenances thereto, and any and all mineral interests therein if owned by Seller (hereinafter called the “Real Property”), subject to the provisions hereinafter set forth.

With respect to the Real Property conveyed hereby, Seller warrants its title thereto by, through and under it, but not otherwise. As to said Real Property, this Conveyance is made subject to all valid and subsisting restrictions, covenants, ordinances and zoning classifications pertaining to the Real Property as to any improvements located on said Real Property. Seller makes no warranty of merchantability, tenantability, habitability or fitness for any particular purpose with respect to such Real Property. Ad valorem and other real property taxes assessed against the Real Property will be prorated with respect to the year 2006 to the Effective Time hereof.

TO HAVE AND-TO -HOLD the Equipment and Real Property described in the exhibit attached hereto, together with all and singular the rights and appurtenances thereto in any way belonging unto Buyer, its successors and assigns, forever.

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